As filed with the Securities and Exchange Commission on December 28, 2022
File Nos. 33‑12988
811‑05088

Securities and Exchange Commission
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933
Pre‑Effective Amendment No.

Post-Effective Amendment No. 128	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 130	☒

THE AB PORTFOLIOS
(Exact Name of Registrant as Specified in Charter)

1345 Avenue of the Americas, New York, N.Y. 10105
(Address of Principal Executive Office) (Zip Code)
(Registrant’s Telephone Number, including Area Code):
(800) 221‑5672

EMILIE D. WRAPP
AllianceBernstein L.P.
1345 Avenue of the Americas, New York, N.Y. 10105
(Name and address of Agent for Service)
Copies of communications to:
Paul M. Miller
Seward & Kissel LLP
901 K Street, NW
Suite 800
Washington, DC 20001

Approximate Date of Proposed Public Offering:
It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on December 30, 2022 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Shares of beneficial interest.
This Post-Effective Amendment No. 128 relates solely to the Class A, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares, as applicable, of the AB Wealth Appreciation Strategy, AB All Market Total Return Portfolio, AB Sustainable Thematic Balanced Portfolio, AB Tax‑Managed Wealth Appreciation Strategy and AB Tax‑Managed All Market Income Portfolio. No information in the Registrant’s Registration Statement relating to the other series or classes thereof of the Registrant is amended or superseded.

PROSPECTUS   |   DECEMBER 30, 2022

(Shares Offered—Exchange Ticker Symbol)

AB Wealth Appreciation Strategy (Class A–AWAAX; Class C–AWACX; Class R–AWARX; Class K–AWAKX; Advisor Class–AWAYX)	AB Tax‑Managed Wealth Appreciation Strategy (Class A–ATWAX; Class C–ATWCX; Advisor Class–ATWYX)

AB All Market Total Return Portfolio (Class A–ABWAX; Class C–ABWCX; Class R–ABWRX; Class K–ABWKX; Class I–ABWIX; Advisor Class–ABWYX)	AB Tax‑Managed All Market Income Portfolio (Class A–AGIAX; Class C–AGICX; Advisor Class–AGIYX)

AB Sustainable Thematic Balanced Portfolio (Class A–ABPAX; Class C–ABPCX; Class R–APPRX; Class K–APWKX; Class I–APWIX; Advisor Class–ABPYX; Class Z–ABPZX)

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered

➢ Are Not FDIC Insured ➢ May Lose Value ➢ Are Not Bank Guaranteed

SUMMARY INFORMATION

AB Wealth Appreciation Strategy

INVESTMENT OBJECTIVE
The Fund’s investment objective is long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in the family of AB Mutual Funds sponsored by AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 48 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus, and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 106 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class R and K Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None	None
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class	Class R	Class K
Management Fees	.65%	.65%	.65%	.65%	.65%

Distribution and/or Service (12b‑1) Fees	.25%	1.00%	None	.50%	.25%

Other Expenses:
Transfer Agent	.03%	.04%	.03%	.26%	.20%
Other Expenses	.05%	.05%	.05%	.04%	.04%

Total Other Expenses	.08%	.09%	.08%	.30%	.24%

Acquired Fund Fees and Expenses	.36%	.36%	.36%	.36%	.36%

Total Annual Fund Operating Expenses	1.34%	2.10%	1.09%	1.81%	1.50%

Fee Waiver and/or Expense Reimbursement(c)	(.33)%	(.33)%	(.33)%	(.34)%	(.34)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.01%	1.77%	.76%	1.47%	1.16%

(a)
Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1‑year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.

(c)
The Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the Fund’s share of the advisory fees of any AB Mutual Funds in which the Fund invests, as included in “Acquired Fund Fees and Expenses” and paid by the Fund. This fee waiver and/or expense reimbursement will remain in effect until December 31, 2023. In connection with the Fund’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee, as included in “Acquired Fund Fees and Expenses”. Each of these agreements may only be terminated or changed with the consent of the Fund’s Board of Trustees.

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waivers remain in effect through the date indicated above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class	Class R	Class K
After 1 Year	$524	$280	*	$78	$150	$118

After 3 Years	$800	$626		$314	$536	$441

After 5 Years	$1,098	$1,099		$569	$948	$786

After 10 Years	$1,942	$2,210		$1,299	$2,099	$1,761

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.
Portfolio Turnover
The Fund or an investment company in which the Fund invests pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.
PRINCIPAL STRATEGIES
The Fund invests primarily in equity securities, either directly or through underlying investment companies advised by the Adviser (“Underlying Portfolios”). A majority of the Fund’s assets are expected to be invested directly in U.S. large‑cap equity securities, primarily common stocks, in accordance with the Adviser’s U.S. Strategic Equities investment strategy (“U.S. Strategic Equities”), as described below. In addition, the Fund seeks to achieve exposure to international large‑cap equity securities through investments in other registered investment companies advised by the Adviser, which may include International Strategic Equities Portfolio of Bernstein Fund, Inc. (“Bernstein International Strategic Equities Portfolio”). The Fund also invests in other Underlying Portfolios to efficiently gain exposure to certain other types of equity securities, including small- and mid‑cap and emerging market equity securities. An Underlying Portfolio is selected based on the segment of the equity market to which the Underlying Portfolio provides exposure, its investment philosophy, and how it complements and diversifies the Fund’s overall portfolio.
Under U.S. Strategic Equities, portfolio managers of the Adviser that specialize in various investment disciplines identify high-conviction large‑cap equity securities based on their fundamental investment research for potential investment by the Fund. These securities are then assessed in terms of both this fundamental research and quantitative analysis in creating the Fund’s portfolio. In applying the quantitative analysis, the Adviser considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior.
Bernstein International Strategic Equities Portfolio focuses on investing in non‑U.S. large‑cap and mid‑cap equity securities. Bernstein International Strategic Equities Portfolio follows a strategy similar to U.S. Strategic Equities, but in the international context.
Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies in the Fund or the Underlying Portfolios, including the use of currency-related derivatives, to seek to reduce currency risk in the Fund or the Underlying Portfolios, but it is not required to do so.
The Fund is managed without regard to tax considerations.
PRINCIPAL RISKS
•
Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

•
Foreign (Non‑U.S.) Risk: Investments in securities of non‑U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•
Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

•
Capitalization Risk: Investments in small- and mid‑capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid‑capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

•
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

•
Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

•
Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.
BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over ten years; and

•	how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.
You may obtain updated performance information on the Fund’s website at www.abfunds.com (click on “Investments—Mutual Funds”).
The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.
Effective July 14, 2017, the Fund made certain changes to its principal strategies, including the elimination of static asset allocation targets for investment, and the modification of the strategies to invest primarily in equity securities. The Fund had also previously allocated approximately one third of its assets to diversification investments such as alternative investments. Accordingly, the performance shown below for periods prior to July 14, 2017 is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.
Bar Chart
The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2022, the year‑to‑date unannualized return for Class A shares was ‑25.76%.

During the period shown in the bar chart, the Fund’s:
Best Quarter was up 19.01%, 2nd quarter, 2020; and Worst Quarter was down ‑22.35%, 1st quarter, 2020.

Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2021)

		1 Year	5 Years	10 Years
Class A*	Return Before Taxes	15.27%	12.29%	10.45%

	Return After Taxes on Distributions	12.85%	10.73%	9.30%

	Return After Taxes on Distributions and Sale of Fund Shares	10.40%	9.37%	8.23%
Class C	Return Before Taxes	18.44%	12.41%	10.11%
Advisor Class	Return Before Taxes	20.69%	13.55%	11.22%
Class R	Return Before Taxes	19.78%	12.74%	10.45%
Class K	Return Before Taxes	20.16%	13.09%	10.80%
MSCI ACWI (net) Index (reflects no deduction for fees, expenses, or taxes)		18.54%	14.40%	11.85%

*	After‑tax returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–
Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after‑tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Fund shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.
INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.
PORTFOLIO MANAGERS
The following table lists the persons responsible for day‑to‑day management of the Fund’s portfolio:

Employee	Length of Service	Title
Ding Liu	Since 2017	Senior Vice President of the Adviser

Nelson Yu	Since 2017	Senior Vice President of the Adviser
ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 27 of this Prospectus.

AB All Market Total Return Portfolio

INVESTMENT OBJECTIVE
The Fund’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in the family of AB Mutual Funds sponsored by AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 48 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus, and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 106 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class R, K and I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None	None
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class	Class R	Class K	Class I
Management Fees	.55%	.55%	.55%	.55%	.55%	.55%

Distribution and/or Service (12b‑1) Fees	.25%	1.00%	None	.50%	.25%	None

Other Expenses:
Transfer Agent	.06%	.07%	.06%	.26%	.20%	.12%
Other Expenses	.17%	.17%	.17%	.14%	.14%	.14%

Total Other Expenses	.23%	.24%	.23%	.40%	.34%	.26%

Acquired Fund Fees and Expenses	.02%	.02%	.02%	.02%	.02%	.02%

Total Annual Fund Operating Expenses	1.05%	1.81%	.80%	1.47%	1.16%	.83%

Fee Waiver and/or Expense Reimbursement(c)	(.01)%	(.01)%	(.01)%	(.01)%	(.01)%	(.01)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.04%	1.80%	.79%	1.46%	1.15%	.82%

(a)
Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1‑year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.

(c)
In connection with the Fund’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee, as included in “Acquired Fund Fees and Expenses”. The agreement may only be terminated or changed with the consent of the Fund’s Board of Trustees.

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waivers remain in effect for only one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class	Class R	Class K	Class I
After 1 Year	$527	$283	*	$81	$149	$117	$84

After 3 Years	$744	$568		$254	$464	$367	$264

After 5 Years	$979	$979		$443	$802	$637	$460

After 10 Years	$1,652	$1,926		$989	$1,757	$1,408	$1,024

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 105% of the average value of its portfolio.
PRINCIPAL STRATEGIES
The Adviser allocates the Fund’s investments primarily among a number of asset classes, including equity securities, fixed-income securities, and a number of alternative asset classes and alternative investment strategies. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging market countries. Under normal circumstances, at least 40% of the Fund’s net assets will be invested in securities of non‑U.S. issuers.
The Fund’s investments in equity securities of issuers consist primarily of securities of large-capitalization companies, but include securities of small- and mid‑capitalization companies to a lesser extent, and include derivatives related to equity securities. In selecting equity securities for the Fund, the Adviser uses fundamental and quantitative analysis with the goal of generating returns primarily from security selection rather than price movements in equity securities generally. Fixed-income securities include corporate and sovereign debt securities as well as interest rate derivatives and credit derivatives such as credit default swaps. Fixed-income securities also include debt securities with lower credit ratings (commonly known as “junk bonds”). In selecting fixed-income securities for the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global fixed-income markets. These inefficiencies arise from investor behavior, market complexity, and the investment limitations to which investors are subject.
Alternative investments include various instruments the returns on which are expected to have low correlation with returns on equity and fixed-income securities, such as commodities and related derivatives, real estate-related securities, and inflation-indexed securities. Alternative investment strategies that may be pursued by the Fund directly or indirectly through investment in other registered investment companies include (i) long/short equity strategies through which the Fund takes long positions in certain securities in the expectation that they will increase in value and takes short positions in other securities in the expectation that they will decrease in value; (ii) strategies that consider macroeconomic and technical factors to identify and exploit opportunities across global asset classes; and (iii) event-driven strategies that invest in the securities of companies that are expected to become the subject of major corporate events and companies in which an active role in company management has been taken or sought by a third-party investor.
The Adviser adjusts the Fund’s asset class exposure utilizing both fundamental analysis and the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more assets classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to merely increasing or decreasing asset class exposure by buying or selling securities of that asset class, the Adviser may pursue DAA implementation for the Fund by utilizing derivatives.
The Adviser intends to utilize a variety of derivatives in its management of the Fund. As noted above, the Adviser may use derivatives to gain exposure to various asset classes, and may cause the Fund to enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives, the Fund will frequently be leveraged, with net investment exposure substantially in excess of net assets.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund seeks to gain such exposure to commodities and commodities-related instruments and derivatives primarily through investments in AB All Market Total Return Portfolio (Cayman), Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodities-related instruments. The Fund is subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.
Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come from investment in securities priced or denominated in foreign currencies and from direct holdings in foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.
PRINCIPAL RISKS
•
Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

•
Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non‑U.S. securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value, or NAV, when one of these investments is performing more poorly than another.

•
Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

•
High Yield Debt Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

•
Interest Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of the recent period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

•
Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•
Foreign (Non‑U.S.) Risk: Investments in securities of non‑U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•
Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

•
Alternative Investments Risk: Many alternative investments can be volatile and may be illiquid. Their performance may have little correlation with the performance of equity or fixed-income markets, and they may not perform in accordance with expectations.

•
Capitalization Risk: Investments in small- and mid‑capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

•
Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

•
Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

•
Commodity Risk: Investing in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

•
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

•
Short Sale Risk: The Fund is subject to short sale risk because it may engage in short sales either directly or indirectly through investment in the Underlying Portfolio. Short sales involve the risk that the Fund or Underlying Portfolio will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s or Underlying Portfolio’s investment in the security, because the price of the security cannot fall below zero. The Fund or Underlying Portfolio may not always be able to close out a short position on favorable terms.

•
Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

•
Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.
BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over ten years; and

•	how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.
You may obtain updated performance information on the Fund’s website at www.abfunds.com (click on “Investments—Mutual Funds”).
The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.
Effective April 24, 2017, the Fund changed its name from AB Balanced Wealth Strategy to AB All Market Total Return Portfolio and made certain material changes to its principal strategies, including the elimination of relatively static asset allocation targets for investment, and increased investment in derivatives and securities of non‑U.S. issuers. Accordingly, the performance shown below for periods prior to April 24, 2017 is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

Bar Chart
The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2022, the year‑to‑date unannualized return for Class A shares was ‑24.40%.

During the period shown in the bar chart, the Fund’s:
Best Quarter was up 10.92%, 2nd quarter, 2020; and Worst Quarter was down ‑17.98%, 1st quarter, 2020.
Performance Table
 Average Annual Total Returns
 (For the periods ended December 31, 2021)

		1 Year	5 Years	10 Years
Class A*	Return Before Taxes	8.13%	6.77%	6.74%

	Return After Taxes on Distributions	5.83%	5.79%	5.77%

	Return After Taxes on Distributions and Sale of Fund Shares	6.41%	5.08%	5.09%
Class C	Return Before Taxes	11.12%	6.89%	6.42%
Advisor Class	Return Before Taxes	13.20%	7.96%	7.49%
Class R	Return Before Taxes	12.42%	7.24%	6.78%
Class K	Return Before Taxes	12.81%	7.58%	7.11%
Class I	Return Before Taxes	13.18%	7.92%	7.46%
MSCI ACWI (net) Index (reflects no deduction for fees, expenses, or taxes)		18.54%	14.40%	11.85%
Bloomberg Global Aggregate Bond (USD Hedged) Index** (reflects no deduction for fees, expenses, or taxes)		-1.39%	3.39%	3.49%

*	After‑tax returns:

–	Are shown for Class A shares only and will vary for other Classes of shares because these Classes have different expense ratios;

–
Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after‑tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Fund shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.

**
The information for the Bloomberg Global Aggregate Bond (USD Hedged) Index is presented to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.
PORTFOLIO MANAGERS
The following table lists the persons responsible for day‑to‑day management of the Fund’s portfolio:

Employee	Length of Service	Title
Alexander Barenboym	Since 2018	Senior Vice President of the Adviser

Daniel J. Loewy	Since 2013	Senior Vice President of the Adviser

Defne Ozaltun	Since 2020	Vice President of the Adviser
ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 27 of this Prospectus.

AB Sustainable Thematic Balanced Portfolio

INVESTMENT OBJECTIVE
The Fund’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in the family of AB Mutual Funds sponsored by AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 48 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus, and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 106 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class R, K and I Shares	Class Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None	None	None
Exchange Fee	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class	Class R	Class K	Class I	Class Z
Management Fees(c)	.50%	.50%	.50%	.50%	.50%	.50%	.50%

Distribution and/or Service (12b‑1) Fees	.25%	1.00%	None	.50%	.25%	None	None

Other Expenses:
Transfer Agent	.06%	.07%	.04%	.26%	.20%	.12%	.01%
Other Expenses	.50%	.49%	.52%	.46%	.46%	.46%	.45%

Total Other Expenses	.56%	.56%	.56%	.72%	.66%	.58%	.46%

Total Annual Fund Operating Expenses	1.31%	2.06%	1.06%	1.72%	1.41%	1.08%	.96%

Fee Waiver and/or Expense Reimbursement(d)	(.31)%	(.31)%	(.31)%	(.47)%	(.41)%	(.33)%	(.21)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	1.75%	.75%	1.25%	1.00%	.75%	.75%

(a)
Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1‑year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.

(c)	Management fees have been restated to reflect a contractual reduction in management fees effective December 1, 2021.

(d)
The Adviser has contractually agreed to waive its management fees and/or bear certain expenses of the Fund until December 31, 2023 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense and extraordinary expenses), on an annualized basis, from exceeding 1.00%, 1.75%, .75%, 1.25%, 1.00%, .75%, and .75% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares (“expense limitations”). In connection with the Fund’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee. The expense limitations and waiver agreement will each remain in effect until December 31, 2023 and may only be terminated or changed with the consent of the Fund’s Board of Trustees. In addition, the expense limitations and waiver agreement will each be automatically extended for one‑year terms unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period.

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waivers remain in effect through the date indicated above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class	Class R	Class K	Class I	Class Z
After 1 Year	$523	$278	*	$77	$127	$102	$77	$77
After 3 Years	$793	$616		$306	$496	$406	$311	$285
After 5 Years	$1,084	$1,080		$555	$889	$732	$563	$510

After 10 Years	$1,911	$2,172		$1,266	$1,991	$1,655	$1,287	$1,159

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.
Portfolio Turnover
The Fund or an investment company in which the Fund invests pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 174% of the average value of its portfolio. The Fund experienced higher than normal portfolio turnover during the most recent fiscal year due to changes to the Fund’s principal strategies that took effect on December 1, 2021. The Fund’s portfolio turnover rate is expected to be less than 100% under the Fund’s current principal strategies.
PRINCIPAL STRATEGIES
The Fund invests in a diversified portfolio of equity and fixed-income securities. Normally, the Fund’s investments will consist of approximately 60% equity securities and 40% fixed-income securities, but these target allocations may vary. Under normal market conditions, the Fund will not deviate more than 10% from each target allocation. The Fund will not purchase a security if as a result less than 25% of its total assets would be invested in either equity securities or fixed-income securities. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in securities of issuers that meet the Fund’s sustainability criteria, as described below.
In its equity investments, the Fund pursues opportunistic growth by investing primarily in a portfolio of U.S. companies whose business activities the Adviser believes position the company to benefit from certain environmentally- or socially-oriented sustainable investment themes that align with one or more of the United Nations Sustainable Development Goals (“SDGs”). These themes principally include the advancement of health, climate, and empowerment. A company that derives at least 25% of its total revenues from activities consistent with the achievement of the SDGs meets the Fund’s sustainability criteria, although many of the companies in which the Fund invests will derive a much greater portion of their revenues from such activities.
The Adviser normally considers a universe of primarily U.S. mid‑ to large-capitalization companies for investment.
The Adviser employs a combination of “top‑down” and “bottom‑up” investment processes with the goal of identifying, based on its internal research and analysis, the most attractive U.S. equity securities that fit into sustainable investment themes. First, under the “top‑down” approach, the Adviser identifies the sustainable investment themes. In addition to this “top‑down” thematic approach, the Adviser then uses a “bottom‑up” analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management and on evaluating a company’s risks, including those related to environmental, social, and corporate governance (“ESG”) factors. ESG factors, which can vary across companies and industries, may include environmental impact, corporate governance, ethical business practices, diversity and employee practices, product safety, supply chain management and community impact. Eligible investments include securities of issuers that the Adviser believes will maximize total return while also contributing to positive societal impact aligned with one or more SDGs. While the Adviser emphasizes focusing on individual companies with favorable ESG attributes over the use of broad-based negative screens (e.g., disqualifying business activities) in assessing a company’s exposure to ESG factors, the Fund will not invest in companies that derive revenue from direct involvement in adult entertainment, alcohol, coal, controversial weapons, firearms, gambling, genetically modified organisms, military contracting, prisons, or tobacco.
The Fund’s fixed-income securities will consist predominantly of U.S. Government and agency securities, which must meet the Fund’s sustainability and ESG criteria for government securities. In this regard, the Adviser evaluates government securities based on the alignment of the nation’s policies with the SDGs and an internal scoring system that considers the nation’s policies on ESG issues.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps. Derivatives may provide more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposures than making direct investments. For example, the Fund may use bond futures contracts and interest rate swaps to gain and adjust its exposures to the fixed-income markets.
PRINCIPAL RISKS
•
Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

•
ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non‑investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, ESG factors and “sustainability” criteria are not uniformly defined, and may differ from those used by other funds. In addition, in evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

•
Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non‑U.S. securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value, or NAV, when one of these investments is performing more poorly than another.

•
Capitalization Risk: Investments in mid‑capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid‑capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

•
Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

•
Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of the recent period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

•
Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•
Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

•
Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over ten years; and

•	how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.
You may obtain updated performance information on the Fund’s website at www.abfunds.com (click on “Investments—Mutual Funds”).
The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.
Effective December 1, 2021, the Fund made certain changes to its principal strategies, including the modification of the strategies to increase allocation to equity securities and to decrease investment in fixed-income securities and securities of non‑U.S. issuers and the use of derivatives, and an emphasis on sustainable investment themes. In addition, effective July 14, 2017, the Fund’s principal strategies were revised to eliminate static asset allocation targets for investment, and to permit increased use of derivatives and investment in securities of non‑U.S. issuers. In light of these changes, the performance shown below for periods prior to December 1, 2021 is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.
Bar Chart
The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2022, the year‑to‑date unannualized return for Class A shares was ‑24.64%.

During the period shown in the bar chart, the Fund’s:
Best Quarter was up 9.02%, 2nd quarter, 2020; and Worst Quarter was down ‑14.55%, 1st quarter, 2020.

Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2021)

		1 Year	5 Years	10 Years
Class A*	Return Before Taxes	4.03%	4.91%	4.42%

	Return After Taxes on Distributions	2.88%	3.63%	3.41%

	Return After Taxes on Distributions and Sale of Fund Shares	2.66%	3.36%	3.09%
Class C	Return Before Taxes	6.74%	5.03%	4.10%
Advisor Class	Return Before Taxes	8.85%	6.09%	5.16%
Class R	Return Before Taxes	8.18%	5.43%	4.47%
Class K	Return Before Taxes	8.45%	5.72%	4.79%
Class I	Return Before Taxes	8.81%	6.06%	5.12%
Class Z**	Return Before Taxes	8.82%	6.09%	5.14%
S&P 500® Index*** (reflects no deduction for fees, expenses or taxes)		28.71%	18.47%	16.55%
Bloomberg Global Aggregate Bond (USD Hedged) Index (reflects no deduction for fees, expenses, or taxes)***		-1.39%	3.39%	3.49%
60% S&P 500® Index/40% Bloomberg U.S. Government/Credit Index**** (reflects no deduction for fees, expenses, or taxes)		15.76%	12.79%	11.24%

*	After‑tax returns:

–	Are shown for Class A shares only and will vary for other Classes of shares because these Classes have different expense ratios;

–
Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after‑tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Fund shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.

**
Inception date for Class Z shares: 12/14/21. Performance information for periods prior to the inception of Class Z shares is the performance of the Fund’s Class A shares adjusted to reflect the expenses of the Class Z shares.

***
Effective December 1, 2021, the primary benchmark changed from the Bloomberg Global Aggregate Bond (USD Hedged) Index to the S&P 500® Index as the S&P 500® Index is more closely aligned with the Fund’s principal investment strategies and portfolio holdings.

****	The information for the composite index is presented to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests.
INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.
PORTFOLIO MANAGERS
The following table lists the persons responsible for day‑to‑day management of the Fund’s portfolio:

Employee	Length of Service	Title
Daniel C. Roarty	Since 2021	Senior Vice President of the Adviser

Benjamin Ruegsegger	Since 2021	Senior Vice President of the Adviser

Tiffanie Wong	Since 2021	Senior Vice President of the Adviser
ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 27 of this Prospectus.

AB Tax‑Managed Wealth Appreciation Strategy

INVESTMENT OBJECTIVE
The Fund’s investment objective is long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in the family of AB Mutual Funds sponsored by AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 48 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus, and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 106 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class
Management Fees	.65%	.65%	.65%

Distribution and/or Service (12b‑1) Fees	.25%	1.00%	None

Other Expenses:
Transfer Agent	.01%	.02%	.01%
Other Expenses	.06%	.05%	.06%

Total Other Expenses	.07%	.07%	.07%

Acquired Fund Fees and Expenses	.36%	.36%	.36%

Total Annual Fund Operating Expenses	1.33%	2.08%	1.08%

Fee Waiver and/or Expense Reimbursement(c)	(.34)%	(.33)%	(.34)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.99%	1.75%	.74%

(a)	Purchases of Class A shares in amounts of $1,000,000 or more may be subject to a 1%, 1‑year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.

(c)
The Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the Fund’s share of the advisory fees of any AB Mutual Funds in which the Fund invests, as included in “Acquired Fund Fees and Expenses” and paid by the Fund. This fee waiver and/or expense reimbursement will remain in effect until December 31, 2023. In connection with the Fund’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee, as included in “Acquired Fund Fees and Expenses”. Each of these agreements may only be terminated or changed with the consent of the Fund’s Board of Trustees.

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waivers remain in effect through the date indicated above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class
After 1 Year	$522	$278	*	$76

After 3 Years	$796	$620		$310

After 5 Years	$1,092	$1,088		$563

After 10 Years	$1,930	$2,192		$1,287

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.
Portfolio Turnover
The Fund or an investment company in which the Fund invests pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.
PRINCIPAL STRATEGIES
The Fund invests primarily in equity securities, either directly or through underlying investment companies advised by the Adviser (“Underlying Portfolios”). A majority of the Fund’s assets are expected to be invested directly in U.S. large‑cap equity securities, primarily common stocks, in accordance with the Adviser’s U.S. Strategic Equities investment strategy (“U.S. Strategic Equities”), as described below. In addition, the Fund seeks to achieve exposure to international large‑cap equity securities through investments in other registered investment companies advised by the Adviser, which may include International Strategic Equities Portfolio of Bernstein Fund, Inc. (“Bernstein International Strategic Equities Portfolio”). The Fund also invests in other Underlying Portfolios to efficiently gain exposure to certain other types of equity securities, including small- and mid‑cap and emerging market equity securities. An Underlying Portfolio is selected based on the segment of the equity market to which the Underlying Portfolio provides exposure, its investment philosophy, and how it complements and diversifies the Fund’s overall portfolio.
Under U.S. Strategic Equities, portfolio managers of the Adviser that specialize in various investment disciplines identify high-conviction large‑cap equity securities based on their fundamental investment research for potential investment by the Fund. These securities are then assessed in terms of both this fundamental research and quantitative analysis in creating the Fund’s portfolio. In applying the quantitative analysis, the Adviser considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior.
Bernstein International Strategic Equities Portfolio focuses on investing in non‑U.S. large‑cap and mid‑cap equity securities. Bernstein International Strategic Equities Portfolio follows a strategy similar to U.S. Strategic Equities, but in the international context.
Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies in the Fund or the Underlying Portfolios, including the use of currency-related derivatives, to seek to reduce currency risk in the Fund or the Underlying Portfolios, but it is not required to do so.
The Fund seeks to maximize after‑tax returns to shareholders by taking into account the tax impact of buy and sell investment decisions on its shareholders. For example, the Adviser may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Adviser may sell securities in the Fund with the highest cost basis. The Adviser may monitor the length of time the Fund has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Adviser considers whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Fund.
PRINCIPAL RISKS
•
Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

•
Foreign (Non‑U.S.) Risk: The Fund’s investments in securities of non‑U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•
Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

•
Capitalization Risk: Investments in small- and mid‑capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid‑capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

•
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

•
Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

•
Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. The Fund’s tax‑management strategies may result in it forgoing performance in favor of tax benefits that may not materialize, or may result in pre‑tax performance that is lower than that of funds that do not use tax‑management strategies.

As with all investments, you may lose money by investing in the Fund.
BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over ten years; and

•	how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.
You may obtain updated performance information on the Fund’s website at www.abfunds.com (click on “Investments—Mutual Funds”).
The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.
Effective July 14, 2017, the Fund made certain changes to its principal strategies, including the elimination of static asset allocation targets for investment, and the modification of the strategies to invest primarily in equity securities. The Fund also previously allocated approximately one third of its assets to diversification investments such as alternative investments. Accordingly, the performance shown below for periods prior to July 14, 2017 is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

Bar Chart
The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2022, the year‑to‑date unannualized return for Class A shares was ‑25.80%.

During the period shown in the bar chart, the Fund’s:
Best Quarter was up 18.91%, 2nd quarter, 2020; and Worst Quarter was down ‑22.47%, 1st quarter, 2020.
Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2021)

		1 Year	5 Years	10 Years
Class A*	Return Before Taxes	15.18%	12.38%	10.89%

	Return After Taxes on Distributions	13.67%	10.79%	9.66%

	Return After Taxes on Distributions and Sale of Fund Shares	9.97%	9.45%	8.60%
Class C	Return Before Taxes	18.35%	12.50%	10.55%
Advisor Class	Return Before Taxes	20.52%	13.64%	11.67%
MSCI ACWI (net) Index (reflects no deduction for fees, expenses, or taxes)		18.54%	14.40%	11.85%

*	After‑tax returns:

–	Are shown for Class A shares only and will vary for other Classes of shares because these Classes have different expense ratios;

–
Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after‑tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Fund shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.
INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.
PORTFOLIO MANAGERS
The following table lists the persons responsible for day‑to‑day management of the Fund’s portfolio:

Employee	Length of Service	Title
Ding Liu	Since 2017	Senior Vice President of the Adviser

Nelson Yu	Since 2017	Senior Vice President of the Adviser
ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 27 of this Prospectus.

AB Tax‑Managed All Market Income Portfolio

INVESTMENT OBJECTIVE
The Fund’s investment objective is to seek current income with consideration of capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in the family of AB Mutual Funds sponsored by AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 48 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus, and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 106 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class
Management Fees	.55%	.55%	.55%

Distribution and/or Service (12b‑1) Fees	.25%	1.00%	None

Other Expenses:
Transfer Agent	.05%	.06%	.05%
Other Expenses	.55%	.54%	.55%

Total Other Expenses	.60%	.60%	.60%

Acquired Fund Fees and Expenses	.01%	.01%	.01%

Total Annual Fund Operating Expenses	1.41%	2.16%	1.16%

Fee Waiver and/or Expense Reimbursement(c)	(.41)%	(.41)%	(.42)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	1.75%	.74%

(a)	Purchases of Class A shares in amounts of $1,000,000 or more may be subject to a 1%, 1‑year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.

(c)
The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through December 31, 2023 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .99%, 1.74% and .74% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares. In connection with the Fund’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee, as included in “Acquired Fund Fees and Expenses”. Each of these agreements may only be terminated or changed with the consent of the Fund’s Board of Trustees.

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waivers remain in effect through the date indicated above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class
After 1 Year	$523	$278	*	$76

After 3 Years	$814	$637		$327

After 5 Years	$1,126	$1,122		$598

After 10 Years	$2,010	$2,270		$1,372

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.
PRINCIPAL STRATEGIES
The Adviser allocates the Fund’s investments primarily among a broad range of income-producing securities, including common stock of companies that regularly pay dividends, preferred stocks, debt securities (including high-yield debt securities, also known as “junk bonds”), and derivatives related to these types of securities. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging market countries.
In selecting equity securities for the Fund, the Adviser focuses on securities that have high dividend yields and that it believes are undervalued by the market relative to their long-term earnings potential. In order to provide diversification and the opportunity for increased return, the Adviser also acquires equity securities for the Fund that are expected to exhibit relatively little correlation with the returns of the Fund’s holdings in high dividend yield equity securities.
The Fund intends to meet the tax requirement for passing municipal bond interest through to Fund shareholders as tax‑exempt interest dividends, which currently requires that at least 50% of the Fund’s assets be invested in tax‑exempt debt securities. In the event that the Internal Revenue Code or the related rules, regulations and interpretations of the Internal Revenue Service should in the future change so as to permit the Fund to pass through tax‑exempt dividends when the Fund invests a lesser amount of its assets in tax‑exempt debt securities, the Fund’s allocations to equity securities may increase. In selecting tax‑exempt securities for the Fund’s debt investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings. These fixed-income teams draw on the resources and expertise of the Adviser’s fixed-income research staff, which includes fixed-income research analysts and economists.
In addition, the Fund may engage in certain alternative income strategies that generally utilize derivatives to diversify sources of income and manage risk. For example, the Fund may take long positions in currency derivatives on higher yielding currencies and/or short positions in currency derivatives on lower yielding currencies.
The Adviser adjusts the Fund’s investment exposure utilizing the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more assets classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to merely increasing or decreasing asset class exposure by buying or selling securities of that asset class, the Adviser may pursue DAA implementation for the Fund by investing in derivatives or exchange-traded funds (“ETFs”).
The Adviser intends to utilize a variety of derivatives in its management of the Fund. The Adviser may use derivatives to gain exposure to an asset class, such as using interest rate derivatives to gain exposure to certain bonds. As noted above, the Adviser may separately pursue certain alternative investment strategies that utilize derivatives, and may enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives, the Fund may be leveraged, with net investment exposure in excess of net assets.
Currency exchange rate fluctuation can have a dramatic impact on returns. The Fund’s foreign currency exposures will come from investment in securities priced or denominated in foreign currencies and from direct holdings in foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure.

PRINCIPAL RISKS
•
Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

•
Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non‑U.S. securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value, or NAV, when one of these investments is performing more poorly than another.

•
Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

•
High Yield Debt Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

•
Interest Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of the recent period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

•
Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•
Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID‑19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID‑19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

•
Foreign (Non‑U.S.) Risk: The Fund’s investments in securities of non‑U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•
Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

•
Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

•
Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

•
Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

•
Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. The Fund’s tax‑management strategies may result in it forgoing performance in favor of tax benefits that may not materialize, or may result in pre‑tax performance that is lower than that of funds that do not use tax‑management strategies.

As with all investments, you may lose money by investing in the Fund.
BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over ten years; and

•	how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.
You may obtain updated performance information on the Fund’s website at www.abfunds.com (click on “Investments—Mutual Funds”).
The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.
Effective April 17, 2017, the Fund changed its name from AB Tax‑Managed Balanced Wealth Strategy to AB Tax‑Managed All Market Income Portfolio and its investment objective from total return, to current income with consideration of capital appreciation. The Fund also made certain material changes to its principal strategies, including the elimination of relatively static asset allocation targets for investment, but continues to invest a majority of its assets in tax‑exempt debt securities. Accordingly, the performance shown below for periods prior to April 17, 2017 is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.
Bar Chart
The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2022, the year‑to‑date unannualized return for Class A shares was ‑21.81%.

During the period shown in the bar chart, the Fund’s:
Best Quarter was up 8.29%, 2nd quarter, 2020; and Worst Quarter was down ‑18.60%, 1st quarter, 2020.

Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2021)

		1 Year	5 Years	10 Years
Class A*	Return Before Taxes	3.71%	5.00%	4.86%

	Return After Taxes on Distributions	3.02%	3.75%	3.95%

	Return After Taxes on Distributions and Sale of Fund Shares	3.20%	3.88%	3.87%
Class C	Return Before Taxes	6.52%	5.13%	4.54%
Advisor Class	Return Before Taxes	8.59%	6.19%	5.59%
Bloomberg 5‑year General Obligation Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		0.29%	2.91%	2.22%
MSCI ACWI (net) Index** (reflects no deduction for fees, expenses, or taxes)		18.54%	14.40%	11.85%

*	After‑tax returns:

–	Are shown for Class A shares only and will vary for other Classes of shares because these Classes have different expense ratios;

–
Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after‑tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Fund shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.

**	The information for the MSCI ACWI (net) Index is presented to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests.
INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.
PORTFOLIO MANAGERS
The following table lists the persons responsible for day‑to‑day management of the Fund’s portfolio:

Employee	Length of Service	Title
Daniel J. Loewy	Since 2013	Senior Vice President of the Adviser

Karen Watkin	Since 2020	Senior Vice President of the Adviser
ADDITIONAL INFORMATION
At a meeting held on November 1‑3, 2022, the Fund’s Board of Trustees (the “Board”) approved the liquidation and termination of the Fund. Effective as of November 3, 2022, the Fund has suspended sales of its shares to investors who purchase shares directly from the Fund pending the completion of the liquidation and the payment of one or more liquidating distributions to the Fund’s shareholders. In the case of sales to certain retirement plans and sales made through retail omnibus platforms, however, the Fund will continue to offer its shares through February 1, 2023. The Fund expects to make its liquidating distributions on or shortly after February 3, 2023.
In connection with the liquidation, the imposition of front‑end sales charges and distribution and/or service (Rule 12b‑1) fees for the Fund has been suspended, effective as of November 3, 2022. In addition, CDSCs upon redemption of the Fund’s shares will be waived. This CDSC waiver will also apply to redemptions of shares of other AB Mutual Funds that are acquired through exchanges of the Fund’s shares.
Shareholders may redeem shares of the Fund, and may exchange shares of the Fund for shares of other AB Mutual Funds, until February 1, 2023. Shareholders should be aware that the Fund will begin to convert its assets to cash and/or cash equivalents approximately 3‑4 weeks before the liquidating distributions are made to shareholders, although the Fund may begin to reduce or eliminate the use of derivatives prior to this time to facilitate an orderly conversion process. After the Fund converts its assets to cash, the Fund will no longer pursue its stated investment objective or engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 27 of this Prospectus.

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES

•	PURCHASE AND SALE OF FUND SHARES
Purchase Minimums
The following table describes the initial and subsequent minimum purchase amounts for each class of shares, which are subject to waiver in certain circumstances.

	Initial	Subsequent
Class A/Class C shares, including traditional IRAs and Roth IRAs	$2,500	$50
Automatic Investment Program	None	$50 If initial investment is less than $2,500, then $200 monthly until account balance reaches $2,500
Advisor Class shares (only available to fee‑based programs or through other limited arrangements and certain commission-based brokerage arrangements)	None	None
Class A, Class R, Class K, Class I and Class Z shares are available at NAV without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non‑qualified deferred compensation plans and, for Class Z shares, to persons participating in certain fee‑based programs sponsored by a financial intermediary, where in each case plan level or omnibus accounts are held on the books of a Fund.	None	None
You may sell (redeem) your shares each day the New York Stock Exchange (the “Exchange”) is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone ((800) 221‑5672).

•	TAX INFORMATION
Each Fund may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains and may also be subject to state and local taxes.

•	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ STRATEGIES, RISKS AND INVESTMENTS

This section of the Prospectus provides additional information about the Funds’ investment strategies, practices and related risks, including principal and non‑principal strategies and risks. This Prospectus does not describe all of a Fund’s investment practices that are non‑principal strategies or all of the related risks of such strategies; additional information about each Fund’s risks and investments can be found in the Funds’ SAI.
ESG Integration
The Adviser integrates environmental, social and corporate governance (“ESG”) considerations into its research and investments analysis with the goal of maximizing return and considering risk within the Fund’s investment objective and strategies. Combining third-party ESG data with its own views and research, the Adviser analyzes the ESG practices of companies and issuers to identify potentially material ESG factors that can vary across companies and issuers. ESG considerations may include but are not limited to environmental impact, corporate governance and ethical business practices. ESG considerations may not be applicable to all types of instruments or investments.
For additional information with respect to the ESG integration for the AB Sustainable Thematic Balanced Portfolio, please refer to the Fund’s Principal Strategies section in this Prospectus.
Sustainable Investment Themes
The AB Sustainable Thematic Balanced Portfolio’s sustainable investment themes include the advancement of health, climate, and empowerment, and align with one or more of the United Nations Sustainable Development Goals (“SDGs”).
The SDGs, adopted by 193 countries in 2015, are the world’s shared plan to end extreme poverty, reduce inequality, and protect the planet by 2030. The SDGs are a collection of 17 global goals: no poverty; zero hunger; good health and well-being; quality education; gender equality; clean water and sanitation; affordable and clean energy; decent work and economic growth; industry, innovation, and infrastructure; reduced inequalities; sustainable cities and communities; responsible consumption and production; climate action; life below water; life on land; peace, justice and strong institutions; and partnerships for the goals.
The SDGs provide the Adviser a helpful framework for identifying sustainable investment themes and potential investments. The Fund’s Climate theme investments consist of companies that improve overall resource efficiency and provide environmentally positive solutions in fields such as energy production, manufacturing, construction, transportation, agriculture and sanitation. The Fund’s Climate theme, for example, aligns with SDGs such as climate action; affordable and clean energy; and clean water and sanitation. The Fund’s Health theme investments consist of companies that develop innovative health treatments and therapies, broaden access to high-quality and affordable care, ensure a steady supply of nutritious food and clean water, and promote overall physical and emotional wellbeing. The Fund’s Health theme aligns with SDGs such as good health and well-being; and clean water and sanitation. The Fund’s Empowerment theme investments consist of companies that provide the physical, financial and technological infrastructure and services that allow more people to gain control of their lives by enabling sustainable economic development, employment growth, poverty eradication, knowledge sharing and social inclusion. The Fund’s Empowerment theme aligns with SDGs such as quality education; decent work and economic growth; and no poverty.
Market Risk
The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including interest rate levels and political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, including fires, earthquakes and flooding, war or civil disturbance, acts of terrorism, supply chain disruptions, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have had, and may in the future have, an adverse effect on a Fund’s investments and net asset value and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for a Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Funds’ assets may decline.
Alternative Investment Strategies of AB All Market Total Return Portfolio
AB All Market Total Return Portfolio may utilize the following investment strategies:

•	The Fund may take long positions in certain securities or instruments in the expectation that they will increase in value and take short positions in other securities or instruments in the expectation that they will decrease in value. The Fund may take long positions through the direct purchase of securities and/or through derivative instruments, and may likewise take short positions through short sales and/or derivatives.

Under this strategy, the Adviser may consider different factors, such as valuation and price momentum, in determining the securities and instruments in which to take long and short positions. The Fund may invest in one or more countries, and may focus on a specified sector, industry or market capitalization at any given time. This strategy may include equity volatility strategies, in which the Fund would take long and short positions in equity volatility derivatives (i.e., derivative instruments the return on which depends on some measure of the volatility of the price of the underlying asset) where the Adviser deems such positions attractive.

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The Fund may also seek to identify and exploit opportunities across global assets classes and indexes. This strategy is driven primarily by considerations relating to asset classes and countries, including considerations of a macroeconomic or technical nature, rather than “bottom‑up” individual security analysis. As part of this strategy, the Fund may invest in all major markets—equity, fixed-income (including both interest rate and credit instruments), real estate investment trusts, or REITs, currencies and commodities, though not always at the same time—and may take both long and short positions in these markets.

Derivatives
Each Fund may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.
There are four principal types of derivatives—options, futures contracts, forwards and swaps—each of which is described below. Derivatives include listed and cleared transactions where a Fund’s derivative trade counterparty is an exchange or clearinghouse and non‑cleared, bilateral “over‑the‑counter” transactions that are privately negotiated and where a Fund’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be subject to less counterparty credit risk than those that are bilateral and privately negotiated.
A Fund’s use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund’s investment (in some cases, the potential loss is unlimited).
The Funds’ investments in derivatives may include, but are not limited to, the following:

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Forward Contracts. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash) or is rolled forward into a new forward contract, or in the case of a non‑deliverable forward, by a cash payment at maturity. The Funds’ investments in forward contracts may include the following:

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Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non‑hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”. A Fund, for example, may enter into a forward contract as a transaction hedge (to “lock in” the U.S. Dollar price of a non‑U.S. Dollar security), as a position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

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Futures Contracts and Options on Futures Contracts. A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures contracts or options) or currencies. A Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non‑hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”.

•	Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds’ investments in options include the following:

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Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs. A Fund may also invest in options on foreign currencies for non‑hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”.

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Options on Securities. A Fund may purchase or write a put or call option on securities. A Fund may write covered options, which means writing an option for securities the Fund owns, and uncovered options.

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Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

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Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Fund may use option strategies such as the concurrent purchase of a call or put option, including on individual securities, stock indices, futures contracts (including on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”) at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result, for the call options, from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or, for the put options, from the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option, or increases, in the case of the put option, the Fund has the risk of losing the entire amount paid for the call or put options.

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Swap Transactions. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps or currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the “notional” principal amount). Generally, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Rather, swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing and are required to be executed through a regulated swap execution facility. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is intended to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. The Securities and Exchange Commission (“SEC”) may adopt similar clearing and execution requirements in respect of certain security-based swaps under its jurisdiction. Privately negotiated swap agreements are two‑party contracts entered into primarily by institutional investors and are not cleared through a third-party, nor are these required to be executed on a regulated swap execution facility.

The Funds’ investments in swap transactions include the following:

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Currency Swaps. A Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non‑hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”. Currency swaps involve the exchange by a Fund with another party of a series of payments in specified currencies. Currency swaps may be bilateral and privately negotiated with the Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps position. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation, and again upon the termination, of the transaction.

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Interest Rate Swaps, Swaptions, Caps, and Floors. Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments). Unless there is a counterparty default, the risk of loss to the Fund from interest rate swap transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

An option on a swap agreement, also called a “swaption”, is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.
The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. It may be more difficult for a Fund to trade or close out interest rate caps and floors in comparison to other types of swaps.
The value of these transactions will fluctuate based on changes in interest rates. Interest rate swap, swaption, cap, and floor transactions may be used in an effort to preserve a return or spread on a particular investment or a portion of a Fund’s portfolio or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date.

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Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if inflation increases.

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Total Return Swaps. A Fund may enter into total return swaps, under which one party agrees to pay the other the total return of a defined underlying asset, such as a security or basket of securities, or non‑asset reference, such as a securities index, during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from different underlying assets or references. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps may reflect a leveraged investment and incorporate borrowing costs which are borne by the Fund. There is no guarantee that the Fund’s investment via a total return swap will deliver returns in excess of the embedded borrowing costs and, accordingly, the Fund’s performance may be less than would be achieved by a direct investment in the underlying reference asset.

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Credit Default Swap Agreements. The “buyer” in a credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the agreement, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Fund, as seller, typically must pay the contingent payment to the buyer, which will be either (i) the “par value” (face amount) of the reference obligation in which case the Fund will receive the reference obligation in return or (ii) an amount equal to the difference between the face amount and the current market value of the reference obligation. As a buyer, if a credit event occurs, the Fund would be the receiver of such contingent payments, either delivering the reference obligation in exchange for the full notional (face) value of a reference obligation that may have little or no value, or receiving a payment equal to the difference between the face amount and the current market value of the obligation. The current market value of the reference obligation is typically determined via an auction process sponsored by the International Swaps and Derivatives Association, Inc. The periodic payments previously received by the Fund, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss to the Fund. If the reference obligation is a defaulted security, physical delivery of the security will cause the Fund to hold a defaulted security. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk and credit risk, and may be illiquid.

•	Other Derivatives and Strategies

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Commodity-Linked Derivative Instruments. AB All Market Total Return Portfolio may invest in commodity-linked derivative instruments, including swaps, commodity options, futures contracts and options on futures contracts. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), an intangible commodity (such as an emission allowance or carbon credit), a commodity futures contract, a subset of commodities, a subset of commodity futures contracts or commodity index, or another economic variable tied or linked to the value of commodities or the commodities markets.

As described below under “Investments in Wholly-Owned Subsidiary”, AB All Market Total Return Portfolio gains exposure to commodity markets by investing in AB All Market Total Return Portfolio (Cayman), Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary enters into commodity-linked derivative instruments, including swaps, commodity options, futures contracts and options on futures contracts. The Subsidiary may also invest directly in commodities.
The Internal Revenue Service (the “IRS”) has issued a revenue ruling that limits the extent to which the Fund may invest in commodity-linked swaps or certain other commodity-linked derivatives. The Subsidiary, on the other hand, may invest in these commodity-linked derivatives without limitation. See “Dividends, Distributions and Taxes” below for further information.

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Currency Transactions. A Fund may invest in non‑U.S. Dollar-denominated securities on a currency hedged or un‑hedged basis. The Adviser may actively manage a Fund’s currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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Synthetic Foreign Equity Securities. The Funds may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

Other types of synthetic foreign equity securities in which a Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.
The Funds will only acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the

Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to illiquid investments risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign (non‑U.S.) risk and currency risk.
Adjustable Rate Securities
Each Fund may invest in adjustable rate securities. Adjustable rate securities are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.
Convertible Securities
Prior to conversion, convertible securities have the same general characteristics as non‑convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non‑convertible debt securities of similar quality, they offer investors the potential to benefit from any increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BBB‑ or lower by S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or the equivalent rating by any other nationally recognized statistical rating organization (“NRSRO”) and comparable unrated securities may share some or all of the risks of debt securities with those ratings.
Equity-Linked Debt Securities
Equity-linked debt securities are securities on which the issuer is obligated to pay interest and/or principal that is linked to the performance of a specified index of equity securities. The interest or principal payments may be significantly greater or less than payment obligations for other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Fund. As with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. A Fund’s ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative.
Forward Commitments
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a “when, as and if issued” trade).
When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is a risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.
Illiquid Securities
Each Fund limits its investments in illiquid securities to 15% of its net assets. Under Rule 22e‑4 under the Investment Company Act of 1940 (the “1940 Act”), the term “illiquid securities” means any security or investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”) or certain commercial paper) may be treated as liquid, although they may be more difficult to trade than other types of securities.
Inflation-Indexed Securities
Inflation-indexed securities are fixed-income securities whose value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. The value of inflation-indexed securities tends to react to changes in real interest rates. In general, the price of inflation-indexed securities can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of these securities can fluctuate based on fluctuations in expectations of inflation. Interest payments on these securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Treasury Inflation-Protected Securities, or TIPS, which are issued by the U.S. Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of TIPS increases with inflation and decreases with deflation, as measured by the CPI. When TIPS mature, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 30 years.
Investment in Exchange-Traded Funds and Other Investment Companies
A Fund may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance thereunder. ETFs are pooled investment vehicles that seek to track the performance of a specific index or implement actively-managed investment strategies. Index ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. Unlike index ETFs, actively-managed ETFs generally seek to outperform a benchmark index, and they typically have higher expenses than index ETFs, which can lower investment returns. Both index ETFs and actively-managed ETFs may offer exposure to broad investment strategies and across various asset classes, including equity, fixed-income, commodities and currencies. A Fund will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF’s shares, which is based on supply and demand in the market for the ETF’s shares, may differ from its NAV. Accordingly, there may be times when an ETF’s shares trade at a discount or premium to its NAV.
A Fund may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations or exemptive orders thereunder, including other AB Mutual Funds as discussed further below. As with ETF investments, if the Fund acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which to the extent not waived or reimbursed, would be in addition to the Fund’s expenses. In addition, a Fund’s investment in other investment companies, including ETFs, subjects the Fund indirectly to the underlying risks of those investment companies.
Each Fund, except AB Sustainable Thematic Balanced Portfolio, expects to invest in other AB Mutual Funds (each an “Underlying Portfolio”). A brief description of the Underlying Portfolios in which one or more of the Funds may invest follows. Additional details are available in each Underlying Portfolio’s prospectus or SAI. You may request a free copy of each Underlying Portfolio’s prospectus and/or SAI by contacting the Adviser:

By Mail:	c/o AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

By Phone:	For Information: For Literature:	(800) 221‑5672 (800) 227‑4618
AB High Income Fund has an investment objective of seeking to maximize total returns from price appreciation and income. This Underlying Portfolio pursues income opportunities from government, corporate, emerging market and high yield sources. The Adviser selects securities for purchase or sale by the Underlying Portfolio based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Underlying Portfolio. The Underlying Portfolio may invest in debt securities with a range of maturities from short- to long-term. Substantially all of the Underlying Portfolio’s assets may be invested in lower-rated debt securities and unrated securities of equivalent investment quality.
AB All Market Real Return Portfolio, a series of AB Bond Fund, Inc., has an investment objective of maximizing real return over inflation. This Underlying Portfolio invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Underlying Portfolio expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in the rate of inflation: inflation-indexed fixed-income securities, such as Treasury Inflation-Protected Securities, or TIPS, and similar bonds issued by governments outside of the United States; commodities; commodity-related equity securities; real estate equity securities; inflation sensitive equity securities, which the Underlying Portfolio defines as equity securities of companies that the Adviser believes have the ability to pass along increasing costs to consumers and maintain or grow margins in rising inflation environments, including equity securities of utilities and infrastructure-related companies; securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate); and currencies.
The Underlying Portfolio anticipates that its targeted investment mix, other than its investments in inflation-indexed fixed-income securities, will focus on commodity-related equity securities, commodities and commodity derivatives, real estate equity securities and inflation sensitive equities to provide a balance between expected return and inflation protection. The Underlying Portfolio may vary its investment allocations among these asset classes, at times significantly.
The Underlying Portfolio may enter into derivatives to a significant extent, subject to the limits of applicable law, such as options, futures contracts, forwards, swaps or structured notes, and intends to use leverage for investment purposes. The Underlying Portfolio may seek to gain exposure to physical commodities traded in the commodities markets through use of a variety of derivative instruments, including investments in commodity index-linked notes. The Underlying Portfolio expects to obtain these exposures primarily through investing up to 25% of its assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands that will utilize such derivatives.
International Strategic Equities Portfolio, a series of Bernstein Fund, Inc., has an investment objective of seeking long-term growth of capital. The Adviser invests the assets of this Underlying Portfolio primarily in equity securities of issuers in countries that make up the Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex‑USA Index, which includes both developed and emerging market countries. The Underlying Portfolio focuses on securities of large‑cap and mid‑cap companies. The Adviser utilizes both fundamental and quantitative research to both determine which securities will be held by the Underlying Portfolio and to manage risk. In applying its quantitative analysis, the Adviser considers a number of metrics that have historically provided some indication of favorable future returns, including metrics relating to valuation, quality, investor behavior and corporate behavior. The Adviser may employ currency hedging strategies, including the use of currency-related derivatives, to seek to reduce currency risk in the Underlying Portfolio, but it is not required to do so.
AB Discovery Growth Fund has an investment objective of long-term growth of capital. This Underlying Portfolio invests primarily in a diversified portfolio of equity securities of small- and mid‑capitalization companies. The Underlying Portfolio may invest in any company and industry and in any type of equity security with potential for capital appreciation. The Underlying Portfolio’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Underlying Portfolio, the Adviser combines fundamental and quantitative analysis in its stock selection process.
AB Discovery Value Fund, a series of AB Trust, has an investment objective of long-term growth of capital. This Underlying Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid‑capitalization U.S. companies. The Underlying Portfolio invests in companies that are determined by the Adviser to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Underlying Portfolio’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.
Small Cap Core Portfolio, a series of Bernstein Fund, Inc., has an investment objective of long-term growth of capital. The Adviser invests the assets of this Underlying Portfolio primarily in a diversified portfolio of equity securities of small-capitalization companies located in the U.S.
The Adviser utilizes both quantitative analysis and fundamental research to determine which securities will be held by the Underlying Portfolio and to manage risk. The Adviser applies quantitative analysis to all of the securities in the Underlying Portfolio’s research universe, which is composed primarily of securities in the Russell 2000 Index. Those securities that score highly on this quantitative analysis are then screened to eliminate those securities that the Adviser is recommending against purchasing based on its fundamental research, and a portfolio is constructed from the remaining highly ranked securities based on diversification and risk considerations. In its quantitative analysis, the Adviser considers a number of metrics that have historically provided some indication of favorable future returns, including metrics relating to valuation, quality, investor behavior and earnings growth.
International Small Cap Portfolio, a series of Bernstein Fund, Inc., has an investment objective of long-term growth of capital. The Adviser invests the assets of this Underlying Portfolio primarily in a diversified portfolio of equity securities of small-capitalization companies located outside the U.S.
The Adviser seeks to identify attractive investment opportunities primarily through its fundamental investment research or quantitative analysis. In applying its fundamental research, the Adviser generally seeks to identify companies that possess both attractive valuation and compelling company- and/or industry-level investment catalysts. In applying its quantitative analysis, the Adviser typically considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior. Utilizing these resources, the Adviser expects to allocate assets of this Underlying Portfolio among issuers, industries and geographic locations to attempt to create a diversified portfolio of investments.
Emerging Markets Portfolio, a series of Sanford C. Bernstein Fund, Inc., has an investment objective of long-term capital growth through investments in equity securities of companies in emerging-market countries. This Underlying Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets.
The Adviser invests this Underlying Portfolio’s assets using multiple disciplines. The Underlying Portfolio may own stocks selected using the Adviser’s bottom‑up research in value, growth, core and other investment style disciplines. The Adviser may allocate assets to companies in different targeted ranges of market capitalization. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. In allocating the Underlying Portfolio’s assets among emerging market countries, the Adviser considers such factors as the geographical distribution of the Underlying

Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. The Underlying Portfolio may enter into foreign currency transactions for hedging and non‑hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies.
The Underlying Portfolios also intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1‑1 under the 1940 Act.
Investments in Wholly-Owned Subsidiary
Investments in the Subsidiary are expected to provide AB All Market Total Return Portfolio with exposure to the commodity markets within the limitations of the Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS revenue rulings. Federal tax requirements limit the extent to which the Fund may invest directly in commodities and commodity-linked derivatives. The Subsidiary, on the other hand, may invest in these instruments without limitations. See “Dividends, Distributions and Taxes” below for further information.
The Subsidiary enters into commodity-linked derivative instruments, including swaps, commodity options, futures contracts and options on futures contracts. Although the Fund may enter into these commodity-linked derivative instruments directly, the Fund will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Subsidiary will also invest in fixed-income instruments, which are intended to serve as margin or collateral for the Subsidiary’s derivatives position. To the extent that the Fund invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this Prospectus.
While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. The Subsidiary has the same investment objective as the Fund and is subject to the same investment policies and restrictions as the Fund, including those related to leverage and liquidity, except that the Subsidiary may invest without limitation in commodities, either directly or through commodity pools, and commodity-linked instruments. The Subsidiary is also subject to the same valuation, brokerage, and compliance policies and procedures as the Fund. The Fund and the Subsidiary will, however, test compliance with certain restrictions on a consolidated basis. In addition, the Fund wholly owns and controls the Subsidiary and the Adviser acts as investment adviser to the Fund and the Subsidiary. The Subsidiary’s financial statements will be consolidated with the Fund’s financial statements that are included in the Fund’s annual and semi-annual reports to shareholders. Changes in the laws of the United States and/or the Cayman Islands or regulations thereunder could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Fund.
Investments in Below Investment Grade Fixed-Income Securities
A Fund may invest in high-yield, fixed-income and convertible securities rated below investment grade at the time of purchase, or, if unrated, judged by the Adviser to be of comparable quality. These securities (and comparable unrated securities) are commonly referred to as “junk bonds”. The Fund will generally invest in securities rated at the time of purchase at least Caa‑ by Moody’s or CCC‑ by S&P or Fitch, or equivalent ratings by any other NRSRO, or in unrated securities judged by the Adviser to be of comparable quality at the time of purchase. However, from time to time, the Fund may invest in securities rated in the lowest grades of NRSROs, or in unrated securities judged by the Adviser to be of comparable quality, if the Adviser determines that there are prospects for an upgrade or a favorable conversion into equity securities (in the case of convertible securities). Securities rated D by S&P, or the equivalent by any NRSRO, are in default.
Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.
The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, the Fund may experience difficulty in valuing such securities and, in turn, the Fund’s assets.
The Adviser will try to reduce the risk inherent in investment in below investment grade securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for below investment grade securities, the Adviser’s research and credit analysis are a correspondingly more important aspect of its program for managing the Fund’s securities than would be the case if the Fund did not invest in below investment grade securities.
LIBOR Transition and Associated Risk
A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non‑representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.
Loans of Portfolio Securities
For the purpose of achieving income, a Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions (“borrowers”) to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of or exemptive orders under the 1940 Act. Under a Fund’s securities lending program, all securities loans will be secured continuously by cash collateral and/or non‑cash collateral. Non‑cash collateral will include only securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned at that time from securities loans justifies the attendant risk. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the interest earned on the collateral after a rebate paid to the borrower (in some cases this rebate may be a “negative rebate”, or fee paid by the borrower to the Fund in connection with the loan). If the Fund receives non‑cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. For its services, the securities lending agent receives a fee from the Fund.
A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to recall loaned securities in order to exercise voting or other ownership rights. When the Fund lends its securities, its investment performance will continue to reflect changes in the value of securities loaned.
A Fund will invest any cash collateral in shares of a money market fund approved by the Fund’s Board of Trustees (the “Board”) and expected to be managed by the Adviser. Any such investment will be at the Fund’s risk. A Fund may pay reasonable finders’, administrative, and custodial fees in connection with a loan.
Principal risks of lending portfolio securities include that the borrower will fail to return the loaned securities upon termination of the loan and that the value of the collateral will not be sufficient to replace the loaned securities.
Mortgage-Backed Securities and Other Asset-Backed Securities
Investing in mortgage-backed securities involves certain unique risks in addition to those risks associated with investments in the real estate industry in general. The value of mortgage-backed or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early prepayments of principal on some mortgage-backed securities may occur during periods of falling mortgage interest rates and expose a Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-backed securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-backed securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-backed security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.
Mortgage-backed securities include mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduit certificates, or REMICs, pass-through certificates, collateralized mortgage obligations, or CMOs, and stripped mortgage-backed securities, or SMBS, and other types of mortgage-backed securities that may be available in the future.
Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.
Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.
Another type of mortgage-related security, known as a Government Sponsored Enterprise (“GSE”) Risk-Sharing Bond or Credit Risk Transfer Security (“CRT”), is issued by GSEs (and sometimes banks or mortgage insurers) and structured without any government or GSE guarantee in respect of borrower defaults or underlying collateral. The risks associated with an investment in CRTs differ from the risks associated with an investment in mortgage-backed securities issued by GSEs because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end‑investor.
Municipal Securities
Municipal securities are debt obligations issued by or on behalf of the states, territories or possessions of the United States, or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is, according to the information reasonably available to the Adviser, in the opinion of bond counsel at the time of issuance, exempt from federal income tax. Municipal securities include “private activity bonds” such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax.
The two principal classifications of municipal securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer’s pledge of its faith and credit and taxing power for the payment of principal and interest. The term “issuer” means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some municipal securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, although the lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make payments in future years, unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations may be illiquid. Municipal securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases or other debt obligations of state or local governmental entities. Some municipal securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.
Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of the investment objectives of AB Tax‑Managed All Market Income Portfolio depends in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the SEC, although from time to time there have been proposals that would require registration in the future. After purchase by a Fund, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires sales of such a security by the Fund, but the Adviser will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by NRSROs may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use such changed ratings in a manner consistent with each relevant Fund’s quality criteria.
Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the U.S. Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.
In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. For example, the COVID‑19 pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by a Fund. As the full effects of the COVID‑19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of a Fund.
Preferred Stock
Each Fund may invest in preferred stock. Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock but is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer’s common stock under certain conditions, among which may be the specification of a future date when the conversion must begin, a certain number of shares of common stock per share of preferred stock or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non‑convertible preferred stock, because its value is related to the price of the issuer’s common stock as well as the dividends payable on the preferred stock.
Real Estate Investment Trusts (REITs)
REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments and principal. Similar to investment companies such as the Funds, REITs are not taxed on income distributed to shareholders, provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.
Repurchase Agreements and Buy/Sell Back Transactions
Each Fund may enter into repurchase agreements. In a repurchase agreement transaction, the Fund buys a security and simultaneously agrees to sell it back to the counterparty at a specified price in the future. However, a repurchase agreement is economically similar to a secured loan, in that the Fund lends cash to a counterparty for a specific term, normally a day or a few days, and is given acceptable collateral (the purchased securities) to hold in case the counterparty does not repay the loan. The difference between the purchase price and the repurchase price of the securities reflects an agreed-upon “interest rate”. Given that the price at which a Fund will sell the collateral back is specified in advance, a Fund is not exposed to price movements on the collateral unless the counterparty defaults. If the counterparty defaults on its obligation to buy back the securities at the maturity date and the liquidation value of the collateral is less than the outstanding loan amount, a Fund would suffer a loss. In order to further mitigate any potential credit exposure to the counterparty, if the value of the securities falls below a specified level that is linked to the loan amount during the life of the agreement, the counterparty must provide additional collateral to support the loan.
Each Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.
Reverse Repurchase Agreements and Dollar Rolls
Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Funds’ limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund. In addition, reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the purchase price.
Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.
Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Rights and Warrants
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.
Short Sales
A Fund may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that the Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.
If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited because there is theoretically unlimited potential for the price of a security sold short to increase.
Standby Commitment Agreements
Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued.
There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.
Structured Products
A Fund may invest in certain hybrid derivatives-type investments that combine features of a traditional stock or bond with those of, for example, a futures contract or an option. These investments include structured notes and indexed securities, commodity-linked notes and commodity index-linked notes and credit-linked securities. The performance of the structured product, which is generally a fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities, a securities or commodities index or a credit default swap or other kinds of swaps. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of investing in underlying securities, commodities or other derivatives, but may potentially be more volatile and carry greater trading and market risk than investments in traditional securities. The purchase of a structured product also exposes a Fund to the credit risk of the issuer of the structured product.
Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an unrelated indicator (for example, a currency, security, or index thereof) unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.
Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodities futures contracts, commodity options, commodity indices or similar instruments. Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.
A Fund may also invest in certain hybrid derivatives-type investments that combine features of a traditional bond with those of certain derivatives such as a credit default swap, an interest rate swap or other securities. These investments include credit-linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that invest in a derivative instrument or basket of derivative instruments in order to provide exposure to certain fixed-income markets. For instance, a Fund may invest in credit-linked securities as a cash management tool to gain exposure to a certain market or to remain fully invested when more traditional income-producing securities are not available. The performance of the structured product, which is generally a fixed-income security, is linked to the receipt of payments from the counterparties to the derivative instruments or other securities. A Fund’s investments in credit-linked securities are indirectly subject to the risks associated with derivative instruments, including among others credit risk, default risk, counterparty risk, interest rate risk and leverage risk. These securities are generally structured as Rule 144A Securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

Variable, Floating and Inverse Floating-Rate Securities
These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.
Zero-Coupon and Payment‑in‑Kind Bonds
Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment‑in‑kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero‑coupon bonds and payment‑in‑kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero‑coupon and payment‑in‑kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.
ADDITIONAL RISKS AND OTHER CONSIDERATIONS
Investments in the Funds involve the risk considerations described below.
Foreign (Non‑U.S.) Securities
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Sanctions imposed by the U.S. or a foreign country may restrict a Fund’s ability to purchase or sell foreign securities or may require a Fund to divest its holdings in foreign securities, which could adversely affect the value or liquidity of such holdings. The imposition of sanctions could also adversely affect global sectors and economies and thereby negatively affect the value of a Fund’s investments beyond any direct exposure to the countries or regions subject to the sanctions. In addition, the securities markets of some foreign countries may be closed on certain days (e.g., local holidays) when the Funds are open for business. On such days, a Fund may be unable to add to or exit its positions in foreign securities traded in such markets even though it may otherwise be attractive to do so.
Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. Income from certain investments held by a Fund could be reduced by foreign income taxes, including withholding taxes.
A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund’s investments in any country and the Adviser will monitor the effect of any such factor or factors on a Fund’s investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.
Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non‑U.S. issuers than is available about most U.S. issuers. A non‑U.S. company or non‑U.S. issuer is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on an exchange in a foreign country.
The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, public health crises (including the occurrence of a contagious disease or illness), revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.
The United Kingdom (the “U.K.”) formally withdrew from the European Union (the “EU”) on January 31, 2020. The U.K. and the EU negotiated an agreement governing their future trading and security relationships. This agreement became effective on a provisional basis on January 1, 2021 and entered into full force on May 1, 2021. The U.K. and the EU also negotiated a Memorandum of Understanding (“MoU”), which creates a framework for voluntary regulatory cooperation in financial services between the U.K. and the EU. The impact on the U.K. and European economies and the broader global economy of the uncertainties associated with implementing the agreement and MoU are significant and could have an adverse effect on the value of a Fund’s investments and its net asset value. These uncertainties include an increase in the regulatory and customs requirements imposed on cross-border trade between the U.K. and the EU, the negotiation and implementation of additional arrangements between the U.K. and the EU affecting important parts of the economy (such as financial services), volatility and illiquidity in markets, currency fluctuations, the renegotiation of other existing trading and cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise) of the U.K. and the EU, and potentially lower growth for companies in the U.K., Europe and globally.
In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.
Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as emerging markets. Emerging market countries that the Adviser currently considers for investment include:

Argentina Bangladesh Belize Brazil Bulgaria Chile China Colombia Croatia Czech Republic Dominican Republic	Hungary India Indonesia Iraq Ivory Coast Jamaica Jordan Kazakhstan Kenya Lebanon Lithuania	Philippines Poland Qatar Saudi Arabia Senegal Serbia South Africa South Korea Sri Lanka Taiwan Thailand
Ecuador Egypt El Salvador Gabon Georgia Ghana Greece	Malaysia Mexico Mongolia Nigeria Pakistan Panama Peru	Turkey Ukraine United Arab Emirates Uruguay Venezuela Vietnam
Countries may be added to or removed from this list at any time.
Investing in emerging market securities involves risks different from, and greater than, risks of investing in domestic securities or in securities of issuers domiciled in developed, foreign countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and the imposition of capital controls, which may restrict a Fund’s ability to repatriate investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; less developed legal systems with fewer security holder rights and practical remedies to pursue claims, including class actions or fraud claims; the limited ability of U.S. authorities to bring and enforce actions against non‑U.S. companies and non‑U.S. persons; and differences in the nature and quality of financial information, including (i) auditing and financial reporting standards, which may result in unavailability or unreliability of material information about issuers and (ii) the risk that the Public Company Accounting Oversight Board (“PCAOB”) may not be able to inspect audit practices and work conducted by PCAOB-registered audit firms in certain emerging market countries, such as China. Thus there can be no assurance that the quality of financial reporting or the audits conducted by such audit firms of U.S.-listed emerging market companies meet PCAOB standards. Furthermore, in December 2021, the SEC finalized rules to implement the Holding Foreign Companies Accountable Act, which requires the SEC to prohibit the trading of securities of foreign issuers (including those based in China) on a national securities exchange or through any other method regulated by the SEC (including through over‑the‑counter trading) if the PCAOB is unable to inspect the work papers of the auditors of such companies for three years. To the extent a Fund invests in the securities of a company whose securities become subject to such a trading prohibition, the Fund’s ability to transact in such securities, and the liquidity of the securities, as well as their market price, would likely be adversely affected. A Fund would also have to seek other markets in which to transact in such securities, which could increase the Fund’s costs. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.
Foreign (Non‑U.S.) Currencies
Investing in and exposure to foreign currencies involve special risks and considerations. A Fund will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.
A Fund may also invest directly in foreign currencies for non‑hedging purposes on a spot basis (i.e., cash) or through derivatives transactions, such as forward currency exchange contracts, futures contracts and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Fund’s NAV to fluctuate.
Borrowings and Leverage
A Fund may use borrowings for investment purposes subject to its investment policies and procedures and to applicable statutory or regulatory requirements. Borrowings by a Fund result in leveraging of the Fund’s shares. Likewise, a Fund’s use of certain derivatives may effectively leverage the Fund’s portfolio. A Fund may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts, dollar rolls or certain derivatives. This means that the Fund uses cash made available during the term of these transactions to make investments in other securities.
Utilization of leverage, which is usually considered speculative, involves certain risks to the Fund’s shareholders. These include a higher volatility of the NAV of the Fund’s shares and the relatively greater effect of changes in the value of the Fund’s portfolio on the NAV of the shares. In the case of borrowings for investment purposes, so long as the Fund is able to realize a net return on the portion of its investment portfolio resulting from leverage that is higher than the interest expense paid on borrowings, the effect of such leverage will be to cause the Fund’s shareholders to realize a higher net return than if the Fund were not leveraged. With respect to a Fund’s use of derivatives that result in leverage of the Fund’s shares, if the Fund is able to realize a net return on its investments that is higher than the costs of the leverage, the effect of such leverage will be to cause the Fund to realize a higher net return than if the Fund were not leveraged. If the interest expense on borrowings or other costs of leverage approach the net return on the Fund’s investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Fund’s shareholders will be reduced. If the interest expense on borrowings or other costs of leverage were to exceed the net return to the Fund, the Fund’s use of leverage would result in a lower rate of net return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV than if the Fund were not leveraged.
The SEC has adopted Rule 18f‑4 under the 1940 Act, which imposes limits on the amount of derivatives and certain other forms of leverage into which a fund can enter. Rule 18f‑4, among other things, permits a fund to treat certain financing transactions either as borrowings (subject to asset coverage requirements under the 1940 Act) or as “derivatives transactions” subject to certain risk-based limits of Rule 18f‑4.
Risks of Investments in Fixed-Income Securities
The value of a Fund’s investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.
In periods of increasing interest rates, a Fund may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund’s portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.
Securities rated Baa (including Baa1, Baa2 and Baa3) or BBB (including BBB+ and BBB‑), or the equivalent rating at any NRSRO, are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer’s capacity to pay interest and repay principal than in the case of higher-rated securities.
To the extent that they invest in non‑U.S. fixed-income obligations, certain of the Funds are subject to increased credit risk because of the difficulties of requiring non‑U.S. entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of non‑U.S. Governments and other issuers are already in default. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. As a result, a Fund may be unable to obtain or enforce judgments against non‑U.S. entities.

Unrated Securities
Unrated securities will also be considered for investment by the Funds when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a particular Fund to a degree comparable to that of rated securities that are consistent with the Fund’s objective and policies.
Management Risk – Quantitative Models
The Adviser may use investment techniques that incorporate, or rely upon, quantitative models. These models may not work as intended and may not enable a Fund to achieve its investment objective. In addition, certain models may be constructed using data from external providers, and these inputs may be incorrect or incomplete, thus potentially limiting the effectiveness of the models. Finally, the Adviser may change, enhance and update its models and its usage of existing models at its discretion.
Future Developments
A Fund may take advantage of other investment practices that are not currently contemplated for use by the Funds, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.
Changes in Investment Objectives and Policies
The Funds’ Board or an Underlying Portfolio’s Board may change a Fund’s or an Underlying Portfolio’s investment objective without shareholder approval. The Fund or the Underlying Portfolio will provide shareholders with 60 days’ prior written notice of any change to the Fund’s or Underlying Portfolio’s investment objective. Unless otherwise noted, all other policies of the Fund or the Underlying Portfolio may be changed without shareholder approval.
Temporary Defensive Position
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, a Fund may reduce its position in equity or fixed-income securities and invest in, without limit, certain types of short-term, liquid, high-grade or high-quality (depending on the Fund) debt securities. While a Fund is investing for temporary defensive purposes, it may not meet its investment objectives.
Portfolio Holdings
A description of the Funds’ and Underlying Portfolios’ policies and procedures with respect to the disclosure of portfolio securities is available in the Funds’ or the Underlying Portfolios’ SAI.
Cyber Security Risk
As the use of the Internet and other technologies has become more prevalent in the course of business, the Funds and their service providers, including the Adviser, have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of a Fund or its service providers or the issuers of securities in which a Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security incidents, there can be no assurance that those measures will be effective, particularly since a Fund does not control the cyber security defenses or plans of its service providers, financial intermediaries and companies with which those entities do business and companies in which the Fund invests.
Cyber security incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund or shareholder assets, Fund or customer data (including private shareholder information), or proprietary information, or cause a Fund, the Adviser, and/or a Fund’s service providers (including, but not limited to, fund accountants, custodians, sub‑custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Fund shareholders from purchasing, redeeming, or exchanging shares or receiving distributions. The Funds and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers. Cyber security incidents may result in financial losses to a Fund and its shareholders, and substantial costs may be incurred in seeking to prevent or minimize future cyber security incidents.

INVESTING IN THE FUNDS

This section discusses how to buy, sell or redeem, or exchange different classes of shares of a Fund that are offered through this Prospectus. AB Sustainable Thematic Balanced Portfolio currently offers seven classes of shares through this Prospectus, AB All Market Total Return Portfolio offers six classes of shares through this Prospectus, AB Wealth Appreciation Strategy offers five classes of shares through this Prospectus and AB Tax‑Managed Wealth Appreciation Strategy and AB Tax‑Managed All Market Income Portfolio each offers three classes of shares through this Prospectus.
The NAV of each of the Funds is disclosed daily on the Fund’s website or through the investor’s online account information at www.abfunds.com and/or by calling (800) 221‑5672.
Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of Fund shares and factors to consider when choosing among them, please see “The Different Share Class Expenses” and “Choosing a Share Class” below. Only Class A shares offer Quantity Discounts on sales charges, as described below.
To effect an order for the purchase, exchange or redemption of a Fund’s shares, the Fund must receive the order in “proper form.” Proper form generally means that your instructions:

•	Are signed and dated by the person(s) authorized in accordance with the Fund’s policies and procedures to access the account and request transactions;

•	Include the fund and account number; and

•	Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must include:

•
Medallion signature guarantees or notarized signatures, if required for the type of transaction. (Requirements are detailed on AllianceBernstein Investor Services, Inc., or ABIS, service forms; Please contact ABIS with any questions)

•	Any supporting documentation that may be required.
The Funds reserve the right, without notice, to revise the requirements for proper form.
HOW TO BUY SHARES
The purchase of a Fund’s shares is priced at the next-determined NAV after your order is received in proper form by ABIS.
Class A and Class C Shares – Shares Available to Retail Investors
You may purchase a Fund’s Class A or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Funds’ principal underwriter, AllianceBernstein Investments, Inc., or ABI, if you are (i) making an initial investment and the Fund has received and accepted a completed Mutual Fund Application identifying a financial intermediary with which ABI has an agreement; (ii) an existing Fund shareholder with an account held directly with a Fund; or (iii) an employee of the Adviser or any of its affiliates. These purchases may be subject to an initial sales charge, an asset-based sales charge or CDSC, as described below.

Purchase Minimums and Maximums
Minimums:*

—Initial:	$2,500
—Subsequent:	$50

*
Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee‑based program or “Mutual Fund Only” brokerage program which is sponsored and maintained by a registered broker-dealer or other financial intermediary with omnibus account or “network level” account arrangements with a Fund.

Maximum Individual Purchase Amount:

—Class A shares	None
—Class C shares	$1,000,000
Class Z Shares – Shares Available to Persons Participating in Certain Fee‑Based Programs
Class Z shares are available to persons participating in certain fee‑based programs sponsored and maintained by registered broker-dealers or other financial intermediaries with omnibus account arrangements with the Fund.
Other Purchase Information
Your broker or financial intermediary must receive your purchase request by the Fund Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half‑day trading or unscheduled suspensions of trading), for you to receive the next-determined NAV, less any applicable initial sales charge.
If you are an existing Fund shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. ABIS must receive and confirm telephone requests before the Fund Closing Time to receive that day’s public offering price. Call (800) 221‑5672 to arrange a transfer from your bank account.
Shares of the Funds are generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Funds, the Funds will only accept purchase orders directly from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number (i.e., W‑9 tax status). Subject to the requirements of local law applicable to the offering of Fund shares, U.S. citizens (i.e., W‑9 tax status) residing in foreign countries are permitted to purchase shares of the Funds through their accounts at U.S. registered broker-dealers and other similar U.S. financial intermediaries, provided the broker-dealer or intermediary has an agreement with the Funds’ distributor permitting it to accept orders for the purchase and sale of Fund shares.
The Funds will not accept purchase orders (including orders for the purchase of additional shares) from foreign persons or entities or from resident aliens who, to the knowledge of a Fund, have reverted to non‑resident status (e.g., a resident alien who has a non‑U.S. address at time of purchase).
Tax‑Deferred Accounts
Class A shares are also available to the following tax‑deferred arrangements:

•	Traditional and Roth IRAs (the minimums listed in the table above apply);

•	SEPs, SAR‑SEPs, SIMPLE IRAs, and individual 403(b) plans (no investment minimum); and

•	AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 Automatic Investment Program monthly minimum).
Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees and to group retirement plans with plan assets of less than $1,000,000.
Advisor Class Shares
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

•	through accounts established under a fee‑based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

•	through a defined contribution employee benefit plan (e.g., a 401(k) plan) that purchases shares directly without the involvement of a financial intermediary; and

•	by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.
Advisor Class shares may also be available on brokerage platforms of firms that have agreements with ABI to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Advisor Class shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker. Shares of a Fund are available in other share classes that have different fees and expenses.
The Funds’ SAI has more detailed information about who may purchase and hold Advisor Class shares.
Class A, Class R, Class K, Class I and Class Z Shares – Shares Available to Group Retirement Plans
Class A, Class R, Class K, Class I and Class Z shares are available at NAV without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non‑qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund (“group retirement plans”).
Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans but only if such plans have at least $250,000 in plan assets or 100 employees, and to certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund.
Class I and Class Z shares are also available to certain institutional clients of the Adviser that invest at least $2,000,000 in a Fund.
Class R, Class K, Class I and Class Z shares generally are not available to retail non‑retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR‑SEPs, SIMPLE IRAs and individual 403(b) plans. Class I shares are not currently available to group retirement plans in the AllianceBernstein-sponsored group retirement plan programs known as the “Informed Choice” programs.
Required Information
Each Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, physical address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.
A Fund is required to withhold 24% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her correct taxpayer identification number. To avoid this, you must provide your correct taxpayer identification number on your Mutual Fund Application.
General
IRA custodians, plan sponsors, plan fiduciaries, plan recordkeepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Fund shares, including minimum and maximum investment requirements. A Fund is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements.

ABI may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.
THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b‑1) fees, initial sales charges and/or CDSCs. Only Class A shares offer Quantity Discounts, as described below.
Asset-Based Sales Charges or Distribution and/or Service (Rule 12b‑1) Fees

WHAT IS A RULE 12b‑1 FEE?
A Rule 12b‑1 fee is a fee deducted from a Fund’s assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. Each Fund has adopted a plan under SEC Rule 12b‑1 that allows the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b‑1) fees for the distribution and sale of its shares. The amount of each share class’s Rule 12b‑1 fee, if any, is disclosed below and in a Fund’s fee table included in the Summary Information section above.
The amount of Rule 12b‑1 and/or service fees for each class of a Fund’s shares is up to:

Distribution and/or Service (Rule 12b‑1) Fee (as a Percentage of Aggregate Average Daily Net Assets)
Class A	0.25%*
Class C	1.00%
Advisor Class	None
Class R	0.50%
Class K	0.25%
Class I	None
Class Z	None

*	The Rule 12b‑1 Plan for the Class A shares provides for payments of up to 0.50% of aggregate average daily net assets, although the Funds’ Board currently limits the payments to 0.25%.
Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class C and Class R shares are subject to higher Rule 12b‑1 fees than Class A or Class K shares. Class C shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. Share classes with higher Rule 12b‑1 fees will have a higher expense ratio, pay correspondingly lower dividends and may have a lower NAV (and returns). All or some of these fees are paid to financial intermediaries, which may include your financial intermediary’s firm. ABI retains these fees for certain shareholder accounts, including those held directly with a Fund (with no associated financial intermediary).
Sales Charges
Class A Shares. You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Any applicable sales charge will be deducted directly from your investment.
The initial sales charge you pay each time you buy Class A shares differs depending on the amount you invest and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as Breakpoints or Quantity Discounts, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment in Class A shares.
The sales charge schedule of Class A share Quantity Discounts is as follows:

	Initial Sales Charge
Amount Purchased	as % of Net Amount Invested	as % of Offering Price
Up to $100,000	4.44%	4.25%
$100,000 up to $250,000	3.36	3.25
$250,000 up to $500,000	2.30	2.25
$500,000 up to $1,000,000	1.78	1.75
$1,000,000 and above	0.00	0.00
Except as noted below, purchases of Class A shares in the amount of $1,000,000 or more or by AllianceBernstein or non‑AllianceBernstein sponsored group retirement plans are not subject to an initial sales charge, but may be subject to a 1% CDSC if redeemed or terminated within one year.
Class A Shares – Purchases Not Subject to Sales Charges
Each Fund may sell its Class A shares at NAV without an initial sales charge to some categories of investors, including:

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persons participating in a fee‑based program, sponsored and maintained by a registered broker-dealer or other financial intermediary, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services, or clients of broker-dealers or other financial intermediaries who purchase Class A shares for their own accounts through self-directed and/or non‑discretionary brokerage accounts with the broker-dealers or other financial intermediaries that may or may not charge a transaction fee to its customers;

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plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by the Adviser’s Institutional Investment Management Division or Bernstein Global Wealth Management Division, including subsequent contributions to those IRAs;

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certain other investors, such as investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser’s Institutional Investment Management Division, employees of selected dealers authorized to sell a Fund’s shares, and employees of the Adviser; or

•	persons participating in a “Mutual Fund Only” brokerage program, sponsored and maintained by a registered broker-dealer or other financial intermediary.
In particular, the availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front‑end sales load waivers and discounts or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts.
Please see the Funds’ SAI for more information about purchases of Class A shares without sales charges.
Certain intermediaries impose different eligibility criteria for sales load waivers and discounts, which are described in Appendix B—Financial Intermediary Waivers.
Class C Shares – Asset-Based Sales Charge Alternative
You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in a Fund. Your investment is subject to a 1% CDSC if you redeem your shares within one year. If you exchange your shares for the Class C shares of another AB Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1‑year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.
Class C shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class C shares of another AB Mutual Fund, the conversion period runs from the date of your original purchase.

HOW IS THE CDSC CALCULATED?
The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AB Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.
Advisor Class, Class R, Class K, Class I and Class Z Shares
These classes of shares are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.
SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES
This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to a Fund or your financial intermediary in order to be eligible for sales charge reduction programs. Your financial intermediary may have different policies and procedures regarding eligibility for sales charge reduction programs. See Appendix B—Financial Intermediary Waivers.
Information about Quantity Discounts and sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.abfunds.com (click on “Investments—Mutual Funds”, select the Fund, then click on “Literature—Understanding Sales Charges & Expenses”).
Rights of Accumulation
To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment in a Fund with the higher of cost or NAV of existing investments in that Fund and any other AB Mutual Fund. The AB Mutual Funds use the higher of cost or current NAV of your existing investments when combining them with your new investment.
Combined Purchase Privileges
A shareholder may qualify for a Quantity Discount by combining purchases of shares of a Fund into a single “purchase”. A “purchase” means a single purchase or concurrent purchases of shares of a Fund or any other AB Mutual Fund by:

•	an individual, his or her spouse or domestic partner, or the individual’s children under the age of 21 purchasing shares for his, her or their own account(s);

•	a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

•	the employee benefit plans of a single employer; or

•	any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.
Letter of Intent
An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Funds offer a Letter of Intent, which permits new investors to express the intention, in writing, to invest at least $100,000 in Class A shares of a Fund or any other AB Mutual Fund within 13 months. The Fund will then apply the Quantity Discount to each of the investor’s purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. In the event an existing investor chooses to initiate a Letter of Intent, the AB Mutual Funds will use the higher of cost or current NAV of the investor’s existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if the combined cost of purchases totaled $80,000 and the current NAV of all applicable accounts is $85,000 at the time a $100,000 Letter of Intent is initiated, the subsequent investment of an additional $15,000 would fulfill the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, a Fund will retroactively collect the sales charge otherwise applicable by redeeming shares in the investor’s account at their then current NAV. Investors qualifying for Combined Purchase Privileges may purchase shares under a single Letter of Intent.
Required Shareholder Information and Records
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify a Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder’s account. A shareholder may have to provide information or records to his or her financial intermediary or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of a Fund or other AB Mutual Funds held in:

•	all of the shareholder’s accounts at the Funds or a financial intermediary; and

•	accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.
CDSC WAIVERS AND OTHER PROGRAMS

Here Are Some Ways To Avoid Or
Minimize Charges On Redemption.
CDSC Waivers
The Funds will waive the CDSCs on redemptions of shares in the following circumstances, among others:

•	permitted exchanges of shares;

•	following the death or disability of a shareholder;

•	if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 72; or

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if the redemption is necessary to meet a plan participant’s or beneficiary’s request for a distribution or loan from a group retirement plan or to accommodate a plan participant’s or beneficiary’s direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Please see the Funds’ SAI for a list of additional circumstances under which a Fund will waive the CDSCs on redemptions of shares.
Your financial intermediary may have different policies and procedures regarding eligibility for CDSC Waivers. See Appendix B—Financial Intermediary Waivers.
Other Programs
Dividend Reinvestment Program
Unless you specifically have elected to receive dividends or distributions in cash, they will automatically be reinvested, without an initial sales charge or CDSC, in the same class of additional shares of a Fund. If you elect to receive distributions in cash, you will only receive a check if the amount of the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in shares of the Fund. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or “ACH”. In addition, the Fund may reinvest your distribution check (and future checks) in additional shares of the Fund if your check (i) is returned as undeliverable or (ii) remains uncashed for nine months.
Dividend Direction Plan
A shareholder who already maintains accounts in more than one AB Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of any eligible class of one or more other AB Mutual Fund(s) in which the shareholder maintains an account.
Automatic Investment Program
The Automatic Investment Program allows investors to purchase shares of a Fund through pre‑authorized transfers of funds from the investor’s bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor’s account balance is $2,500 or more. Please see the Funds’ SAI for more details.
Reinstatement Privilege
A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.
Systematic Withdrawal Plan
The Funds offer a systematic withdrawal plan that permits the redemption of Class A or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of the Fund account would be free of a CDSC. Shares held the longest would be redeemed first.
CHOOSING A SHARE CLASS
Each share class represents an interest in the same Fund, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. In choosing a class of shares, you should consider:

•	the amount you intend to invest;

•	how long you expect to own shares;

•	expenses associated with owning a particular class of shares;

•
whether you qualify for any reduction or waiver of sales charges (for example, if you are making a large investment that qualifies for a Quantity Discount, you might consider purchasing Class A shares); and

•	whether a share class is available for purchase (Class R, K and I shares are only offered to group retirement plans, not individuals).
Among other things, Class A shares, with their lower Rule 12b‑1 fees, are designed for investors with a long-term investing time frame. Class C shares should not be considered as a long-term investment because they are subject to a higher distribution fee for eight years. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class C, Advisor Class or Class Z shares made through your financial advisor, or in connection with participation on the intermediary’s platform. Financial intermediaries, a fee‑based program, or, for group retirement plans, a plan sponsor or plan fiduciary, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in this Prospectus and the Funds’ SAI, including requirements as to the minimum initial and subsequent investment amounts. In addition, group retirement plans may not offer all classes of shares of a Fund. A Fund is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.
You should consult your financial advisor for assistance in choosing a class of Fund shares.
PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b‑1 fee that you or the Funds may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

WHAT IS A FINANCIAL INTERMEDIARY?
A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds’ shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.
All or a portion of the initial sales charge that you pay is paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more or for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets or for purchases made by certain other retirement plans.
ABI pays, at the time of your purchase, a commission to financial intermediaries selling Class C shares in an amount equal to 1% of your investment for sales of Class C shares.
For Class A, Class C, Class R and Class K shares, up to 100% of the Rule 12b‑1 fees applicable to these classes of shares each year may be paid to financial intermediaries.
In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.

Your financial advisor’s firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

-	upfront sales commissions;
-	Rule 12b‑1 fees;
-	additional distribution support;
-	defrayal of costs for educational seminars and training; and
-	payments related to providing shareholder recordkeeping and/or transfer agency services.
Please read the Prospectus carefully for information on this compensation.
Other Payments for Distribution Services and Educational Support
In addition to the commissions paid to or charged by financial intermediaries at the time of sale and Rule 12b‑1 fees, some or all of which are paid to financial intermediaries (and, in turn, may be paid to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of “ticket” or other transactional charges.

For 2022, ABI’s additional payments to these firms for distribution services and educational support related to the AB Mutual Funds are expected to be approximately 0.04% of the average monthly assets of the AB Mutual Funds, or approximately $27 million. In 2021, ABI paid approximately 0.04% of the average monthly assets of the AB Mutual Funds, or approximately $25 million, for distribution services and educational support related to the AB Mutual Funds.
A number of factors are considered in determining the additional payments, including each firm’s AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AB Mutual Funds on a “preferred list.” ABI’s goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.
The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see “Management of the Funds—Transfer Agency and Retirement Plan Services” below. If paid by the Funds, these expenses are included in “Other Expenses” under “Fees and Expenses of the Fund—Annual Fund Operating Expenses” in the Summary Information at the beginning of this Prospectus.

If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.
Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.
As of the date of this Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:
Advisor Group
American Enterprise Investment Services
Cadaret, Grant & Co.
Citigroup Global Markets
Citizens Securities
Commonwealth Financial Network
Equitable Advisors
FIS Brokerage Services
Great-West Life & Annuity Insurance Co.
Institutional Cash Distributors (“ICD”)
John Hancock Retirement Plan Services
JP Morgan Securities
Lincoln Financial Advisors Corp.
Lincoln Financial Securities Corp.
LPL Financial
Merrill Lynch
Morgan Stanley
Northwestern Mutual Investment Services
One America
PNC Investments
Principal Life
Raymond James
RBC Wealth Management
Robert W. Baird
Truist Investment Services
UBS Financial Services
US Bancorp Investments
Wells Fargo Advisors
Although the Funds may use brokers and dealers that sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.
HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other AB Mutual Funds provided that the other fund offers the same class of shares or, in the case of retirement plans, is an investment option under the plan. Exchanges of shares are made at the next-determined NAV, without sales or service charges, after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. You may request an exchange either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. In order to receive a day’s NAV, ABIS must receive and confirm your telephone exchange request by the Fund Closing Time on that day. The Funds may modify, restrict or terminate the exchange privilege on 60 days’ written notice.
HOW TO SELL OR REDEEM SHARES
You may “redeem” your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. For Advisor Class and Class Z shares, if you are in doubt about what procedures or documents are required by your fee‑based program or employee benefit plan to sell your shares, you should contact your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after ABIS receives your redemption request in proper form. The Fund expects that it will typically take one to three business days following the receipt of your redemption request in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days from the day your request is received in proper form by the Fund by the Fund Closing Time. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 days).
Each Fund expects, under normal circumstances, to use cash or cash equivalents held by the Fund to satisfy redemption requests. The Fund may also determine to sell portfolio assets to meet such requests. Under certain circumstances, including stressed market conditions, the Fund may determine to pay a redemption request by accessing a bank line of credit or by distributing wholly or partly in kind securities from its portfolio, instead of cash.
Sale In‑Kind. Each Fund normally pays proceeds of a sale of Fund shares in cash. However, each Fund has reserved the right to pay the sale price in whole or in part by a distribution in‑kind of securities in lieu of cash. If the redemption payment is made in‑kind, the securities received will be subject to market risk and may decline in value. In addition, you may incur brokerage commissions if you elect to sell the securities for cash.
Selling Shares Through Your Financial Intermediary or Retirement Plan
Your financial intermediary or plan recordkeeper must receive your sales request by the Fund Closing Time for you to receive that day’s NAV, less any applicable CDSC. Your financial intermediary, plan sponsor or plan recordkeeper is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.
Selling Shares Directly to a Fund
By Mail:
•	Send a signed letter of instruction or stock power, along with certificates, to:
AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003

•	For certified or overnight deliveries, send to:
AllianceBernstein Investor Services, Inc.
8000 IH 10 W, 13th floor
San Antonio, TX 78230

•
For your protection, a bank, a member firm of a national stock exchange, or another eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact ABIS.

By Telephone:
•	You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at (800) 221‑5672 with instructions on how you wish to receive your sale proceeds.

•	ABIS must receive and confirm a telephone redemption request by the Fund Closing Time for you to receive that day’s NAV, less any applicable CDSC.

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For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither a Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

•	If you have selected electronic funds transfer in your Mutual Fund Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

•	Redemption requests by electronic funds transfer or check may not exceed $100,000 per Fund account per day.

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Telephone redemption is not available for shares held in nominee or “street name” accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.
Risks Associated With Excessive or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell portfolio securities at inopportune times to accommodate redemptions relating to short-term trading activity. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.
Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Fund ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as “time zone arbitrage”). Each Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of other Fund shareholders.
A shareholder engaging in a short-term trading strategy may also target a Fund irrespective of its investments in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded or traded infrequently, or that have a limited public float, has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). All Funds may be adversely affected by price arbitrage.
Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below, subject to each Fund’s ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

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Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60‑day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third-party authority to buy and sell Fund shares, the Funds may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

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Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Funds will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or “blocking” future purchase or exchange activity. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund’s current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be “locked” into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

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Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant’s privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE FUNDS VALUE THEIR SHARES
The price of each Fund’s shares is based on its NAV, which in turn may be based in part on the NAVs of the Underlying Portfolios in which the Fund may invest. Each Fund’s NAV is calculated on any day the Exchange is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half‑day trading or unscheduled suspensions of trading). To calculate NAV, a Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.
Each Fund (including each Underlying Portfolio) values its securities at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by the Board and the Underlying Portfolio Boards. Pursuant to these procedures, the Adviser, as each Fund’s “valuation designee” pursuant to Rule 2a‑5 under the 1940 Act, is responsible for making all fair value determinations relating to a Fund’s portfolio investments, subject to oversight of the Fund’s Board.
When making a fair value determination, the Adviser may take into account any factors it deems appropriate. The Adviser may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Making a fair value determination involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.
The Adviser expects to make fair value determinations for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Adviser may make fair value determinations more frequently for securities primarily traded in non‑U.S. markets because, among other things, most foreign markets close well before each Fund ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Adviser may frequently value many of a Fund’s foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.
AB All Market Total Return Portfolio may invest up to 25% of its total assets in shares of the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares at the current NAV per share every regular business day. The value of the Subsidiary’s shares fluctuates with the value of its portfolio investments. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Fund, which require, among other things, that each of the Subsidiary’s investments be marked‑to‑market each business day to reflect changes in the market value of each investment.
The Adviser has established a valuation committee of senior officers and employees of the Adviser (“Valuation Committee”) to fulfill the Adviser’s responsibilities as each Fund’s valuation designee, which operates under the policies and procedures approved by the Board and the Underlying Portfolio Boards, to value the Fund’s or Underlying Portfolio’s assets on behalf of the Fund or Underlying Portfolio. The Valuation Committee values Fund or Underlying Portfolio assets as described above. More information about the valuation of a Fund’s or an Underlying Portfolio’s assets is available in the Fund’s or Underlying Portfolio’s SAI.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER
Each Fund’s Adviser is AllianceBernstein L.P., 501 Commerce Street, Nashville, TN 37203. The Adviser, which is a controlled indirect subsidiary of Equitable Holdings, Inc., is a leading global investment adviser supervising client accounts with assets as of September 30, 2022 totaling approximately $613 billion (of which over $118 billion represented assets of registered investment companies sponsored by the Adviser). As of September 30, 2022, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 17 of the nation’s FORTUNE 100 companies), for public employee retirement funds in 33 of the 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 28 registered investment companies managed by the Adviser, comprising approximately 92 separate investment portfolios, had as of September 30, 2022 approximately 2.8 million shareholder accounts.
The Adviser provides investment advisory services and order placement facilities for each Fund and the Subsidiary and directs the purchase and sale of the Underlying Portfolios in which each Fund invests. For these advisory services, each Fund paid the Adviser during its most recent fiscal year a management fee as a percentage of average daily net assets as follows.

Fund	Fee as a Percentage of Average Net Assets*	Fiscal Year Ended
AB Wealth Appreciation Strategy	0.32%	8/31/22
AB All Market Total Return Portfolio	0.54%	8/31/22
AB Sustainable Thematic Balanced Portfolio**	0.29%	8/31/22
AB Tax‑Managed Wealth Appreciation Strategy	0.31%	8/31/22
AB Tax‑Managed All Market Income Portfolio	0.14%	8/31/22

*
Fee stated net of fee waiver and/or expense reimbursement. See “Fees and Expenses of the Fund” in the Summary Information at the beginning of this Prospectus for more information about the waivers/reimbursements.

**
Effective December 1, 2021, the AB Sustainable Thematic Balanced Portfolio pays a fee for investment advisory services at the annual rate of 0.50% of the Fund’s average daily net assets up to $2.5 billion, 0.40% of average daily net assets in excess of $2.5 billion up to $5 billion, and 0.35% of average daily net assets in excess of $5 billion. Prior to December 1, 2021, the Fund paid a fee for investment advisory services at the annual rate of 0.55% of the Fund’s average daily net assets up to $2.5 billion, 0.45% of average daily net assets in excess of $2.5 billion up to $5 billion, and 0.40% of average daily net assets in excess of $5 billion.

For Funds that invest in underlying AB Mutual Funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by each Fund in an amount equal to the Fund’s share of the advisory fees of any AB Mutual Funds in which the Fund invests.
A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreement is available in the Funds’ annual report to shareholders for the fiscal year ended August 31, 2022.
The Subsidiary has entered into a separate advisory agreement with the Adviser, which is the investment adviser for both the Subsidiary and AB All Market Total Return Portfolio, under which the Adviser provides investment advisory services and order placement facilities for the Subsidiary. The Subsidiary pays no separate advisory or other fees for these services, which are included in the advisory fee paid by the Fund.
The Adviser is also responsible for the selection and management of the Underlying Portfolios’ portfolio investments.
The Adviser acts as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser have investment objectives and policies similar to those of a Fund or an Underlying Portfolio. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund or an Underlying Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved (including an Underlying Portfolio). When two or more of the clients of the Adviser (including an Underlying Portfolio) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions are averaged as to price. The securities are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the securities over time.
PORTFOLIO MANAGERS
The management of, and investment decisions for, the Funds, except for the AB Sustainable Thematic Balanced Portfolio, are made by the Multi-Asset Solutions Team, comprised of senior portfolio managers. The Multi-Asset Solutions Team relies heavily on the Adviser’s growth, value and fixed-income investment teams and, in turn, the fundamental research of the Adviser’s internal research staff. No one person is principally responsible for coordinating the Funds’ investments.
The following table lists the persons within the Multi-Asset Solutions Team with the most significant responsibility for day‑to‑day management of the Funds, the length of time that each person has been jointly and primarily responsible for the

Funds, and each person’s principal occupation during the past five years:
AB All Market Total Return Portfolio

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
Alexander Barenboym; since 2018; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity since prior to 2017.

Daniel J. Loewy; since 2013; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity since prior to 2017. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer of Dynamic Asset Allocation.

Defne Ozaltun; since 2020; Vice President of the Adviser	Vice President of the Adviser, with which she has been associated in a substantially similar capacity since prior to 2017.
AB Wealth Appreciation Strategy and AB Tax‑Managed Wealth Appreciation Strategy

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
Ding Liu; since 2017; Senior Vice President of the Adviser	Senior Vice President and Senior Quantitative Analyst of the Adviser, with which he has been associated in a substantially similar capacity since prior to 2017.

Nelson Yu; since 2017; Senior Vice President of the Adviser	Senior Vice President of the Adviser since prior to 2017. He is also Chief Investment Officer—Investment Sciences and Insights since 2021 and Head—Blend Strategies since 2017.
AB Tax‑Managed All Market Income Portfolio

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
Daniel J. Loewy; since 2013; Senior Vice President of the Adviser	See above.

Karen Watkin; since 2020; Senior Vice President of the Adviser	Portfolio Manager for the Multi-Asset Solutions business in EMEA and Senior Vice President of the Adviser, with which she has been associated in a substantially similar capacity since prior to 2017.
AB Sustainable Thematic Balanced Portfolio
The management of, and investment decisions for, the AB Sustainable Thematic Balanced Portfolio are made by the Sustainable Thematic Balanced Team, comprised of senior portfolio managers. The Sustainable Thematic Balanced Team relies heavily on the Adviser’s growth, value and fixed-income investment teams and, in turn, the fundamental research of the Adviser’s internal research staff. No one person is principally responsible for coordinating the Fund’s investments.
The following table lists the persons within the Sustainable Thematic Balanced Team with the most significant responsibility for day‑to‑day management of the Fund, the length of time that each person has been jointly and primarily responsible for the Fund, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
Daniel C. Roarty; since 2021; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity since prior to 2017. He is also Chief Investment Officer of Sustainable Thematic Equities.

Benjamin Ruegsegger; since 2021; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since 2017. He has also been a Senior Research Analyst of the Adviser since prior to 2017.

Tiffanie Wong; since 2021; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which she has been associated in a substantially similar capacity since prior to 2017. She is also Director of U.S. Investment Grade Credit.
The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.
PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS
The investment team employed by the Adviser to manage the AB Sustainable Thematic Balanced Portfolio has substantial experience in managing discretionary accounts of institutional and retail clients, pooled investment vehicles and/or other registered investment companies and portions thereof (the “Similarly Managed Accounts”) that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the Fund. The Similarly Managed Accounts that are not registered investment companies are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the Fund, as a registered investment company, is subject and which, if applicable to the Similarly Managed Accounts, may have adversely affected the performance of the Similarly Managed Accounts. The Similarly Managed Accounts include all managed accounts of the Adviser following the investment strategy of the Fund.
Set forth below is performance data provided by the Adviser relating to the Similarly Managed Accounts managed by the investment team that manages the Fund’s assets. Performance data is shown for the period during which the investment team of the Adviser managed the Similarly Managed Accounts for a complete calendar year through December 31, 2021. The net assets of the Similarly Managed Accounts, as of December 31, 2021, were approximately $2,507.4 million. The performance data is net of investment management fees, portfolio transaction costs (including brokerage commissions) and custodial service fees charged to the Similarly Managed Accounts, calculated by deducting on a monthly basis the highest fee payable by the Similarly Managed Accounts (3.0% of account assets on an annual basis). Net‑of‑fee performance figures reflect the compounding effect of such fees.
The data also has not been adjusted to reflect any fees and expenses that will be payable by the Fund, which may be higher than the fees and expenses imposed on the Similarly Managed Accounts, and may cause the returns of the Fund to be lower than the returns of the Similarly Managed Accounts during the same period. Expenses associated with the distribution of Class A, Class C, Class R and Class K shares of the Fund in accordance with the plans adopted by the Fund’s Board under SEC Rule 12b‑1 are also excluded. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners. While the Fund and the Similarly Managed Accounts have substantially the same investment objectives and substantially similar investment strategies, the actual investments of the Fund and the Similarly Managed Accounts may differ.
The Adviser has calculated the investment performance of the Similarly Managed Accounts on a trade-date basis. Income has been accrued daily and cash flows weighted daily. Composite investment performance for the Fund has been determined on an asset-weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Similarly Managed Accounts may produce different results, and the results for different periods may vary. The performance was not calculated pursuant to the methodology established by the SEC that will be used to calculate the Fund’s performance.
The 60% S&P 500 Index/40% Bloomberg U.S. Government/Credit Index composite is used by the Fund and the Similarly Managed Accounts for purposes of this example as a benchmark to measure its relative performance. The S&P 500 Index is a stock market index containing the stocks of 500 U.S. large‑cap corporations. The Bloomberg U.S. Government/Credit Index measures the investment grade, U.S. Dollar-denominated, fixed-rate, taxable bond market and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt guaranteed by the U.S. Government) and investment grade corporate securities. To the extent the investment team utilizes investment techniques such as swaps, futures or options, the performance of the Index may not be substantially comparable to the performance of the investment team’s Similarly Managed Accounts.
The performance data below is provided solely to illustrate the investment team’s performance in managing the Similarly Managed Accounts as measured against a broad-based market index. The performance of the Fund will be affected by the performance of the investment team managing the Fund’s assets. If the investment team were to perform relatively poorly, the performance of the Fund would suffer. Investors should not rely on the performance data of the Similarly Managed Accounts as an indication of future performance of the Fund. In addition, market performance for the periods presented may not be indicative of future rates of return.
SCHEDULE OF HISTORICAL PERFORMANCE – SIMILARLY MANAGED ACCOUNTS*

	Similarly Managed Accounts Total Return**	60% S&P 500 Index/40% Bloomberg U.S. Government/Credit Index
Year Ended December 31:
2021	12.82%	15.76%
2020	27.21%	15.30%
2019	17.72%	22.64%
2018	-4.76%	-2.52%
2017	15.88%	14.41%
2016	0.24%	8.48%
2015	2.13%	1.13%
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021*

	1 Year	3 Years	5 Years
Similarly Managed Accounts**	12.82%	19.10%	13.27%
60% S&P 500 Index/40% Bloomberg U.S. Government/Credit Index	15.76%	17.85%	12.79%

*
Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of presentation of this data is described in the preceding discussion.

**	Net of fees.
TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for each Fund. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to the Funds’ shareholders.
Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. Financial intermediaries and recordkeepers, which may have affiliated financial intermediaries that sell shares of the AB Mutual Funds, may be paid by a Fund, the Adviser, ABI and ABIS (i) account fees in amounts up to $19 per account per annum, (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held through the intermediary, or (iii) a combination of both. These amounts include fees for shareholder servicing, sub‑transfer agency, sub‑accounting and recordkeeping services. These amounts do not include fees for shareholder servicing that may be paid separately by the Fund pursuant to its Rule 12b‑1 plan. Amounts paid by the Funds for these services are included in “Other Expenses” under “Fees and Expenses of the Fund” in the Summary Information section of this Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan “platforms” that facilitate trading by affiliated and non‑affiliated financial intermediaries and recordkeeping for retirement plans.
Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub‑transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.
For more information, please refer to the Funds’ SAI, call your financial advisor or visit our website at www.abfunds.com.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions Information
Income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution.
Income dividends are typically declared and paid annually, except with respect to AB Tax‑Managed All Market Income, which generally declares and pays monthly; capital gains distributions for the Funds typically occur annually in December. During the fourth quarter of the calendar year, typically in early November, an estimate of each Fund’s capital gains distribution, if any, will be made available on the Fund’s website at www.alliancebernstein.com/investments/us/tax‑center.htm.
You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.
If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.
While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year’s net investment income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund’s return of capital distributions for the period will be made after the end of each taxable year.
Tax Information
Any investment in a Fund typically involves several tax considerations. The information below is intended as a general summary for U.S. citizens and residents. Please see the SAI for additional information. Because each person’s tax situation is different, you are encouraged to consult your tax adviser about the tax implications of an investment in a Fund in your particular situation. You also can visit the Internal Revenue Service (IRS) website at www.irs.gov for more information about applicable tax rates and other information.
Investments made through a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase plan, defined benefit plan or a nonqualified deferred compensation plan are subject to special United States federal income tax rules. Therefore, the federal income tax consequences described in this section apply only to investments made other than by such plans.
For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund or an Underlying Portfolio owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund or an Underlying Portfolio owned for more than one year and that are properly designated by a Fund as capital gains distributions will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund or an Underlying Portfolio owned for one year or less will be taxable as ordinary income. For distributions of investment income designated by a Fund as derived from “qualified dividend income”—as further defined in the Funds’ SAI—will be taxed in the hands of individuals at the rates applicable to long-term capital gains provided that holding period and other requirements are met by both the shareholder and the Fund.
An investment by a Fund or an Underlying Portfolio in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield (either directly or indirectly as a result of such taxes being imposed on the Underlying Portfolio) on those securities would be decreased. None of the Funds generally expects that shareholders will be able to claim a credit or a deduction with respect to foreign taxes. In addition, a Fund’s or an Underlying Portfolio’s investment in foreign securities or foreign currencies may increase or decrease the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.
An Underlying Portfolio’s or a Fund’s investment in certain debt obligations may cause them to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund or an Underlying Portfolio could be required to sell other investments in order to satisfy their distribution requirements.
AB Tax‑Managed All Market Income Portfolio intends generally to qualify to pay tax‑exempt interest dividends to its respective U.S. shareholders. The Fund will be qualified to pay tax‑exempt interest dividends only if, at the close of each quarter of the taxable year, at least 50% of the total value of its respective assets consists of obligations the interest on which is exempt from federal income tax. See the Fund’s SAI for a further explanation of this tax issue.
If you purchase shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.
Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.
A Fund may experience relatively large redemptions due to transactions in Fund shares by significant investors. If large shareholder redemptions occur, a Fund could be required to sell portfolio securities resulting in the Fund’s realization of net capital gains, which could be significant. Certain investment advisers, including an affiliate of the Adviser, provide tax management services to their clients that invest in the Funds. As part of these services, those investment advisers conduct year‑end tax trading on behalf of their clients to offset capital gains taxes where possible, which may result in buying and selling shares in one or more of the Funds. These transactions could result in a Fund experiencing temporary asset inflows or outflows at year end. The Adviser’s affiliate coordinates with the Adviser to try to ensure that the implementation of its tax management strategies will not compromise the interests of any Fund or its shareholders, and the Adviser considers that it has a fiduciary duty to both the Funds and its affiliate’s clients. The implementation of tax management strategies by such investment advisers may require a Fund to sell portfolio securities to satisfy redemption requests or increase asset allocations to cash or cash equivalents, which could result in the Fund’s realization of capital gains. If a significant amount of a Fund’s assets is allocated to cash or cash equivalents, it may be more difficult for the Fund to achieve its investment objective. Implementation of tax management strategies may also require a Fund to incur transaction costs, which will reduce its return.
AB All Market Total Return Portfolio intends to seek exposure to the commodities markets primarily through investments in the Subsidiary. The IRS has issued numerous private letter rulings to other regulated investment companies holding that income derived from an investment in a subsidiary that invests in commodity-linked derivatives constitutes qualifying income for purposes of Subchapter M. These rulings can only be relied upon by the taxpayer to whom they were issued and therefore the Fund cannot rely upon them. In August 2011, the IRS suspended the issuance of private letter rulings in this area while it considers certain issues raised by the private letter rulings. In 2019, Treasury Regulations were promulgated which treat income derived by the Fund from the Subsidiary as qualifying income regardless of whether such income is currently distributed.
Non‑U.S. Shareholders
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds’ SAI for information on how you will be taxed as a result of holding shares in the Funds.

GENERAL INFORMATION

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. Each Fund reserves the right to close an account that has remained below $1,000 for 90 days.
During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.
Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS’s toll-free number, (800) 221‑5672. Some services are described in the Mutual Fund Application.
Householding. Many shareholders of the AB Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Funds, all AB Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as “householding”, does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at (800) 221‑5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.
Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating-rate and variable-rate instruments.
Bloomberg 5‑year General Obligation Municipal Bond Index is an unmanaged composite measure of total return performance for the municipal bond market on those municipal bonds with maturities of five years. The securities in this index include ratings categories A and Aaa.
Bloomberg Global Aggregate Bond Index is a broad-based index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
Bloomberg U.S. Government/Credit Index measures the investment grade, U.S. Dollar-denominated, fixed-rate, taxable bond market and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt guaranteed by the U.S. Government) and investment grade corporate securities.
S&P 500 Index is a stock market index containing the stocks of 500 U.S. large‑cap corporations. Widely regarded as the best single gauge of the U.S. equities market, the S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy.
MSCI ACWI Index is a free-float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indices comprising 23 developed country indices and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
Nationally Recognized Statistical Rating Organizations, or NRSROs, are credit rating agencies registered with the SEC. NRSROs assess the creditworthiness of an obligor as an entity or with respect to specific securities or money market instruments. A list of credit rating agencies currently registered as NRSROs can be found on the SEC’s website (http://www.sec.gov).
Non‑U.S. company or non‑U.S. issuer is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on an exchange in a foreign country.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Each Fund’s financial statements have been audited by Ernst & Young LLP, independent registered public accounting firm. The report of the independent registered public accounting firm, along with each Fund’s financial statements, are included in each Fund’s annual report, which is available upon request.

AB Wealth Appreciation Strategy

	CLASS A
	Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$22.18	$17.50	$16.11	$16.99	$16.27

Income From Investment Operations
Net investment income(a)(b)	.29	.11	.19	.21	.17
Net realized and unrealized gain (loss) on investment transactions	(3.57)	5.10	1.86	(.58)	1.77
Contributions from Affiliates	– 0 –	.00 (c)	– 0 –	– 0 –	– 0 –

Net increase (decrease) in net asset value from operations	(3.28)	5.21	2.05	(.37)	1.94

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.22)	(.20)	(.16)	(.43)
Distributions from net realized gain on investment transactions	(1.55)	(.31)	(.46)	(.35)	(.79)

Total dividends and distributions	(1.81)	(.53)	(.66)	(.51)	(1.22)

Net asset value, end of period	$17.09	$22.18	$17.50	$16.11	$16.99

Total Return
Total investment return based on net asset value(d)*	(16.10)%	30.41%	12.85%	(1.78)%	12.21%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$318,353	$425,623	$355,496	$350,232	$393,100
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	.65%	.64%	.64%	.64%	.64%
Expenses, before waivers/reimbursements(e)‡	.98%	.99%	1.01%	1.01%	1.01%
Net investment income(b)	1.46%	.55%	1.20%	1.34%	1.02%
Portfolio turnover rate	20%	15%	18%	20%	22%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.36%	.38%	.40%	.40%	.40%

	CLASS C
	Year Ended August 31,
	2022	2021	2020	2019		2018
Net asset value, beginning of period	$22.24	$17.52	$16.10	$16.91		$16.15

Income From Investment Operations
Net investment income (loss)(a)(b)	.14	(.02)	.08	.10		.06
Net realized and unrealized gain (loss) on investment transactions	(3.60)	5.10	1.84	(.56)		1.73
Contributions from Affiliates	– 0 –	.00 (c)	– 0 –	– 0 –		– 0 –

Net increase (decrease) in net asset value from operations	(3.46)	5.08	1.92	(.46)		1.79

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	(.05)	(.04)	(.00	)(c)	(.24)
Distributions from net realized gain on investment transactions	(1.55)	(.31)	(.46)	(.35)		(.79)

Total dividends and distributions	(1.55)	(.36)	(.50)	(.35)		(1.03)

Net asset value, end of period	$17.23	$22.24	$17.52	$16.10		$16.91

Total Return
Total investment return based on net asset value(d)*	(16.70)%	29.39%	11.98%	(2.46)%		11.31%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,166	$8,023	$16,621	$23,546		$38,133
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	1.41%	1.39%	1.39%	1.40%		1.39%
Expenses, before waivers/reimbursements(e)‡	1.74%	1.75%	1.76%	1.76%		1.77%
Net investment income (loss)(b)	.72%	(.10)%	.50%	.64%		.34%
Portfolio turnover rate	20%	15%	18%	20%		22%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.36%	.38%	.40%	.40%		.40%
See footnotes on page 66.

	ADVISOR CLASS
	Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$22.13	$17.46	$16.08	$16.96	$16.25

Income From Investment Operations
Net investment income(a)(b)	.33	.16	.23	.25	.21
Net realized and unrealized gain (loss) on investment transactions	(3.55)	5.08	1.85	(.57)	1.76
Contributions from Affiliates	– 0 –	.00 (c)	– 0 –	– 0 –	– 0 –

Net increase (decrease) in net asset value from operations	(3.22)	5.24	2.08	(.32)	1.97

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.26)	(.24)	(.21)	(.47)
Distributions from net realized gain on investment transactions	(1.55)	(.31)	(.46)	(.35)	(.79)

Total dividends and distributions	(1.86)	(.57)	(.70)	(.56)	(1.26)

Net asset value, end of period	$17.05	$22.13	$17.46	$16.08	$16.96

Total Return
Total investment return based on net asset value(d)*	(15.87)%	30.73%	13.08%	(1.49)%	12.44%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$753,314	$967,876	$864,334	$869,353	$931,834
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	.40%	.39%	.39%	.39%	.39%
Expenses, before waivers/reimbursements(e)‡	.73%	.74%	.76%	.76%	.76%
Net investment income(b)	1.69%	.81%	1.44%	1.58%	1.26%
Portfolio turnover rate	20%	15%	18%	20%	22%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.36%	.38%	.40%	.40%	.40%

	CLASS R
	Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$22.03	$17.40	$15.99	$16.84	$16.14

Income From Investment Operations
Net investment income(a)(b)	.19	.02	.11	.15	.10
Net realized and unrealized gain (loss) on investment transactions	(3.54)	5.07	1.84	(.57)	1.73
Contributions from Affiliates	– 0 –	.00 (c)	– 0 –	– 0 –	– 0 –

Net increase (decrease) in net asset value from operations	(3.35)	5.09	1.95	(.42)	1.83

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.15)	(.08)	(.08)	(.34)
Distributions from net realized gain on investment transactions	(1.55)	(.31)	(.46)	(.35)	(.79)

Total dividends and distributions	(1.72)	(.46)	(.54)	(.43)	(1.13)

Net asset value, end of period	$16.96	$22.03	$17.40	$15.99	$16.84

Total Return
Total investment return based on net asset value(d)*	(16.43)%	29.78%	12.31%	(2.17)%	11.62%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,925	$2,351	$1,866	$2,248	$2,898
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	1.11%	1.11%	1.09%	1.10%	1.09%
Expenses, before waivers/reimbursements(e)‡	1.45%	1.46%	1.46%	1.46%	1.47%
Net investment income(b)	1.00%	.09%	.69%	.93%	.59%
Portfolio turnover rate	20%	15%	18%	20%	22%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.36%	.38%	.40%	.40%	.40%
See footnotes on page 66.

	CLASS K
	Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$22.02	$17.37	$16.00	$16.87	$16.17

Income From Investment Operations
Net investment income(a)(b)	.31	.08	.17	.19	.15
Net realized and unrealized gain (loss) on investment transactions	(3.60)	5.07	1.83	(.57)	1.75
Contributions from Affiliates	– 0 –	.00 (c)	– 0 –	– 0 –	– 0 –

Net increase (decrease) in net asset value from operations	(3.29)	5.15	2.00	(.38)	1.90

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.19)	(.17)	(.14)	(.41)
Distributions from net realized gain on investment transactions	(1.55)	(.31)	(.46)	(.35)	(.79)

Total dividends and distributions	(1.78)	(.50)	(.63)	(.49)	(1.20)

Net asset value, end of period	$16.95	$22.02	$17.37	$16.00	$16.87

Total Return
Total investment return based on net asset value(d)*	(16.20)%	30.24%	12.63%	(1.90)%	12.01%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,302	$10,818	$8,869	$10,672	$11,729
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	.80%	.80%	.78%	.79%	.78%
Expenses, before waivers/reimbursements(e)‡	1.14%	1.15%	1.15%	1.15%	1.16%
Net investment income(b)	1.57%	.39%	1.08%	1.19%	.92%
Portfolio turnover rate	20%	15%	18%	20%	22%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.36%	.38%	.40%	.40%	.40%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)
In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended August 31, 2022, August 31, 2021, August 31, 2020, August 31, 2019 and August 31, 2018, such waiver amounted to .34%, .35%, .37%, .36% and .37%, respectively.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended August 31, 2018 by .05%.

All Market Total Return Portfolio

	CLASS A
	Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$18.16	$15.44	$15.65	$14.78	$14.71

Income From Investment Operations
Net investment income(a)(b)	.10	.16	.19	.21	.20
Net realized and unrealized gain (loss) on investment transactions	(2.90)	3.03	.07 (c)	.66	.05
Contributions from Affiliates	– 0 –	– 0 –	.00 (d)	.00 (d)	.00 (d)
Capital contributions	– 0 –	– 0 –	.00 (d)	– 0 –	– 0 –

Net increase (decrease) in net asset value from operations	(2.80)	3.19	.26	.87	.25

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	(.47)	(.34)	– 0 –	(.18)
Distributions from net realized gain on investment transactions	(1.61)	– 0 –	(.13)	– 0 –	– 0 –

Total dividends and distributions	(1.61)	(.47)	(.47)	– 0 –	(.18)

Net asset value, end of period	$13.75	$18.16	$15.44	$15.65	$14.78

Total Return
Total investment return based on net asset value(e)*	(16.85)%	21.16%	1.44%	5.88%	1.79%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$433,654	$586,995	$530,168	$578,919	$620,635
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	1.02%	1.03%	1.03%	.96%	.84%
Expenses, before waivers/reimbursements(f)‡	1.03%	1.05%	1.04%	1.03%	1.03%
Net investment income(b)	.64%	.99%	1.23%	1.45%	1.38%
Portfolio turnover rate	105%	117%	76%	81%	38%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.02%	.02%	.02%	.07%	.20%

	CLASS C
	Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$17.92	$15.20	$15.38	$14.64	$14.53

Income From Investment Operations
Net investment income (loss)(a)(b)	(.02)	(.10)	.08	.10	.09
Net realized and unrealized gain (loss) on investment transactions	(2.84)	3.13	.05 (c)	.64	.06
Contributions from Affiliates	– 0 –	– 0 –	.00 (d)	.00 (d)	.00 (d)
Capital contributions	– 0 –	– 0 –	.00 (d)	– 0 –	– 0 –

Net increase (decrease) in net asset value from operations	(2.86)	3.03	.13	.74	.15

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	(.31)	(.18)	– 0 –	(.04)
Distributions from net realized gain on investment transactions	(1.61)	– 0 –	(.13)	– 0 –	– 0 –

Total dividends and distributions	(1.61)	(.31)	(.31)	– 0 –	(.04)

Net asset value, end of period	$13.45	$17.92	$15.20	$15.38	$14.64

Total Return
Total investment return based on net asset value(e)*	(17.50)%	20.33%	.67%	5.05%	1.01%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,845	$10,537	$23,156	$37,609	$61,466
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	1.78%	1.78%	1.79%	1.71%	1.58%
Expenses, before waivers/reimbursements(f)‡	1.79%	1.80%	1.80%	1.78%	1.78%
Net investment income (loss)(b)	(.16)%	(.61)%	.52%	.71%	.63%
Portfolio turnover rate	105%	117%	76%	81%	38%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.02%	.02%	.02%	.07%	.20%
See footnotes on page 70.

	ADVISOR CLASS
	Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$18.35	$15.60	$15.81	$14.90	$14.80

Income From Investment Operations
Net investment income(a)(b)	.14	.20	.23	.25	.24
Net realized and unrealized gain (loss) on investment transactions	(2.93)	3.06	.07 (c)	.66	.07
Contributions from Affiliates	– 0 –	– 0 –	.00 (d)	.00 (d)	.00 (d)
Capital contributions	– 0 –	– 0 –	.00 (d)	– 0 –	– 0 –

Net increase (decrease) in net asset value from operations	(2.79)	3.26	.30	.91	.31

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	(.51)	(.38)	– 0 –	(.21)
Distributions from net realized gain on investment transactions	(1.61)	– 0 –	(.13)	– 0 –	– 0 –

Total dividends and distributions	(1.61)	(.51)	(.51)	– 0 –	(.21)

Net asset value, end of period	$13.95	$18.35	$15.60	$15.81	$14.90

Total Return
Total investment return based on net asset value(e)*	(16.61)%	21.43%	1.68%	6.17%	2.02%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$63,739	$84,018	$75,493	$82,885	$82,258
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.77%	.78%	.78%	.71%	.59%
Expenses, before waivers/reimbursements(f)‡	.78%	.79%	.79%	.78%	.78%
Net investment income(b)	.89%	1.22%	1.48%	1.70%	1.63%
Portfolio turnover rate	105%	117%	76%	81%	38%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.02%	.02%	.02%	.07%	.20%

	CLASS R
	Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$17.97	$15.29	$15.48	$14.69	$14.63

Income From Investment Operations
Net investment income(a)(b)	.04	.09	.13	.15	.14
Net realized and unrealized gain (loss) on investment transactions	(2.87)	3.00	.06 (c)	.64	.06
Contributions from Affiliates	– 0 –	– 0 –	.00 (d)	.00 (d)	.00 (d)
Capital contributions	– 0 –	– 0 –	.00 (d)	– 0 –	– 0 –

Net increase (decrease) in net asset value from operations	(2.83)	3.09	.19	.79	.20

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	(.41)	(.25)	– 0 –	(.14)
Distributions from net realized gain on investment transactions	(1.61)	– 0 –	(.13)	– 0 –	– 0 –

Total dividends and distributions	(1.61)	(.41)	(.38)	– 0 –	(.14)

Net asset value, end of period	$13.53	$17.97	$15.29	$15.48	$14.69

Total Return
Total investment return based on net asset value(e)*	(17.16)%	20.66%	1.05%	5.45%	1.34%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,856	$3,618	$3,087	$4,124	$4,414
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	1.44%	1.45%	1.44%	1.38%	1.25%
Expenses, before waivers/reimbursements(f)‡	1.45%	1.47%	1.45%	1.44%	1.44%
Net investment income(b)	.23%	.57%	.86%	1.04%	.97%
Portfolio turnover rate	105%	117%	76%	81%	38%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.02%	.02%	.02%	.07%	.20%
See footnotes on page 70.

	CLASS K
	Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$18.08	$15.37	$15.58	$14.73	$14.66

Income From Investment Operations
Net investment income(a)(b)	.08	.13	.17	.20	.19
Net realized and unrealized gain (loss) on investment transactions	(2.88)	3.02	.07 (c)	.65	.06
Contributions from Affiliates	– 0 –	– 0 –	.00 (d)	.00 (d)	.00 (d)
Capital contributions	– 0 –	– 0 –	.00 (d)	– 0 –	– 0 –

Net increase (decrease) in net asset value from operations	(2.80)	3.15	.24	.85	.25

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	(.44)	(.32)	– 0 –	(.18)
Distributions from net realized gain on investment transactions	(1.61)	– 0 –	(.13)	– 0 –	– 0 –

Total dividends and distributions	(1.61)	(.44)	(.45)	– 0 –	(.18)

Net asset value, end of period	$13.67	$18.08	$15.37	$15.58	$14.73

Total Return
Total investment return based on net asset value(e)*	(16.93)%	21.01%	1.35%	5.84%	1.60%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,672	$7,653	$7,395	$10,298	$15,032
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	1.13%	1.14%	1.13%	1.06%	.94%
Expenses, before waivers/reimbursements(f)‡	1.14%	1.16%	1.14%	1.13%	1.13%
Net investment income(b)	.53%	.77%	1.15%	1.36%	1.28%
Portfolio turnover rate	105%	117%	76%	81%	38%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.02%	.02%	.02%	.07%	.20%

	CLASS I
	Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$18.55	$15.76	$15.97	$15.05	$14.76

Income From Investment Operations
Net investment income(a)(b)	.14	.22	.22	.25	.24
Net realized and unrealized gain (loss) on investment transactions	(2.97)	3.07	.07 (c)	.67	.05
Contributions from Affiliates	– 0 –	– 0 –	.00 (d)	.00 (d)	.00 (d)
Capital contributions	– 0 –	– 0 –	.00 (d)	– 0 –	– 0 –

Net increase (decrease) in net asset value from operations	(2.83)	3.29	.29	.92	.29

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	(.50)	(.37)	– 0 –	– 0 –
Distributions from net realized gain on investment transactions	(1.61)	– 0 –	(.13)	– 0 –	– 0 –

Total dividends and distributions	(1.61)	(.50)	(.50)	– 0 –	– 0 –

Net asset value, end of period	$14.11	$18.55	$15.76	$15.97	$15.05

Total Return
Total investment return based on net asset value(e)*	(16.64)%	21.44%	1.64%	6.18%	1.97%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$287	$338	$271	$254	$230
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.80%	.81%	.80%	.74%	.62%
Expenses, before waivers/reimbursements(f)‡	.81%	.83%	.82%	.80%	.81%
Net investment income(b)	.88%	1.31%	1.44%	1.68%	1.60%
Portfolio turnover rate.	105%	117%	76%	81%	38%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.02%	.02%	.02%	.07%	.20%
See footnotes on page 70.

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)
Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(d)	Amount is less than $.005.

(e)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)
In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended August 31, 2022, August 31, 2021, August 31, 2020, August 31, 2019 and August 31, 2018, such waiver amounted to .01%, .01%, .01%, .07% and .19%, respectively.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended August 31, 2018 by .03%.

AB Sustainable Thematic Balanced Portfolio

	CLASS A
	Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.80	$12.38	$12.58	$12.14	$12.79

Income From Investment Operations
Net investment income (loss)(a)(b)	(.02)	.12	.14	.16	.17
Net realized and unrealized gain (loss) on investment transactions	(2.39)	1.74	.10	.37	.10
Contributions from Affiliates	– 0 –	– 0 –	.00 (c)	.00 (c)	– 0 –
Capital contributions	– 0 –	– 0 –	.00 (c)	– 0 –	– 0 –

Net increase (decrease) in net asset value from operations	(2.41)	1.86	.24	.53	.27

Less: Dividends and Distributions
Dividends from net investment income	(.36)	(.44)	(.40)	(.09)	(.56)
Distributions from net realized gain on investment transactions	(.10)	– 0 –	(.04)	– 0 –	(.17)
Return of capital	– 0 –	– 0 –	– 0 –	– 0 –	(.19)

Total dividends and distributions	(.46)	(.44)	(.44)	(.09)	(.92)

Net asset value, end of period	$10.93	$13.80	$12.38	$12.58	$12.14

Total Return
Total investment return based on net asset value(d)*	(18.04)%	15.54%	1.77%	4.47%	2.14%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$101,192	$138,753	$132,657	$145,002	$160,517
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	1.09%	1.25%	1.14%	1.05%	1.04%
Expenses, before waivers/reimbursements(e)‡	1.31%	1.36%	1.29%	1.23%	1.25%
Net investment income (loss)(b)	(.13)%	.95%	1.13%	1.32%	1.36%
Portfolio turnover rate	174%	120%	96%	100%	90%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.04%	.14%	.17%	.20%	.25%

	CLASS C
	Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.76	$12.32	$12.51	$12.07	$12.58

Income From Investment Operations
Net investment income (loss)(a)(b)	(.11)	.02	.05	.07	.08
Net realized and unrealized gain (loss) on investment transactions	(2.41)	1.75	.09	.37	.09
Contributions from Affiliates	– 0 –	– 0 –	.00 (c)	.00 (c)	– 0 –
Capital contributions	– 0 –	– 0 –	.00 (c)	– 0 –	– 0 –

Net increase (decrease) in net asset value from operations	(2.52)	1.77	.14	.44	.17

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.33)	(.29)	– 0 –	(.38)
Distributions from net realized gain on investment transactions	(.10)	– 0 –	(.04)	– 0 –	(.17)
Return of capital	– 0 –	– 0 –	– 0 –	– 0 –	(.13)

Total dividends and distributions	(.33)	(.33)	(.33)	– 0 –	(.68)

Net asset value, end of period	$10.91	$13.76	$12.32	$12.51	$12.07

Total Return
Total investment return based on net asset value(d)*	(18.73)%	14.64%	.97%	3.73%	1.37%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,650	$6,257	$10,667	$14,989	$22,039
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	1.90%	1.98%	1.89%	1.80%	1.77%
Expenses, before waivers/reimbursements(e)‡	2.06%	2.09%	2.04%	1.98%	1.98%
Net investment income (loss)(b)	(.93)%	.18%	.44%	.59%	.64%
Portfolio turnover rate	174%	120%	96%	100%	90%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.04%	.14%	.17%	.20%	.25%
See footnotes on page 74.

	ADVISOR CLASS
	Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.88	$12.44	$12.64	$12.20	$12.86

Income From Investment Operations
Net investment income(a)(b)	.04	.16	.17	.19	.20
Net realized and unrealized gain (loss) on investment transactions	(2.43)	1.76	.10	.37	.10
Contributions from Affiliates	– 0 –	– 0 –	.00 (c)	.00 (c)	– 0 –
Capital contributions	– 0 –	– 0 –	.00 (c)	– 0 –	– 0 –

Net increase (decrease) in net asset value from operations	(2.39)	1.92	.27	.56	.30

Less: Dividends and Distributions
Dividends from net investment income	(.38)	(.48)	(.43)	(.12)	(.59)
Distributions from net realized gain on investment transactions	(.10)	– 0 –	(.04)	– 0 –	(.17)
Return of capital	– 0 –	– 0 –	– 0 –	– 0 –	(.20)

Total dividends and distributions	(.48)	(.48)	(.47)	(.12)	(.96)

Net asset value, end of period	$11.01	$13.88	$12.44	$12.64	$12.20

Total Return
Total investment return based on net asset value(d)*	(17.79)%	15.82%	2.02%	4.81%	2.39%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,331	$5,790	$5,419	$6,464	$8,772
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	.71%	1.00%	.89%	.80%	.79%
Expenses, before waivers/reimbursements(e)‡	1.06%	1.11%	1.04%	.97%	1.00%
Net investment income(b)	.33%	1.20%	1.41%	1.58%	1.60%
Portfolio turnover rate	174%	120%	96%	100%	90%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.04%	.14%	.17%	.20%	.25%

	CLASS R
	Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.79	$12.37	$12.57	$12.13	$12.76

Income From Investment Operations
Net investment income (loss)(a)(b)	(.05)	.07	.09	.11	.12
Net realized and unrealized gain (loss) on investment transactions	(2.40)	1.75	.10	.38	.09
Contributions from Affiliates	– 0 –	– 0 –	.00 (c)	.00 (c)	– 0 –
Capital contributions	– 0 –	– 0 –	.00 (c)	– 0 –	– 0 –

Net increase (decrease) in net asset value from operations	(2.45)	1.82	.19	.49	.21

Less: Dividends and Distributions
Dividends from net investment income	(.32)	(.40)	(.35)	(.05)	(.50)
Distributions from net realized gain on investment transactions	(.10)	– 0 –	(.04)	– 0 –	(.17)
Return of capital	– 0 –	– 0 –	– 0 –	– 0 –	(.17)

Total dividends and distributions	(.42)	(.40)	(.39)	(.05)	(.84)

Net asset value, end of period	$10.92	$13.79	$12.37	$12.57	$12.13

Total Return
Total investment return based on net asset value(d)*	(18.25)%	15.05%	1.36%	4.06%	1.73%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,357	$4,844	$4,278	$4,604	$3,896
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	1.36%	1.65%	1.53%	1.46%	1.45%
Expenses, before waivers/reimbursements(e)‡	1.72%	1.76%	1.68%	1.63%	1.66%
Net investment income (loss)(b)	(.40)%	.55%	.74%	.89%	.94%
Portfolio turnover rate	174%	120%	96%	100%	90%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.04%	.14%	.17%	.20%	.25%
See footnotes on page 74.

	CLASS K
	Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.82	$12.35	$12.55	$12.11	$12.75

Income From Investment Operations
Net investment income (loss)(a)(b)	(.02)	.11	.14	.15	.15
Net realized and unrealized gain (loss) on investment transactions	(2.40)	1.74	.08	.37	.11
Contributions from Affiliates	– 0 –	– 0 –	.00 (c)	.00 (c)	– 0 –
Capital contributions	– 0 –	– 0 –	.00 (c)	– 0 –	– 0 –

Net increase (decrease) in net asset value from operations	(2.42)	1.85	.22	.52	.26

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.38)	(.38)	(.08)	(.55)
Distributions from net realized gain on investment transactions	(.10)	– 0 –	(.04)	– 0 –	(.17)
Return of capital	– 0 –	– 0 –	– 0 –	– 0 –	(.18)

Total dividends and distributions	(.45)	(.38)	(.42)	(.08)	(.90)

Net asset value, end of period	$10.95	$13.82	$12.35	$12.55	$12.11

Total Return
Total investment return based on net asset value(d)*	(18.07)%	15.44%	1.58%	4.45%	2.07%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,572	$2,229	$2,456	$5,832	$6,734
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	1.13%	1.35%	1.23%	1.15%	1.15%
Expenses, before waivers/reimbursements(e)‡	1.41%	1.46%	1.38%	1.32%	1.36%
Net investment income (loss)(b)	(.17)%	.83%	1.12%	1.24%	1.23%
Portfolio turnover rate	174%	120%	96%	100%	90%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.04%	.14%	.17%	.20%	.25%

	CLASS I
	Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$14.03	$12.58	$12.78	$12.34	$12.82

Income From Investment Operations
Net investment income(a)(b)	.02	.16	.16	.18	.25
Net realized and unrealized gain (loss) on investment transactions	(2.44)	1.77	.11	.39	.05
Contributions from Affiliates	– 0 –	– 0 –	.00 (c)	.00 (c)	– 0 –
Capital contributions	– 0 –	– 0 –	.00 (c)	– 0 –	– 0 –

Net increase (decrease) in net asset value from operations	(2.42)	1.93	.27	.57	.30

Less: Dividends and Distributions
Dividends from net investment income	(.38)	(.48)	(.43)	(.13)	(.46)
Distributions from net realized gain on investment transactions	(.10)	– 0 –	(.04)	– 0 –	(.17)
Return of capital	– 0 –	– 0 –	– 0 –	– 0 –	(.15)

Total dividends and distributions	(.48)	(.48)	(.47)	(.13)	(.78)

Net asset value, end of period	$11.13	$14.03	$12.58	$12.78	$12.34

Total Return
Total investment return based on net asset value(d)*	(17.83)%	15.81%	2.02%	4.72%	2.34%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$35	$41	$39	$33	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	.83%	1.01%	.91%	.86%	.73%
Expenses, before waivers/reimbursements(e)‡	1.08%	1.13%	1.06%	1.02%	.94%
Net investment income(b)	.14%	1.18%	1.33%	1.46%	1.99%
Portfolio turnover rate	174%	120%	96%	100%	90%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.04%	.14%	.17%	.20%	.25%
See footnotes on page 74.

CLASS Z
December 15, 2021(f) to August 31, 2022
Net asset value, beginning of period	$13.54

Income From Investment Operations
Net investment income(a)(b)	.02
Net realized and unrealized gain (loss) on investment transactions	(2.14)

Net increase (decrease) in net asset value from operations	(2.12)

Less: Dividends and Distributions
Dividends from net investment income	(.39)
Distributions from net realized gain on investment transactions	(.10)

Total distributions	(.49)

Net asset value, end of period	$10.93

Total Return
Total investment return based on net asset value(d)	(16.27)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8
Ratio to average net assets of:
Expenses, net of waivers/reimbursements‡	.75%^
Expenses, before waivers/reimbursements‡	.96%^
Net investment income(b)	.21%^
Portfolio turnover rate	174%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.00%^

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)
In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended August 31, 2022, August 31, 2021, August 31, 2020, August 31, 2019 and August 31, 2018, such waiver amounted to .03%, .11%, .15%, .17% and .21%, respectively.

(f)	Commencement of distribution.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended August 31, 2018 by .28%.

^	Annualized.

AB Tax‑Managed Wealth Appreciation Strategy

	CLASS A
	Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$21.60	$16.81	$15.66	$16.76	$16.85

Income From Investment Operations
Net investment income(a)(b)	.28	.11	.18	.20	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.56)	4.87	1.75	(.57)	1.78
Contributions from Affiliates	– 0 –	.00 (c)	– 0 –	– 0 –	– 0 –

Net increase (decrease) in net asset value from operations	(3.28)	4.98	1.93	(.37)	1.96

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.15)	(.33)	(.16)	(.39)
Distributions from net realized gain on investment transactions	(.93)	(.04)	(.45)	(.57)	(1.66)

Total dividends and distributions	(1.17)	(.19)	(.78)	(.73)	(2.05)

Net asset value, end of period	$17.15	$21.60	$16.81	$15.66	$16.76

Total Return
Total investment return based on net asset value(d)*	(16.08)%	29.83%	12.44%	(1.66)%	12.13%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$39,643	$48,742	$38,983	$36,908	$39,519
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	.63%	.63%	.63%	.63%	.62%
Expenses, before waivers/reimbursements(e)‡	.97%	.98%	.99%	.99%	1.00%
Net investment income(b)	1.44%	.57%	1.15%	1.30%	1.05%
Portfolio turnover rate	23%	15%	21%	19%	25%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.36%	.38%	.39%	.39%	.40%

	CLASS C
	Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$21.33	$16.59	$15.44	$16.47	$16.55

Income From Investment Operations
Net investment income (loss)(a)(b)	.10	(.01)	.09	.08	.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.51)	4.79	1.69	(.54)	1.75
Contributions from Affiliates	– 0 –	.00 (c)	– 0 –	– 0 –	– 0 –

Net increase (decrease) in net asset value from operations	(3.41)	4.78	1.78	(.46)	1.80

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	– 0 –	(.18)	– 0 –	(.22)
Distributions from net realized gain on investment transactions	(.93)	(.04)	(.45)	(.57)	(1.66)

Total dividends and distributions	(.93)	(.04)	(.63)	(.57)	(1.88)

Net asset value, end of period	$16.99	$21.33	$16.59	$15.44	$16.47

Total Return
Total investment return based on net asset value(d)*	(16.73)%	28.85%	11.63%	(2.42)%	11.31%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$530	$1,378	$2,413	$4,522	$8,577
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	1.39%	1.38%	1.38%	1.38%	1.38%
Expenses, before waivers/reimbursements(e)‡	1.72%	1.74%	1.74%	1.74%	1.75%
Net investment income (loss)(b)	.50%	(.05)%	.58%	.53%	.32%
Portfolio turnover rate	23%	15%	21%	19%	25%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.36%	.38%	.39%	.39%	.40%
See footnotes on page 76.

	ADVISOR CLASS
	Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$21.72	$16.90	$15.73	$16.84	$16.92

Income From Investment Operations
Net investment income(a)(b)	.33	.16	.22	.24	.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.58)	4.89	1.77	(.58)	1.80
Contributions from Affiliates	– 0 –	.00 (c)	– 0 –	– 0 –	– 0 –

Net increase (decrease) in net asset value from operations	(3.25)	5.05	1.99	(.34)	2.01

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.19)	(.37)	(.20)	(.43)
Distributions from net realized gain on investment transactions	(.93)	(.04)	(.45)	(.57)	(1.66)

Total dividends and distributions	(1.22)	(.23)	(.82)	(.77)	(2.09)

Net asset value, end of period	$17.25	$21.72	$16.90	$15.73	$16.84

Total Return
Total investment return based on net asset value(d)*	(15.87)%	30.14%	12.78%	(1.44)%	12.41%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$651,607	$803,319	$657,294	$655,810	$700,240
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	.38%	.38%	.38%	.38%	.38%
Expenses, before waivers/reimbursements(e)‡	.72%	.73%	.74%	.74%	.75%
Net investment income(b)	1.68%	.82%	1.41%	1.51%	1.28%
Portfolio turnover rate	23%	15%	21%	19%	25%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.36%	.38%	.39%	.39%	.40%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)
In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended August 31, 2022, August 31, 2021, August 31, 2020, August 31, 2019 and August 31, 2018, such waiver amounted to .33%, .35%, .36%, .36% and .37%, respectively.

*
Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2022 and August 31, 2018 by .02% and .02%, respectively.

AB Tax‑Managed All Market Income Portfolio

	CLASS A
	Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.17	$11.83	$12.75	$12.68	$13.93

Income From Investment Operations
Net investment income(a)(b)	.22	.27	.32	.35	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.21)	1.45	(.64)	.49	(.01)
Contributions from Affiliates	– 0 –	.00 (c)	– 0 –	– 0 –	– 0 –

Net increase (decrease) in net asset value from operations	(1.99)	1.72	(.32)	.84	.35

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.38)	(.60)	(.37)	(.69)
Distributions from net realized gain on investment transactions	(.19)	– 0 –	– 0 –	(.40)	(.91)
Return of capital	(.04)	– 0 –	– 0 –	– 0 –	– 0 –

Total dividends and distributions	(.45)	(.38)	(.60)	(.77)	(1.60)

Net asset value, end of period	$10.73	$13.17	$11.83	$12.75	$12.68

Total Return
Total investment return based on net asset value(d)*	(15.52)%	14.87%	(2.72)%	7.22%	2.54%+

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$40,389	$53,519	$54,677	$64,994	$68,946
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)‡	.99%	.99%	.98%	.99%	.99%
Expenses, before waivers/reimbursements(e)(f)‡	1.40%	1.40%	1.33%	1.35%	1.31%
Net investment income(b)	1.86%	2.16%	2.66%	2.85%	2.77%
Portfolio turnover rate	72%	68%	35%	22%	50%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.01%	.01%	.02%	.02%	.04%

	CLASS C
	Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.45	$12.06	$12.98	$12.90	$13.93

Income From Investment Operations
Net investment income(a)(b)	.13	.18	.24	.26	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.26)	1.49	(.66)	.49	(.02)
Contributions from Affiliates	– 0 –	.00 (c)	– 0 –	– 0 –	– 0 –

Net increase (decrease) in net asset value from operations	(2.13)	1.67	(.42)	.75	.25

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.28)	(.50)	(.27)	(.37)
Distributions from net realized gain on investment transactions	(.19)	– 0 –	– 0 –	(.40)	(.91)
Return of capital	(.03)	– 0 –	– 0 –	– 0 –	– 0 –

Total dividends and distributions	(.35)	(.28)	(.50)	(.67)	(1.28)

Net asset value, end of period	$10.97	$13.45	$12.06	$12.98	$12.90

Total Return
Total investment return based on net asset value(d)*	(16.17)%	13.97%	(3.37)%	6.33%	1.83%+

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,564	$2,439	$4,131	$5,537	$7,383
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)‡	1.74%	1.74%	1.73%	1.74%	1.74%
Expenses, before waivers/reimbursements(e)(f)‡	2.15%	2.14%	2.09%	2.10%	2.05%
Net investment income(b)	1.10%	1.43%	1.92%	2.11%	2.02%
Portfolio turnover rate	72%	68%	35%	22%	50%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.01%	.01%	.02%	.02%	.04%
See footnotes on page 78.

	ADVISOR CLASS
	Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.19	$11.84	$12.77	$12.70	$13.96

Income From Investment Operations
Net investment income(a)(b)	.25	.30	.35	.38	.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.21)	1.46	(.65)	.49	.00 (c)
Contributions from Affiliates	– 0 –	.00 (c)	– 0 –	– 0 –	– 0 –

Net increase (decrease) in net asset value from operations	(1.96)	1.76	(.30)	.87	.39

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.41)	(.63)	(.40)	(.74)
Distributions from net realized gain on investment transactions	(.19)	– 0 –	– 0 –	(.40)	(.91)
Return of capital	(.04)	– 0 –	– 0 –	– 0 –	– 0 –

Total dividends and distributions	(.48)	(.41)	(.63)	(.80)	(1.65)

Net asset value, end of period	$10.75	$13.19	$11.84	$12.77	$12.70

Total Return
Total investment return based on net asset value(d)*	(15.28)%	15.13%	(2.47)%	7.48%	2.95%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$36,638	$40,290	$31,264	$33,141	$35,479
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)‡	.73%	.74%	.73%	.74%	.74%
Expenses, before waivers/reimbursements(e)(f)‡	1.15%	1.15%	1.08%	1.10%	1.06%
Net investment income(b)	2.09%	2.38%	2.91%	3.10%	3.02%
Portfolio turnover rate	72%	68%	35%	22%	50%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.01%	.01%	.02%	.02%	.04%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)
In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended August 31, 2022 and August 31, 2020, such waiver amounted to .01% and .01%, respectively.

(f)	The expense ratios presented below exclude bank overdraft expense:

	Year Ended August 31,
	2022	2021	2020	2019	2018
Class A
Net of waivers/reimbursements	.99%	.99%	.98%	.99%	.99%
Before waivers/reimbursements	1.40%	1.40%	1.33%	1.35%	1.30%
Class C
Net of waivers/reimbursements	1.74%	1.74%	1.73%	1.74%	1.74%
Before waivers/reimbursements	2.15%	2.14%	2.09%	2.10%	2.04%
Advisor Class
Net of waivers/reimbursements	.73%	.74%	.73%	.74%	.74%
Before waivers/reimbursements	1.15%	1.15%	1.08%	1.10%	1.05%

*
Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2022 and August 31, 2018 by .01% and .01%, respectively.

+
The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

APPENDIX A

Hypothetical Investment and Expense Information

The following supplemental hypothetical investment information provides additional information calculated and presented in a manner different from expense information found under “Fees and Expenses of the Fund” in the Summary Information at the beginning of this Prospectus about the effect of a Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10‑year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10‑year period. The current annual expense ratio for each Fund is the same as stated under “Fees and Expenses of the Fund”. Additional information concerning the fees and expenses incurred by the Funds may be found at FINRA’s Fund Analyzer web page (available at https://tools.finra.org/fund_analyzer/). Your actual expenses may be higher or lower.
AB Wealth Appreciation Strategy

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$526.54	$9,952.21
2	9,952.21	497.61	10,449.82	140.03	10,309.79
3	10,309.79	515.49	10,825.28	145.06	10,680.22
4	10,680.22	534.01	11,214.23	150.27	11,063.96
5	11,063.96	553.20	11,617.16	155.67	11,461.49
6	11,461.49	573.07	12,034.56	161.26	11,873.30
7	11,873.30	593.67	12,466.97	167.06	12,299.91
8	12,299.91	615.00	12,914.91	173.06	12,741.85
9	12,741.85	637.09	13,378.94	179.28	13,199.66
10	13,199.66	659.98	13,859.64	185.72	13,673.92
Cumulative		$5,657.87		$1,983.95
AB All Market Total Return Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$530.56	$9,948.19
2	9,948.19	497.41	10,445.60	108.63	10,336.97
3	10,336.97	516.85	10,853.82	112.88	10,740.94
4	10,740.94	537.05	11,277.99	117.29	11,160.70
5	11,160.70	558.04	11,718.74	121.87	11,596.87
6	11,596.87	579.84	12,176.71	126.64	12,050.07
7	12,050.07	602.50	12,652.57	131.59	12,520.98
8	12,520.98	626.05	13,147.03	136.73	13,010.30
9	13,010.30	650.52	13,660.82	142.07	13,518.75
10	13,518.75	675.94	14,194.69	147.62	14,047.07
Cumulative		$5,722.95		$1,675.88
AB Sustainable Thematic Balanced Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$525.54	$9,953.21
2	9,953.21	497.66	10,450.87	136.91	10,313.96
3	10,313.96	515.70	10,829.66	141.87	10,687.79
4	10,687.79	534.39	11,222.18	147.01	11,075.17
5	11,075.17	553.76	11,628.93	152.34	11,476.59
6	11,476.59	573.83	12,050.42	157.86	11,892.56
7	11,892.56	594.63	12,487.19	163.58	12,323.61
8	12,323.61	616.18	12,939.79	169.51	12,770.28
9	12,770.28	638.51	13,408.79	175.66	13,233.13
10	13,233.13	661.66	13,894.79	182.02	13,712.77
Cumulative		$5,665.07		$1,952.30

A-1

AB Tax‑Managed Wealth Appreciation Strategy

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$524.53	$9,954.22
2	9,954.22	497.71	10,451.93	139.01	10,312.92
3	10,312.92	515.65	10,828.57	144.02	10,684.55
4	10,684.55	534.23	11,218.78	149.21	11,069.57
5	11,069.57	553.48	11,623.05	154.59	11,468.46
6	11,468.46	573.42	12,041.88	160.16	11,881.72
7	11,881.72	594.09	12,475.81	165.93	12,309.88
8	12,309.88	615.49	12,925.37	171.91	12,753.46
9	12,753.46	637.67	13,391.13	178.10	13,213.03
10	13,213.03	660.65	13,873.68	184.52	13,689.16
Cumulative		$5,661.14		$1,971.98
AB Tax‑Managed All Market Income Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$525.54	$9,953.21
2	9,953.21	497.66	10,450.87	147.36	10,303.51
3	10,303.51	515.18	10,818.69	152.54	10,666.15
4	10,666.15	533.31	11,199.46	157.91	11,041.55
5	11,041.55	552.08	11,593.63	163.47	11,430.16
6	11,430.16	571.51	12,001.67	169.22	11,832.45
7	11,832.45	591.62	12,424.07	175.18	12,248.89
8	12,248.89	612.44	12,861.33	181.34	12,679.99
9	12,679.99	634.00	13,313.99	187.73	13,126.26
10	13,126.26	656.31	13,782.57	194.33	13,588.24
Cumulative		$5,642.86		$2,054.62

*
Expenses are net of any fee waiver or expense waiver in the first year. Thereafter, the expense ratio reflects the Fund’s operating expenses as reflected under “Fees and Expenses of the Fund” before waiver in the Fee Table.

A-2

APPENDIX B—FINANCIAL INTERMEDIARY WAIVERS

NOTE: Terms used by a financial intermediary in this Appendix do not necessarily have the same legal meaning as the same or similar terms used elsewhere in the Prospectus.
Waivers Specific to Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI:
Front‑end Sales Load Waivers on Class A Shares available at Merrill Lynch

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529‑specific share classes or equivalents)

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non‑advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Shares purchased by third-party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus

•
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Classes A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts that are exchanged for a lower cost share class due to transfer to a fee‑based account or platforms

•
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non‑advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front‑end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Prospectus

•
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the Fund’s Prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13‑month period of time (if applicable)
Waivers Specific to Morgan Stanley

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front‑end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund’s Prospectus or SAI.

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•
Shares purchased from the proceeds of redemptions within the same fund family, provided that (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front‑end or deferred sales charge

Class A Shares Front‑End Sales Charge Waivers Available at Ameriprise Financial

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front‑end sales charge waivers, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI:

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR‑SEPs

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family)

•
Shares exchanged from Class C shares of the same fund in the month of or following the 7‑year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step‑son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (i.e., Rights of Reinstatement)

In addition, shareholders purchasing Fund shares that are available through an Ameriprise Financial Advisory account are eligible for front‑end sales charge waivers, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.
Waivers Specific to Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each Entity’s Affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing a Fund’s shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.
Front‑end Sales Load Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

•
Shares purchased from the proceeds of redemptions within the same fund family, provided that (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (known as Rights of Reinstatement)

•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Classes A and C Shares Available at Raymond James

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Return of excess contributions from an IRA Account

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

•	Shares acquired through a right of reinstatement
Front‑end Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in the Prospectus

•
Rights of Accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of Rights of Accumulation only if the shareholder notifies his or her financial advisor about such assets

•
Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13‑month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of Letters of Intent only if the shareholder notifies his or her financial advisor about such assets

Waivers Specific to Janney Montgomery Scott LLC (“Janney”)

Effective May 1, 2020, if you purchase Fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front‑end sales charge waivers and contingent deferred sales charge (“CDSC”), or back‑end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.
Front‑end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (i.e., right of reinstatement)

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans

•	Shares acquired through a right of reinstatement

•	Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures
CDSC waivers on Classes A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Shares purchased in connection with a return of excess contributions from an IRA account

•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the required age based on applicable rules

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney

•	Shares acquired through a right of reinstatement

•	Shares exchanged into the same share class of a different fund
Front‑end sales charge* discounts available at Janney: breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in the Fund’s Prospectus

•
Rights of Accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•
Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13‑month time period. Eligible fund family assets not held at Janney may be included in the calculation of Letters of Intent only if the shareholder notifies his or her financial advisor about such assets

*	Also, referred to as an “initial sales charge”
Waivers Specific to Oppenheimer & Co. Inc. (“OPCO”)

Effective May 1, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.
Front‑end Sales Load Waivers on Class A Shares Available at OPCO

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through an OPCO affiliated investment advisory program

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (known as Rights of Reinstatement)

•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus
CDSC Waivers on Classes A and C Shares Available at OPCO

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Return of excess contributions from an IRA Account

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

•	Shares acquired through a right of reinstatement
Front‑end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Prospectus

•
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Edward D. Jones & Co. (“Edward Jones”)

Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
Effective on or after June 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee‑based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of AB Mutual Funds or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the Prospectus.
Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of AB Mutual Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV)
Letter of Intent (“LOI”)

•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13‑month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13‑month period to calculate the front‑end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13‑month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met

•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures

•	Shares purchased in an Edward Jones fee‑based program

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from the liquidations in a non‑retirement account

•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones
Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder

•	Systematic withdrawals with up to 10% per year of the account value

•	Return of excess contributions from an Individual Retirement Account (IRA)

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

•	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

•	Shares exchanged in an Edwards Jones fee‑based program

•	Shares acquired through NAV reinstatement

•	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below

Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts

•	Initial purchase minimum: $250

•	Subsequent purchases minimum: none
Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

•	A fee‑based account held on an Edward Jones platform

•	A 529 account held on an Edward Jones platform

•	An account with an active systematic investment plan or LOI
Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund
Waivers Specific to Baird

Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front‑end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Prospectus or the SAI.
Front‑End Sales Charge Waivers on Class A shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

•
Shares purchased from the proceeds of redemptions from another AB Mutual Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front‑end or deferred sales charge (known as rights of reinstatement)

•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Baird

•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR‑SEPs

CDSC Waivers on Classes A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Shares bought due to returns of excess contributions from an IRA account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the required age based on applicable rules

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•	Shares acquired through a right of reinstatement
Front‑End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation

•	Breakpoints as described in the Prospectus

•
Rights of Accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of AB Mutual Fund assets held by accounts within the purchaser’s household at Baird. Eligible AB Mutual Fund assets not held at Baird may be included in the Rights of Accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of AB Mutual Funds through Baird, over a 13‑month period of time
Waiver Specific to Stifel, Nicolaus & Company, Incorporated (“Stifel”)

Effective July 31, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver:
Front‑end Sales Load Waiver on Class A Shares

•	Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures
Waiver Specific to U.S. Bancorp Investments, Inc.

Effective September 30, 2021, shareholders purchasing Fund shares through a U.S. Bancorp Investments (“USBI”) platform or account or who own shares for which USBI is the broker-dealer of record, where the shares are held in an omnibus account at the Fund, will be eligible for the following additional sales charge waiver.
Front‑end Sales Load Waiver on Class A Shares available at USBI

•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge are systematically converted to the Class A shares of the same fund pursuant to USBI’s share class exchange policy

For more information about the Funds, the following documents are available upon request:

•	ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
Each Fund’s annual and semi-annual reports to shareholders contain additional information on the Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.

•	STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Funds have an SAI, which contains more detailed information about the Funds, including their operations and investment policies. The Funds’ SAI and the independent registered public accounting firm’s report and financial statements in the Funds’ most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.
You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

By Phone:	For Information: (800) 221‑5672 For Literature: (800) 227‑4618

On the Internet:	www.abfunds.com
You may also view reports and other information about the Funds, including the SAI, by visiting the EDGAR database on the Securities and Exchange Commission’s website (http://www.sec.gov). Copies of this information can be obtained, for a duplicating fee, by electronic request at the following e‑mail address: publicinfo@sec.gov.
You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.abfunds.com.
The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.
SEC File No. 811‑05088
PRO-0106-1222

THE AB PORTFOLIOS:

AB Wealth Appreciation Strategy (Class A – AWAAX; Class C – AWACX; Class R – AWARX; Class K – AWAKX; Advisor Class – AWAYX)	AB Tax-Managed Wealth Appreciation Strategy (Class A – ATWAX; Class C – ATWCX; Advisor Class – ATWYX)

AB All Market Total Return Portfolio (Class A – ABWAX; Class C – ABWCX; Class R – ABWRX; Class K – ABWKX; Class I – ABWIX; Advisor Class – ABWYX)	AB Tax-Managed All Market Income Portfolio (Class A – AGIAX; Class C – AGICX; Advisor Class – AGIYX)

AB Sustainable Thematic Balanced Portfolio (Class A – ABPAX; Class C – ABPCX; Class R – APPRX; Class K – APWKX; Class I – APWIX; Advisor Class – ABPYX; Class Z – ABPZX)

(collectively, the “Funds”)

℅ AllianceBernstein Investor Services, Inc.

P.O. Box 786003, San Antonio, Texas 78278-6003

Toll Free (800) 221-5672

For Literature: Toll Free (800) 227-4618

STATEMENT OF ADDITIONAL INFORMATION

December 30, 2022

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements and should be read in conjunction with, the Funds’ current prospectus, dated December 30, 2022, that offers Class A, Class C, Advisor Class, Class R and Class K shares of the AB Wealth Appreciation Strategy (“Wealth Appreciation Strategy”), Class A, Class C, Advisor Class, Class R, Class K and Class I shares of the AB All Market Total Return Portfolio (“All Market Total Return Portfolio”), Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares of the AB Sustainable Thematic Balanced Portfolio (“Sustainable Thematic Balanced Portfolio”), and Class A, Class C and Advisor Class shares of the AB Tax-Managed Wealth Appreciation Strategy (“Tax-Managed Wealth Appreciation Strategy”) and the AB Tax-Managed All Market Income Portfolio (“Tax-Managed All Market Income Portfolio”) (each a “Fund” and together, the “Funds”) (the “Prospectus”). Financial statements for the Funds for the fiscal year ended August 31, 2022 are included in the Funds’ annual reports and are incorporated into this SAI by reference. Copies of the Prospectus and annual reports may be obtained by contacting AllianceBernstein Investor Services, Inc. (“ABIS”) at the address or the “For Literature” telephone number shown above or on the Internet at www.abfunds.com.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

DESCRIPTION OF THE FUNDS

Introduction to the Funds

The AB Portfolios (the “Trust”) is comprised of the five Funds and the AB Growth Fund. The AB Growth Fund is offered through a separate prospectus and statement of additional information. The Trust is a diversified, open-end investment company.

Except as otherwise noted, the investment objective and policies of the Funds are not “fundamental policies” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), and may, therefore, be changed by the Board of Trustees (the “Board” or the “Trustees”) without shareholder approval. However, the Funds will not change their investment objectives without at least 60 days’ prior written notice to shareholders. There is no guarantee that the Funds will achieve their respective investment objectives. Whenever any investment policy or restriction states a percentage of a Fund’s assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of a Fund’s acquisition of such securities or other assets. Accordingly, except with respect to borrowing, any later increase or decrease in percentage beyond the specified limitations resulting from a change in value or net asset value (“NAV”) will not be considered a violation of such percentage limitation.

Additional Investment Policies and Practices

The following information about the Funds’ investment policies and practices supplements the information set forth in the Prospectus.

Convertible Securities

Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into shares of the underlying common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investors to benefit from any increases in the market price of the underlying common stock.

When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible debt and preferred securities rank senior to common stock, and convertible debt securities rank senior to preferred stock, in an issuer’s capital structure. Convertible securities are consequently of higher quality and entail less

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risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Depositary Receipts

A Fund may invest in depositary receipts. American Depositary Receipts (“ADRs”) are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or non-U.S. company. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. In addition, the issuers of the securities of unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets; EDRs, in bearer form, are designed for use in European securities markets; and GDRs, in bearer form, are designed for use in two or more securities markets, such as Europe and Asia.

Derivatives

A Fund may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities (physical and intangible), interest rates, currency exchange rates, bond indices and stock indices.

There are four principal types of derivatives—options, futures contracts, forwards and swaps. These principal types of derivative instruments, as well as the ways they may be used by a Fund, are described below. Derivatives include listed and cleared transactions where the Fund’s derivative trade counterparty is an exchange or clearinghouse, and non-cleared bilateral “over-the-counter” (“OTC”) transactions that are privately negotiated and where the Fund’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be subject to less counterparty credit risk than those that are bilateral and privately negotiated. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

Forward Contracts. A forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying security, currency, commodity or other asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the security, commodity or other asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or is rolled forward into a new forward contract. Non-deliverable forwards (“NDFs”) specify a cash payment upon maturity.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or

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settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method by which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

Options. An option, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call”) or sell (a “put”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

Swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the “notional” principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing and are required to be executed through a regulated swap execution facility. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is intended to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. The Securities and Exchange Commission (“SEC”) may adopt similar clearing and execution requirements in respect of certain security-based swaps under its jurisdiction. Privately negotiated swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third-party, nor are these required to be executed on a regulated swap execution facility.

Risks of Derivatives and Other Regulatory Issues. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

--Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Funds’ interest.

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--Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Funds’ investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

--Credit Risk. This is the risk that a loss may be sustained by the Funds as a result of the failure of another party to a derivative (usually referred to as a “counterparty”) to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the performance of the exchange or clearinghouse, which is the issuer or counterparty to each derivative, is supported by all the members of such exchange or clearinghouse. The performance of an exchange or clearinghouse is further supported by a daily payment system (i.e., margin requirements) operated by the exchange or clearinghouse in order to reduce overall credit risk. There is no similar intermediary support for uncleared OTC derivatives. Therefore, a Fund will effect transactions in uncleared OTC derivatives only with investment dealers and other financial institutions (such as commercial banks) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

--Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of a Fund’s counterparty to perform its obligations under the transaction. If the counterparty defaults, a Fund will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, a Fund could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Fund. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses. As a result, OTC derivatives generally expose a Fund to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

Recent regulations affecting derivatives transactions now require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing. Under these requirements, a central clearing organization is substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions is required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is intended to reduce, but not eliminate, counterparty risk. A Fund is subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations. A Fund may also face the indirect risk of the failure of another clearing member customer to meet its obligations to the clearing member, causing a default by the clearing member on its obligations to the clearinghouse.

--Illiquid Investments Risk. Illiquid investments risk exists when a particular instrument is difficult to purchase, sell or otherwise liquidate. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately

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negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

--Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

--Regulatory Risk. Various U.S. Government entities, including the Commodity Futures Trading Commission (“CFTC”) and the SEC, are in the process of adopting and implementing additional regulations governing derivatives markets required by, among other things, the Dodd-Frank Act, including clearing as discussed above, margin, reporting and registration requirements. In addition, the SEC has adopted Rule 18f-4 under the 1940 Act, which governs the use of derivatives and certain other forms of leverage by registered investment companies. Since its compliance date of August 19, 2022, Rule 18f-4 has, among other things, required funds whose use of derivatives is more than a limited specified exposure amount to impose limits based on value-at-risk, or “VaR,” on the amount of derivatives and certain other forms of leverage into which a fund can enter, requires such funds to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of futures, options and swaps markets in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits, and increased margin requirements for various types of futures. These regulations and actions may adversely affect a Fund’s ability to execute its investment strategy.

The CFTC has also issued rules requiring certain OTC derivatives transactions that fall within its jurisdiction to be executed through a regulated securities, futures or swap exchange or execution facility. Such requirements may make it more difficult or costly for a Fund to enter into highly tailored or customized transactions. They may also render certain strategies in which a Fund may otherwise engage impossible or so costly that they will not be economical to implement. If a Fund decides to become a direct member of one or more swap exchange or execution facilities, it will be subject to all of the rules of the exchange or execution facility.

European regulation of the derivatives market is also relevant to the extent a Fund engages in derivatives transactions with a counterparty that is subject to the European Market Infrastructure Regulation (“EMIR”). EMIR introduced uniform requirements in respect of OTC derivative contracts by requiring certain “eligible” OTC derivatives contracts to be submitted for clearing to regulated central clearing counterparties and by mandating the reporting of certain details of OTC derivatives contracts to trade repositories. In addition, EMIR imposes risk mitigation requirements, including requiring appropriate procedures and arrangements to measure, monitor and mitigate operational and counterparty credit risk in respect of OTC derivatives contracts which are not subject to mandatory clearing. These risk mitigation requirements include the exchange, and potentially the segregation, of collateral by the parties, including by a Fund. While many of the obligations under EMIR have come into force, a

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number of other requirements have not yet come into force or are subject to phase-in periods, and certain key issues have not been resolved. It is therefore not yet fully clear how the OTC derivatives market will ultimately adapt to the new European regulatory regime for OTC derivatives.

--Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate with or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund’s use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund’s investment objective.

Other. A Fund may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act (“CEA”) and the rules adopted by the CFTC thereunder. Under CFTC rules, a registered investment company that conducts more than a certain amount of trading in futures contracts, commodity options, certain swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator (“CPO”). Under such rules, registered investment companies that are commodity pools are subject to additional recordkeeping, reporting and disclosure requirements. Wealth Appreciation Strategy, Sustainable Thematic Balanced Portfolio and Tax-Managed Wealth Appreciation Strategy have claimed an exclusion from the definition of CPO under CFTC Rule 4.5 under the CEA based on the extent of their derivatives use and are not currently subject to these recordkeeping, reporting and disclosure requirements under the CEA. This exclusion in Rule 4.5 is not available to All Market Total Return Portfolio or Tax-Managed All Market Income Portfolio, and AllianceBernstein L.P., the Funds’ adviser (the “Adviser”), is the registered CPO with respect to these Funds, which must comply with certain recordkeeping, reporting, and disclosure requirements but, under rules adopted by the CFTC, compliance with SEC disclosure and filing requirements, for the most part, constitutes compliance with comparable CFTC requirements.

Use of Options, Futures Contracts, Forwards and Swaps by the Funds

—Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

Each Fund may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and other currencies. The Funds may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with their

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transactions in foreign currency futures contracts. A Fund may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

A Fund may use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, a Fund may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. A Fund would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Fund may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. A Fund would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.

—Options on Securities. A Fund may write and purchase call and put options on securities. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

A Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

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A Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Fund may write a put or call option in return for a premium, which is retained by a Fund whether or not the option is exercised. A Fund may write covered options or uncovered options. A call option written by a Fund is “covered” if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the exercise price of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than the exercise price of the put option it has written. Uncovered options or “naked options” are riskier than covered options. For example, if a Fund wrote a naked call option and the price of the underlying security increased, the Fund would have to purchase the underlying security for delivery to the call buyer and sustain a loss, which could be substantial, equal to the difference between the option price and the market price of the security.

A Fund may also, as an example, write combinations of put and call options on the same security, known as “straddles”, with the same exercise and expiration date. By writing a straddle, a Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

A Fund may purchase or write options on securities of the types in which it is permitted to invest in privately-negotiated (i.e., OTC) transactions. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

—Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price,

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an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

A Fund may write (sell) covered call and put options and purchase call and put options on securities indices. If a Fund purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Fund’s investments does not decline as anticipated, or if the value of the option does not increase, the Fund’s loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Fund’s security holdings.

A Fund may also write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declines below the exercise price of the put option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the value of the securities index is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

The purchase of call options on securities indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

—Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Fund may use option strategies such as the concurrent purchase of a call or put option, including on individual securities, stock indices, futures contracts (including on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”) at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the

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case of the call option or increases in the case of the put option, the Fund has the risk of losing the entire amount paid for the call or put options.

—Options on Foreign Currencies. A Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Funds may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

A Fund may write options on foreign currencies for hedging purposes or in an effort to increase returns. For example, where a Fund anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Funds also may be required to forgo all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

In addition to using options for the hedging purposes described above, a Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. A Fund may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency are not held by a Fund and do not present attractive investment opportunities. For example, a Fund may purchase call options in anticipation of an

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increase in the market value of a currency. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, a Fund would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of a currency that a Fund does not own. A Fund would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Fund would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see “Currency Transactions” below.

Special Risks Associated with Options on Currencies. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Fund will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

—Futures Contracts and Options on Futures Contracts. Futures contracts that a Fund may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Fund may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund’s current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund’s portfolio. However, since the futures market is generally more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Fund’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund’s cash reserves could then be used to buy long-term bonds on the cash market.

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A Fund may purchase and sell foreign currency futures contracts for hedging or risk management purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Fund’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, the Funds could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

A Fund may also engage in currency “cross hedging” when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such “cross hedging” is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

A Fund may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Fund may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Fund and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures contracts are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see “Currency Transactions” below.

Purchases or sales of stock or bond index futures contracts may be for investment purposes. They may also be used for hedging or risk management purposes to attempt to protect a Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When a Fund is not fully invested in

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the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts may be closed out.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Funds will be traded on U.S. exchanges.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Fund’s portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund’s losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

A Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such a decrease were to occur, it may be offset, in whole or in part, by a profit on the option. If the anticipated market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities that the Fund intends to purchase may be less expensive.

—Credit Default Swap Agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. The Funds may be either the buyer or seller in the transaction. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Fund, as seller, typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the “face amount” of the reference obligation in which case

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the Fund will receive the reference obligation in return, or (ii) an amount equal to the difference between the face amount and the current market value of the obligation. As a buyer, if a credit event occurs, the Fund would be the receiver of such contingent payments, either delivering the reference obligation in exchange for the full notional (face) value of a reference obligation that may have little or no value, or receiving a payment equal to the difference between the face amount and the current market value of the obligation.

The value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk and credit risk, and may be illiquid.

—Currency Swaps. A Fund may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. Currency swaps involve the exchange by a Fund with another party of a series of payments in specified currencies. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation and again upon termination of the transaction. Currency swaps may be bilateral and privately negotiated, with the Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty thereto is rated in the highest short-term rating category of at least one nationally recognized statistical rating organization (“NRSRO”) at the time of entering into the transaction.

—Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if inflation increases.

—Swaps: Interest Rate Transactions. A Fund may enter into interest rate swap, swaption and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities a Fund anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate

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transaction defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments). Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments).

An option on a swap agreement, also called a “swaption”, is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. It may be more difficult for a Fund to trade or close out interest rate caps and floors in comparison to other types of swaps.

These transactions do not involve the delivery of securities or other underlying assets or principal. A Fund will enter into bilateral swap agreements, including interest rate swap, swaption, cap or floor transactions but excluding currency swaps, which are subject to separate counterparty requirements as addressed above, only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating. For cleared swaps, the Adviser will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker but there will be no prescribed NRSRO rating requirements for these entities.

—Total Return Swaps. A Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment or make a payment to the counterparty. Total return swaps may reflect a leveraged investment and incorporate borrowing costs which are borne by the Fund. There is no guarantee that the Fund’s investment via total return swap will deliver returns in excess of the embedded borrowing costs and, accordingly, the Fund’s performance may be less than would be achieved by a direct investment in the underlying referenced asset.

—Variance and Correlation Swaps. A Fund may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the volatility of the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments

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based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its “volatility”) over the length of the contract term. In other words, the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. “Correlation” as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

Special Risks Associated with Swaps. Risks may arise as a result of the failure of the counterparty to a bilateral swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by a Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of the counterparty to a bilateral swap contract. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Additionally, swaps can be highly volatile and expose investors to a high risk of loss. The low initial margin deposits normally required to establish a swap position permit a high degree of leverage. As a result, depending on the type of swap, a relatively small movement in the price of the underlying reference asset or in the market value of the contract may result in a profit or loss which is high in proportion to the amount of funds deposited as initial margin and may result in unquantifiable further loss exceeding any margin deposited. Such risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the changes in value on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Swaps entered into in the OTC market are more likely to be illiquid than exchange-traded instruments as there is no exchange market on which to close out an open OTC swap position. It may therefore be impossible to liquidate an existing position (or to do so at an advantageous price), to assess the value of a position, or to assess the exposure to risk associated with the position.

—Synthetic Foreign Equity Securities. A Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders

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the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

Other types of synthetic foreign equity securities in which a Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

A Fund’s investments in synthetic foreign equity securities will only be those issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to illiquid investments risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges

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and in OTC markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

A Fund also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long-term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange’s trading regulations.

—Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate (“LIBOR”), or another reference rate, and are subject to the same limitations and risks as other futures contracts and options. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. See “LIBOR Transition and Associated Risk” in the Funds’ Prospectus for additional information.

—Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage a Fund’s currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Event-linked Securities

Event-linked securities are variable rate or fixed rate fixed income securities or types of equity securities for which the return of principal and payment of interest are contingent on the severity or non-occurrence of various specified catastrophic events, which may be specific trigger events or a diversified group of events, such as hurricanes, typhoons, wind events or earthquakes. The most common type of fixed-income securities are known as “catastrophe” or “CAT” bonds. In some cases, the trigger event(s) will not be deemed to have occurred unless the

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event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) or caused a certain amount of actual or modeled loss. If the trigger event(s) occurs prior to the securities’ maturity, a Fund may lose all or a portion of its principal and forgo additional interest.

These securities may have a special condition that states that if the issuer (i.e., an insurance or reinsurance company) suffers a loss from a particular pre-defined catastrophe, then the issuer’s obligation to pay interest and/or repay the principal is either deferred or completely forgiven. For example, if a Fund holds a fixed-income security that covers an insurer’s losses due to a hurricane with a “trigger” at $1 billion and a hurricane hits causing $1 billion or more in losses to such insurer, then the Fund will lose all or a portion of its principal invested in the security and forgo any future interest payments. If the trigger event(s) does not occur, the Fund will recover its principal plus interest. Interest typically accrues and is paid on a quarterly basis. Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the securities.

Event-linked securities may be issued by government agencies, insurance companies, reinsurers, special purpose companies or other on-shore or off-shore entities. Event-linked securities are a relatively new type of financial instrument. As a result, there is no significant trading history of these securities and these securities may be illiquid or the markets for these instruments may not be liquid at all times. These securities may be rated, generally below investment grade or the unrated equivalent, and have the same or equivalent risks as higher yield debt securities (“junk bonds”). The rating primarily reflects the NRSRO’s calculated probability that a pre-defined trigger event will occur as well as the overall expected loss to the principal of the security.

Forward Commitments and When-Issued and Delayed Delivery Securities

Forward commitments for the purchase or sale of securities may include purchases on a “when-issued” basis or purchases or sales on a “delayed delivery” basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a “when, as and if issued” trade). The use of forward commitments enables a Fund to protect against anticipated changes in exchange rates, interest rates and/or prices. When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, the Fund assumes the rights and risks of ownership of the security, but the Fund does not pay for the securities until they are received. If a Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Fund’s volatility of returns.

Forward commitments include “to be announced” (“TBA”) mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool number or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Association, or FHLMC (including

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fixed rate or variable rate mortgages) are allocated to the TBA mortgage-backed securities transactions.

At the time a Fund enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a “when, as and if issued” security would be canceled in the event that the required conditions did not occur and the trade was canceled.

Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or “when-issued” or “delayed delivery” securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a “when-issued” or “delayed delivery” basis, a Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or “when-issued” or “delayed delivery” securities themselves (which may have a value greater or less than a Fund’s payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, a Fund may be adversely affected.

Illiquid Securities

A Fund will not invest in illiquid securities if immediately after such investment more than 15% of the Fund’s net assets would be invested in such securities. Under Rule 22e-4 under the 1940 Act, the term illiquid securities means any security or investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

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Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers (“Rule 144A Securities”). An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Fund, however, could adversely affect the marketability of such portfolio securities and a Fund might be unable to dispose of such securities promptly or at reasonable prices.

The Funds have adopted a liquidity risk management program pursuant to Rule 22e-4 under the 1940 Act and related procedures to categorize each Fund’s investments, including Rule 144A Securities, and identify illiquid investments.

Investments in Certain Types of Privately Placed Securities

The Funds may invest in privately placed securities. Privately placed securities in which the Funds invest are typically equity securities of privately held companies that have not been offered to the public and are not publicly traded. Investments in privately placed securities may include venture capital investments, which are investments in new, early or late stage companies and are often funded by, or in connection with, venture capital firms. Investments in securities of privately held companies may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Privately held companies may not have established products, experienced management or earnings history. The Funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so because the securities are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Funds from selling their shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a privately held company and delay or prevent a privately held company from ultimately offering its securities to the public. If a Fund invests in privately placed securities, it may incur additional expenses, such as valuation-related expenses, in connection with such investments. Public companies may also issue privately placed securities, which may be illiquid and subject to contractual restrictions on resale.

Investment in Exchange-Traded Funds and Other Investment Companies

The Funds may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles that seek to track the performance of a specific index or implement actively-managed investment strategies. Index ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the underlying indices for various reasons. Unlike index ETFs, actively-managed ETFs generally seek to outperform a benchmark index, and they typically have higher expenses than index ETFs, which can lower investment returns. Both index ETFs and

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actively-managed ETFs may offer exposure to broad investment strategies and across various asset classes, including equity, fixed-income, commodities and currencies. The Funds will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF’s shares, which are based on supply and demand in the market for the ETFs shares, may differ from their NAV. Accordingly, there may be times when an ETF’s shares trade at a discount to its NAV.

The Funds may also invest in investment companies other than ETFs, as permitted by the 1940 Act, the rules and regulations thereunder or exemptive orders issued by the SEC. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. As with ETF investments, if the Funds acquire shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which to the extent not waived or reimbursed, would be in addition to the Funds’ expenses. A Fund’s investment in other investment companies, including ETFs, subjects the Fund indirectly to the underlying risks of those investment companies.

To the extent that a Fund is an “acquired fund” for purposes of Rule 12d1-4, the Fund intends to limit its investments in the securities of other investment companies and private funds to no more than 10% of its total assets, subject to certain limited exceptions permitted under the Rule.

Investments in the Wholly-Owned Subsidiary

The All Market Total Return Portfolio may seek to gain exposure to commodities and commodity-related investments and derivatives primarily through investments in AB All Market Total Return Portfolio (Cayman), Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). Investments in the Subsidiary are expected to provide the All Market Total Return Portfolio with exposure to the commodity markets within the limitations of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder (the “Code”) and recent Internal Revenue Service (the “IRS”) revenue rulings, as discussed below under “Dividends, Distributions and Taxes”. The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.

The Subsidiary is advised by the Adviser, and has the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the Subsidiary (unlike the Fund), may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund and the Subsidiary may test for compliance with certain investment restrictions on a consolidated basis. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

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The Subsidiary enters into commodity-linked derivative instruments, including swap agreements, commodity options, futures contracts and options on futures contracts, backed by a portfolio of inflation-indexed securities and other fixed-income securities. Although the Fund may enter into these commodity-linked derivative instruments directly, the Fund will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. To the extent that the Adviser believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, the Fund’s investment in the Subsidiary will likely increase. The Subsidiary will also invest in inflation-indexed securities and other fixed-income securities, which are intended to serve as margin or collateral for the Subsidiary’s derivatives position. To the extent that the Fund invests in the Subsidiary, the Fund may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the Prospectuses and this SAI.

While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the Prospectuses and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectuses and this SAI and could negatively affect the Fund and its shareholders.

The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The Fund may obtain exposure to physical commodities, such as energy, mineral or agricultural products, or intangible commodities, such as emission allowances or carbon credits. Emission allowances are typically issued under a “cap and trade” or “emissions trading” regulation scheme. Under this framework, a limit or “cap” is typically established by a regulator, such as a governmental entity or supranational organization, on the total amount of greenhouse gases that can be emitted by regulated entities. The regulator then issues or sells “emission allowances” or “carbon allowances” to these entities, which may then be bought or sold on the open market. If a cap is decreased, regulated entities are incentivized to further reduce emissions or purchase additional carbon allowances on the open market where prices may be increasing in response to increased demand. Market, regulatory and other developments at the local, regional or national level may adversely affect the value of emission allowances, including due to the revocation of emission allowances or to changes to or termination of the cap-and-trade program under which emission allowances are traded.

Loans of Portfolio Securities

The Funds may seek to increase income by lending portfolio securities to brokers, dealers, and financial institutions (“borrowers”) to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. Under a Fund’s securities lending program, all securities loans will be secured continuously by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. Principal risks

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of lending portfolio securities include that the borrower will fail to return the loaned securities upon termination of the loan and that the value of the collateral will not be sufficient to replace the loaned securities upon the borrower’s default.

In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight by the Board) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. If a loan is collateralized by cash, a Fund will be compensated for the loan from a portion of the net return from the interest earned on cash collateral after a rebate paid to the borrower (in some cases, this rebate may be a “negative rebate”, or fee paid by the borrower to the Fund in connection with the loan). If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. For its services, the securities lending agent receives a fee from the Fund.

A Fund will have the right to call a loan and obtain the securities loaned on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distribution from the securities.

A Fund will invest any cash collateral in shares of a money market fund approved by the Board and expected to be managed by the Adviser. Any such investment will be at the Fund’s risk. The Fund may pay reasonable finders’, administrative, and custodial fees in connection with a loan.

A Fund will not have the right to vote any securities during the existence of a loan, but will have the right to recall loaned securities in order to exercise voting or other ownership rights. When the Fund lends its securities, its investment performance will continue to reflect changes in the value of securities loaned.

Preferred Stock

A Fund may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by

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selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders, provided they comply with several requirements of the Code. All Market Total Return Portfolio may invest in REITs and will indirectly bear its proportionate share of expenses incurred by REITs in which it invests in addition to the expenses it incurs directly.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Loan Participations and Assignments

A Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers (“Loans”) either by participating as co-lender at the time the loan is originated (“Participations”) or by buying an interest in the Loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution that acts as agent for all the holders. The financial status of the agent interposed between a Fund and a borrower may affect the ability of the Fund to receive principal and interest payments.

The success of a Fund’s investment may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agents typically have broad discretion in enforcing loan agreements.

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A Fund’s investment in Participations typically will result in the Fund having a contractual relationship only with the financial institution arranging the Loan with the borrower (the “Lender”) and not with the borrower directly. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender’s insolvency, the Lender’s servicing of the Participation may be delayed and the assignability of the Participation impaired. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade by a NRSRO.

When the Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a Loan is through a Participation and not an Assignment.

The Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third-party. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its asset value.

Loans in which a Fund may invest may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purposes of acquisitions. A Fund may also participate in unfunded loan commitments, which are contractual obligations for future funding, and receive a commitment fee based on the amount of the commitment.

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Money Market Securities

Certificates Of Deposit, Bankers’ Acceptances and Bank Time Deposits. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest-bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.

Variable Notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. The Funds have the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, the Funds’ right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Funds consider earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by NRSROs. Unless they are so rated, a Fund may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa3 or better by Moody’s Investors Service, Inc. (“Moody’s”), AA- or better by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or the equivalent by any other NRSRO.

The ratings of fixed-income securities by NRSROs such as S&P, Moody’s, Fitch, Kroll Bond Rating Agency, LLC (“Kroll”) and DBRS Morningstar are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor’s standpoint.

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The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Mortgage-Related Securities and Other Asset-Backed Securities

The mortgage-related securities in which a Fund may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as a Fund) by governmental, government-related or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resale as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations (“CMOs”), stripped mortgage-backed securities (“SMBSs”), commercial mortgage-backed securities, TBA mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by GNMA, are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool’s term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Actual prepayment experience may cause the yield to differ from the assumed

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average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. The compounding effect from reinvestment of monthly payments received by the Fund will increase the yield to shareholders compared with bonds that pay interest semi-annually.

The principal governmental (i.e., backed by the full faith and credit of the U. S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or U.S. Department of Veterans Affairs-guaranteed mortgages.

Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are a government-sponsored corporation or corporate instrumentality of the U.S. Government, respectively (government-sponsored entities or “GSEs”), which were owned entirely by private stockholders until 2008 when they were placed in conservatorship by the U.S. Government in an effort to provide stability in the financial markets and put the GSEs in a sound and solvent condition. After being placed in conservatorship, the GSEs issued senior preferred stock and common stock to the U.S. Treasury in an amount equal to 79.9% of each GSE in return for certain funding and liquidity arrangements. The GSEs continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations associated with its mortgage-backed securities. The U.S. Treasury provided additional funding to the GSEs, but the GSEs have paid dividends to the U.S. Treasury in a cumulative amount that exceeds the payments made to the GSEs by the U.S. Treasury since 2008. The future of the GSEs is unclear as Congress has considered proposals to wind down or restructure the operations of the GSEs. It is uncertain what legislation, if any, may be proposed in the future in Congress or which proposals, if any, might be enacted. The passage of any such proposal has the potential to impact the value of securities issued by a GSE, which could adversely affect the liquidity and value of a Fund’s portfolio. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC’s national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal.

Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal

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with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or “tranches”, with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee the credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or GSE guaranteed. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

Collateralized Mortgage Obligations. Another form of mortgage-related security is a “pay-through” security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of “pay-through” mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs

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represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Stripped Mortgage-Related Securities. Stripped mortgage-related securities (“SMRS”) are mortgage related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

With respect to residential SMRS, a Fund will only invest in such SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the U.S. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating-rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. Commercial mortgage-backed securities are subject to heightened risks due to the significant economic impacts of COVID-19 on commercial real estate. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws

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and regulations. Global climate change may also have an adverse effect on property and security values.

Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates. To the extent a Fund invests in mortgage-related securities whose underlying mortgages include subprime or non-performing loans, the risk of default is generally greater.

Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the

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quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable and there may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Fund’s ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, NRSROs may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

GSE Risk-Sharing Bonds. Another type of mortgage-related security, known as GSE Risk-Sharing Bonds or Credit Risk Transfer securities ("CRTs"), transfers a portion of the risk of borrower defaults from the issuing GSE to investors through the issuance of a bond whose return of principal is linked to the performance of a selected pool of mortgages. CRTs are issued by GSEs (and sometimes banks or mortgage insurers) and structured without any government or GSE guarantee in respect of borrower defaults or underlying collateral. Typically, CRTs are issued at par and have stated final maturities. CRTs are structured so that: (i) interest is paid directly by the issuing GSE and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a certain pool of residential mortgage loans acquired by the GSE.

The risks associated with an investment in CRTs differ from the risks associated with an investment in mortgage-backed securities issued by GSEs because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end-investor. As a result, in the event that a GSE fails to pay principal or interest on a CRT or goes through bankruptcy, insolvency or similar proceeding, holders of such CRT have no direct recourse to the underlying mortgage loans.

Other Asset-Backed Securities. A Fund may invest in other asset-backed securities, including interests in pools of lower-rated debt securities and corporate and consumer loans (including non-performing loans), among other things. Like mortgage-backed securities, these securities are pass-through, and the collateral supporting these securities generally is of short maturities.

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The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, the Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third-party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Municipal Securities

The Funds may, and Tax-Managed All Market Income Portfolio will to a significant extent, invest in municipal securities. The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as “general obligation” or “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. A Fund may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal

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property financed as security for such payment. A Fund may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

A Fund may invest in municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality’s pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities (“private activity bonds”) and other municipal securities. Private activity bonds, most of which are AMT-Subject bonds and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

Municipal securities, which carry the risk that special factors may adversely affect the value of the municipal securities and have a significant effect on the yield or value of a Fund’s investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities.

Because the Tax-Managed All Market Income Portfolio invests a significant portion of its assets in municipal securities, it is more vulnerable to events adversely affecting particular states or municipalities, including economic, political, or regulatory developments or terrorism.

A Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Obligations of Supranational Agencies

A Fund may invest in the obligations of supranational agencies. Supranational agencies rely on participating countries (which may include the United States) for funds. Some supranationals, such as the International Bank for Reconstruction and Development (the “World Bank”), have the right to borrow from participating countries, including the United States. Other supranationals must request funds from participating countries; however, such requests may not always be honored. Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks associated with investments in foreign securities.

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Repurchase Agreements and Buy/Sell Back Transactions

A repurchase agreement is an agreement by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon “interest rate” that is effective for the period of time the buyer’s money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, the Funds monitor on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Funds to earn a return on temporarily available cash while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller’s bankruptcy or otherwise. In such event, a Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. The Funds may incur various expenses in connection with the exercise of their rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Funds’ rights. The Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Funds enter into repurchase agreement transactions.

A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, constitutes two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction constitutes two separate transactions. A Fund has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements and Dollar Rolls

Reverse repurchase agreements are identical to repurchase agreements except that rather than buying securities for cash subject to their repurchase by the seller, the Fund sells portfolio

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assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price slightly higher than the sale price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of a reverse repurchase agreement is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the “interest cost” to the Fund of the reverse repurchase transaction, (i.e., the difference between the sale and repurchase price for the securities), is less than the cost of otherwise obtaining the cash.

Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, the use of these investments results in leveraging the Fund’s common stocks because the Fund uses the proceeds to make investments in other securities. See “Borrowings and Leverage” below.

Rights and Warrants

A Fund may invest in rights and warrants, only if the Adviser deems the underlying equity securities themselves appropriate for inclusion in the Funds. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities that may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales

A Fund may make short sales of securities or maintain a short position. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of sale. A short sale is against the box to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the security sold short will rise. If the price of the securities sold short increases between the time of a short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Although the Fund’s gain is limited to the price at

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which it sold the security short, its potential loss is unlimited since there is a theoretically unlimited potential for the market price of the security sold short to increase.

Standby Commitment Agreements

A Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to that Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund’s NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Products

A Fund may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the

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value of a currency or convertible securities with the conversion terms related to a particular commodity.

Investing in structured products may be more efficient and less expensive for a Fund than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may carry greater trading risk and be more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product.

Structured Notes and Indexed Securities. The Fund may invest in a particular type of structured instrument sometimes referred to as a “structured note”. The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, carry greater trading risk, and be more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

Commodity Index-Linked Notes and Commodity-Linked Notes. Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include

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commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, the Fund might receive interest or principal payments on the note that are determined based upon a specified multiple of the change in value of the underlying commodity, commodity futures contract or index.

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities are generally Rule 144A Securities and therefore may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in reduced liquidity for the securities.

Variable, Floating and Inverse Floating-Rate Securities

These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

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Zero-Coupon Securities

A zero-coupon security pays no interest to its holder during its life. An investor acquires a zero-coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a “deep discount” price). Upon maturity of the zero-coupon security, the investor receives the face value of the security.

A Fund may invest in zero-coupon Treasury securities, which consist of Treasury bills or the principal components of U.S. Treasury bonds or notes. A Fund may also invest in zero-coupon securities issued by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the United States, which consist of the principal components of securities of U.S. Government agencies or instrumentalities.

Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. The zero-coupon securities purchased by a Fund may consist of principal components held in STRIPS form issued through the U.S. Treasury’s STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. In addition, in the last few years, a number of banks and brokerage firms have separated (“stripped”) the principal portions (“corpus”) from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

Because zero-coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

Current federal tax law requires that a holder (such as the Funds) of a zero-coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year (generally referred to as “original issue discount” or “OID”). As a result, in order to make the distributions necessary for a Fund not to be subject to federal income or excise taxes, a Fund may be required to pay out as an income distribution each year an amount greater than the total amount of cash that the Fund has actually received as interest during the year, and this distribution of “phantom income” may be taxable to shareholders. A Fund’s obligation to make this distribution could require it to liquidate other investments at times when the Adviser would not otherwise deem it advisable to do so, or borrow money, and either of these options could reduce fund assets available to purchase other income-producing securities. The Funds believe, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective.

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Custodial Receipts

Custodial receipts, which may be underwritten by securities dealers or banks, represent the right to receive certain future principal and/or interest payments on the underlying securities held by the custodian, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian. Underlying securities may include municipal securities, U.S. Government securities or other types of securities consistent with a Fund’s investment objective and principal investment strategy. Custodial receipts may be issued in connection with the restructuring of insured municipal bonds deposited with a custodian. The value of a custodial receipt may fluctuate more than the value of a municipal bond of comparable quality and maturity.

In a typical custodial receipt arrangement, an issuer or a third-party owner of securities deposits such securities obligations with a custodian in exchange for custodial receipts. These custodial receipts are typically sold in private placements and are designed to provide investors with pro rata ownership of a portfolio of underlying securities. For certain securities law purposes, custodial receipts may not be considered obligations of the issuers of the underlying securities held by the custodian. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account. Although under the terms of a custodial receipt a Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences.

Certain custodial receipts may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for more traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. In addition, because these instruments may be leveraged, their market values may be more volatile than other types of fixed-income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.

Certain Risk and Other Considerations

Borrowings and Leverage. A Fund may use borrowings for investment purposes subject to its investment policies and procedures and to applicable statutory or regulatory requirements. Borrowings by a Fund result in leveraging of the Fund’s shares. Likewise, a Fund’s use of

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certain derivatives may effectively leverage the Fund’s portfolio. A Fund may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts, dollar rolls or certain derivatives. This means that the Fund uses cash made available during the term of these transactions to make investments in other securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Fund’s shareholders. These include a higher volatility of the NAV of the Fund’s shares and the relatively greater effect of changes in the value of the Fund’s portfolio on the NAV of the shares. In the case of borrowings for investment purposes, so long as the Fund is able to realize a net return on the portion of its investment portfolio resulting from leverage that is higher than the interest expense paid on borrowings, the effect of such leverage will be to cause the Fund’s shareholders to realize a higher net return than if the Fund were not leveraged. With respect to a Fund’s use of derivatives that result in leverage of a Fund’s shares, if the Fund is able to realize a net return on its investments that is higher than the costs of the leverage, the effect of such leverage will be to cause the Fund to realize a higher net return than if the Fund were not leveraged. If the interest expense on borrowings or other costs of leverage approach the net return on the Fund’s investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Fund’s shareholders will be reduced. If the interest expense on borrowings or other costs of leverage were to exceed the net return to a Fund, the Fund’s use of leverage would result in a lower rate of net return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV than if the Fund were not leveraged.

Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales, involve leverage and may expose a Fund to potential losses that, in some cases, may exceed the amount originally invested by the Fund.

Rule 18f-4, among other things, permits a fund to treat reverse repurchase transactions (and other similar financing transactions) either as borrowings (subject to asset coverage requirements under the 1940 Act) or as “derivatives transactions” subject to the risk-based limits of Rule 18f-4.

Management Risk – Quantitative Models. The Adviser may use investment techniques that incorporate, or rely upon, quantitative models. These models may not work as intended and may not enable a Fund to achieve its investment objective. In addition, certain models may be constructed using data from external providers, and these inputs may be incorrect or incomplete, thus potentially limiting the effectiveness of the models. Finally, the Adviser may change, enhance and update its models and its usage of existing models at its discretion.

Investments in Lower-Rated and Unrated Instruments. A Fund may invest in lower-rated securities (commonly referred to as “junk bonds”), which may include securities having the lowest rating for non-subordinated debt securities by a NRSRO and unrated securities of equivalent investment quality. Debt securities with such a rating are considered by NRSROs to be subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. These securities are considered to have extremely

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poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

Lower-rated securities generally are considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Adviser may experience difficulty in valuing such securities and, in turn, a Fund’s assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Transaction costs with respect to lower-rated securities may be higher, and in some cases information may be less available, than is the case with investment grade securities.

Many fixed-income securities, including certain U.S. corporate fixed-income securities in which a Fund may invest, contain call or buy-back features that permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a “call option” and redeems the security, the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Fund.

In seeking to achieve a Fund’s investment objectives, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Fund’s portfolio will be unavoidable. Moreover, medium and lower rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Fund.

Risks of Investments in Foreign Securities. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-U.S. companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. companies. These considerations include changes in exchange rates and exchange control regulations, imposition of sanctions or capital controls, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing

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contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which a Fund may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

It is contemplated that foreign securities will be purchased in OTC markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States and may close for extended periods or for local holidays. While growing in volume, such markets usually have substantially less volume than the United States securities markets, and securities of some foreign companies are more difficult to trade or dispose of and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups and regional and global conflicts, have occurred in the past in countries in which a Fund may invest and could adversely affect a Fund’s assets should these conditions or events recur.

The United Kingdom (“U.K.”) formally withdrew from the European Union (“EU”) on January 31, 2020. The U.K. and the EU negotiated an agreement governing their future trading and security relationships. This agreement became effective on a provisional basis on January 1, 2021 and entered into full force on May 1, 2021. The U.K. and the EU also negotiated a Memorandum of Understanding (“MoU”), which creates a framework for voluntary regulatory cooperation in financial services between the U.K. and the EU. The impact on the U.K. and European economies and the broader global economy of the uncertainties associated with implementing the agreement and MoU are significant and could have an adverse effect on the value of a Fund’s investments and its NAV. These uncertainties include an increase in the regulatory and customs requirements imposed on cross-border trade between the U.K. and the EU, the negotiation and implementation of additional arrangements between the U.K. and the

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EU affecting important parts of the economy (such as financial services), volatility and illiquidity in markets, currency fluctuations, the renegotiation of other existing trading and cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise) of the U.K. and the EU, and potentially lower growth for companies in the U.K., Europe and globally.

Foreign investment in the securities of certain companies in certain countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude Fund investment in certain foreign securities and increase the costs and expenses of a Fund. Certain countries in which a Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances.

Income from certain investments held by a Fund could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Fund’s NAV may also be affected by changes in the rates or methods of taxation applicable to that Fund or to entities in which that Fund has invested. The Adviser can provide no assurance that the tax treatment of investments held by a Fund will not be subject to change. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. See “United States Federal Income Taxation of Dividends and Distributions” below.

Investors should understand that the expenses of a Fund investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

For many foreign securities, there are U.S. Dollar-denominated ADRs that are traded in the United States on exchanges or over-the-counter and are issued by domestic banks or trust companies and for which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Fund can avoid currency risks which might occur during the settlement period for either purchases or sales. A Fund may purchase foreign securities directly, as well as through ADRs.

Investments in China. Risks of investments in securities of companies economically tied to China may include the volatility of the Chinese stock market; the Chinese economy’s heavy dependence on exports, which may decrease, sometimes significantly, when the world economy weakens; the continuing importance of the role of the Chinese Government, which may take legal or regulatory actions that affect the contractual arrangements of a company or economic

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and market practices, and cause the value of the securities of an issuer held by a Fund to decrease significantly; and political unrest. While the Chinese economy has grown rapidly in recent years, the rate of growth has generally been declining, and there can be no assurance that China’s economy will continue to grow in the future. In addition, trade disputes between China and its trading counterparties, including the United States, have arisen and may continue to arise. Such disputes have resulted in trade tariffs and may potentially result in future trade tariffs, as well as embargoes, trade limitations, trade wars and other negative consequences. These consequences could trigger, among other things, a substantial reduction in international trade and adverse effects on, and potential failure of, individual companies and/or large segments of China’s export industry, which could have potentially significant negative effects on the Chinese economy as well as the global economy. U.S. or other sanctions imposed on the Chinese Government or certain Chinese companies may adversely impact the Chinese economy and Chinese issuers in which the Funds invest, and may prohibit or limit the Funds’ ability to invest in securities of certain Chinese issuers or require the Funds’ sale of such securities, potentially on an accelerated schedule or at disadvantageous prices. Risks of investments in companies based in Hong Kong, a special administrative region of China, include heavy reliance on the U.S. economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies, and political unrest. These and related factors may result in adverse effects on investments in China and Hong Kong and have a negative impact on the Fund’s performance.

A Fund may obtain economic exposure to Chinese companies through a special structure known as a variable interest entity (“VIE”), which is designed to provide foreign investors, such as a Fund, with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments. In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a non-Chinese exchange (such as the New York Stock Exchange (the “Exchange”) or Nasdaq Stock Exchange (“NASDAQ”)) and enters into contractual arrangements with the VIE through one or more wholly-owned special purpose vehicles. This structure allows Chinese companies in which the government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership interest in the Chinese-based operating company. The contractual arrangements between the shell company and the VIE may not be as effective in providing operational control as direct equity ownership, and a foreign investor’s rights may be limited, including by actions of the Chinese government which could determine that the underlying contractual arrangements are invalid. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, the structure has not been formally recognized under Chinese law and it is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the structure.

It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Non-recognition of these structures by the

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Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly complete and permanent loss, and in turn, adversely affect the Fund’s returns and NAV.

The Fund may invest in China A shares of certain Chinese companies listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program established by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange, the Shenzhen Stock Exchange and China Securities Depository and Clearing Corporation Limited, which seeks to provide mutual stock market access between Mainland China and Hong Kong.

Trading through Stock Connect is subject to a number of restrictions and risks that could impair a Fund’s ability to invest in or sell China A shares and affect investment returns, including limitations on trading and possible imposition of trading suspensions. For example, Stock Connect is subject to quotas that limit aggregate net purchases on an exchange on a particular day, and an investor cannot purchase and sell the same security through Stock Connect on the same trading day. In addition, Stock Connect is generally only available on business days when both the relevant Chinese and Hong Kong markets are open. Furthermore, uncertainties in China’s tax rules related to the taxation of income and gains from investments in China A shares could result in unexpected tax liabilities for a Fund. Investing in China A shares is also subject to the clearance and settlement procedures associated with Stock Connect, which could pose risks to a Fund.

All transactions in Stock Connect securities will be made in renminbi, and accordingly a Fund will be exposed to renminbi currency risks. The ability to hedge renminbi currency risks is limited.  In addition, given the renminbi is subject to exchange control restrictions, a Fund could be adversely affected by delays in converting other currencies into renminbi and vice versa, including at times when there are unfavorable market conditions.

Stock Connect is subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in China and Hong Kong. Furthermore, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement under Stock Connect.

The Funds may invest in renminbi-denominated bonds issued in China (“RMB Bonds”). RMB Bonds, including government and corporate bonds, are available in the China Interbank Bond Market (“CIBM”) to eligible foreign investors through the CIBM Direct Access Program and through the China-Hong Kong Bond Connect program (“Bond Connect”). Both programs are relatively new. Laws, rules, regulations, policies and guidelines relating to each program are untested and subject to change.

The CIBM Direct Access Program, established by the People’s Bank of China, allows eligible foreign institutional investors to conduct trading in the CIBM, subject to other rules and regulations as promulgated by Chinese authorities. Eligible foreign institutional investors who wish to invest directly in the CIBM through the CIBM Direct Access Program may do so through an onshore settlement agent, who would be responsible for making the relevant filings

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and account opening with the relevant authorities. A Fund is therefore subject to the risk of default or errors on the part of such agent.

Bond Connect provides a channel for overseas investors to invest in the Chinese bond market through investment links between Hong Kong and mainland China. In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of the ultimate investors (such as a Fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects a Fund to numerous risks, including the risk that a Fund may have a limited ability to enforce its rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. Trading through Bond Connect is subject to other restrictions and risks. For example, Bond Connect is generally only available on business days when both the China and Hong Kong markets are open, which may limit a Fund’s ability to trade when it would be otherwise attractive to do so. Investing through Bond Connect also subjects the Fund to the clearance and settlement procedures associated with Bond Connect, which could pose risks to the Fund. Furthermore, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

Uncertainties in China’s tax rules related to the taxation of income and gains from investments in Chinese interbank bonds could result in unexpected tax liabilities for a Fund. Investing in the CIBM will also expose the Fund to renminbi currency risks. The ability to hedge renminbi currency risks may be limited.  In addition, given the renminbi is subject to exchange control restrictions, a Fund could be adversely affected by delays in converting other currencies into renminbi and vice versa and at times when there are unfavorable market conditions.

Foreign Currency Transactions. A Fund may invest in securities denominated in foreign currencies and a corresponding portion of the Fund’s revenues will be received in such currencies. In addition, a Fund may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of a Fund’s net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect a Fund’s income. A Fund will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While a Fund has this ability, there is no certainty as to whether, and to what extent, the Fund will engage in these practices.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund’s NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Fund’s total assets adjusted to reflect the Fund’s net position after giving effect to currency transactions is denominated or quoted in the currencies of foreign

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countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves, involve certain special risks. See “Additional Investment Policies and Practices,” above.

Risks of Forward Currency Exchange Contracts, Foreign Currency Futures Contracts and Options thereon, Options on Foreign Currencies, Over-the-Counter Options on Securities. Transactions in forward currency exchange contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Fund. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur in that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing a Fund from responding to such events in a timely manner.

Settlements of exercises of OTC forward currency exchange contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

Unlike transactions entered into by a Fund in futures contracts and exchange-traded options, options on foreign currencies, forward currency exchange contracts and OTC options on

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securities and securities indices, and swaps may not be traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments may instead be traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Nasdaq PHLX and the Chicago Board Options Exchange, that are subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.

In addition, OTC transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Fund’s position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of OTC contracts, and a Fund could be required to retain options purchased or written, or forward currency exchange contracts, until exercise, expiration or maturity. This in turn could limit the Fund’s ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, OTC transactions are not subject to the guarantee of an exchange clearinghouse, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. A Fund will enter into an OTC transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

Transactions in OTC options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. A Fund is not able to determine at this time whether or to what extent additional restrictions on the trading of OTC options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by the Fund.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign

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currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Options on U.S. Government Securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lesser trading volume period.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies

Each Fund has adopted the following fundamental investment policies, which may not be changed without approval by the vote of a majority of the Fund’s outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

As a matter of fundamental policy, a Fund may not:

(1)       issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

(2)        act as an underwriter of securities, except that it may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act;

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(3)        purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Funds from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

(4)        make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

(5)        concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities; and

(6)        purchase or sell commodities regulated by the CFTC under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts except that Wealth Appreciation Strategy and Tax-Managed Wealth Appreciation Strategy may purchase or sell commodities or options thereon to the extent permitted by applicable law.

As a fundamental policy, each Fund is diversified (as that term is defined in the 1940 Act). This means that at least 75% of each Fund’s assets consist of:

•	Cash or cash items;
•	Government Securities;
•	Securities of other investment companies; and
•	Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of a Fund.

Non-Fundamental Investment Policy

As a matter of non-fundamental policy, each Fund has adopted a policy that provides that the Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments.

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MANAGEMENT OF THE FUNDS

The Adviser

The Adviser, a Delaware limited partnership with principal offices at 501 Commerce Street, Nashville, TN 37203, has been retained under an investment advisory agreement (the “Advisory Agreement”) to provide investment advice and, in general, to conduct the management and investment program of each of the Funds under the supervision of the Trust’s Board (see “Management of the Funds” in the Prospectus). The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

The Adviser is a leading global investment management firm supervising client accounts with assets as of September 30, 2022, totaling approximately $613 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

As of September 30, 2022, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

Equitable Holdings and its subsidiaries	62.8%
AllianceBernstein Holding L.P.	36.5
Unaffiliated holders	0.7
100.0%

Equitable Holdings, Inc. (formerly AXA Equitable Holdings, Inc.) (“EQH”) is a leading financial services company in the U.S. and consists of two well-established principal franchises, Equitable Financial Life Insurance Company and AllianceBernstein.

As of September 30, 2022, EQH owned approximately 4.0% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding L.P. (“AB Holding”). AllianceBernstein Corporation (an indirect wholly-owned subsidiary of EQH, “GP”) is the general partner of both AB Holding and the Adviser. The GP owns 100,000 general partnership units in AB Holding and a 1% general partnership interest in the Adviser.

Including both the general partnership and limited partnership interests in AB Holding and the Adviser, EQH and its subsidiaries have an approximate 64.3% economic interest in the Adviser as of September 30, 2022.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in EQH through an initial public

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offering. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of EQH.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Funds’ investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser, and shareholders of the Funds subsequently approved the new investment advisory agreement. This agreement became effective on November 13, 2019.

Advisory Agreement and Expenses

The Adviser serves as investment manager and adviser of each of the Funds, continuously furnishes an investment program for each Fund and manages, supervises and conducts the affairs of each Fund subject to the supervision of the Board. The Advisory Agreement provides that the Adviser will furnish or pay the expenses of the Trust for office space, facilities and equipment, services of executive and other personnel of the Trust who are affiliated with the Adviser and certain administrative services.

The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by each Fund, including, for example, office facilities, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).

The Wealth Appreciation Strategy and Tax-Managed Wealth Appreciation Strategy have under the Advisory Agreement assumed the obligation for payment of all of their other expenses. As to the obtaining of services other than those specifically provided to the Funds by the Adviser, each Fund may employ its own personnel. The Advisory Agreement provides for reimbursement to the Adviser of the costs of certain non-advisory services provided to the Wealth Appreciation Strategy and Tax-Managed Wealth Appreciation Strategy. Costs currently reimbursed include the costs of the Adviser’s personnel performing certain administrative services for the Wealth Appreciation Strategy and Tax-Managed Wealth Appreciation Strategy, including clerical, accounting, legal and other services (“administrative services”), and associated overhead costs, such as office space, supplies and information technology. The administrative services are provided to the Wealth Appreciation Strategy and Tax-Managed Wealth Appreciation Strategy on a fully-costed basis (i.e., includes each person’s total compensation and a factor reflecting the Adviser’s total cost relating to that person, including all related overhead expenses). The reimbursement of these costs to the Adviser will be specifically approved by the Boards. During the fiscal year ended August 31, 2022 for the Wealth Appreciation Strategy and the Tax-Managed Wealth Appreciation Strategy, the amounts paid to the Adviser amounted to a total of $89,361 and $89,565, respectively, for these services after any waiver or reimbursement.

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For the All Market Total Return Portfolio, Sustainable Thematic Balanced Portfolio and Tax-Managed All Market Income Portfolio, the Adviser will furnish or pay the expenses of the Trust for office space, equipment, bookkeeping and clerical services, and fees and expenses of officers and trustees of the Trust who are affiliated with the Adviser.

The Advisory Agreement continues in effect provided that its continuance is specifically approved at least annually by a vote of the majority of the outstanding voting securities of a Fund or by the Board including, in either case, by a vote of a majority of the Board who are not parties to the Advisory Agreement or interested persons of any such party. Most recently, the continuance of the Advisory Agreement for an additional annual period was approved by a vote of the Trustees at a meeting held on May 3-5, 2022 with respect to Wealth Appreciation Strategy and Tax-Managed Wealth Appreciation Strategy, and at a meeting held on August 2-3, 2022 with respect to All Market Total Return Portfolio, Sustainable Thematic Balanced Portfolio and Tax-Managed All Market Income Portfolio.

Any material amendment to the Advisory Agreement must be approved by the vote of a majority of the outstanding securities of the relevant Fund and by the vote of a majority of the Trustees who are not interested persons of the Fund or the Adviser.

The Advisory Agreement is terminable without penalty with respect to a Fund by a vote of a majority of the Fund’s outstanding voting securities or by a vote of a majority of the Trustees on 60 days’ written notice or by the Adviser on 60 days’ written notice, and will automatically terminate in the event of assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

The Adviser is compensated for its services at the following annual rates applicable to the average daily NAV of each Fund:

Fund	Annual Percentage Rate
Wealth Appreciation Strategy	0.65% of the first $2.5 billion 0.55% of the excess over $2.5 billion up to $5 billion 0.50% of the excess over $5 billion
All Market Total Return Portfolio	0.55% of the first $2.5 billion 0.45% of the excess over $2.5 billion up to $5 billion 0.40% of the excess over $5 billion
Sustainable Thematic Balanced Portfolio*	0.50% of the first $2.5 billion 0.40% of the excess over $2.5 billion up to $5 billion 0.35% of the excess over $5 billion
Tax-Managed Wealth Appreciation Strategy	0.65% of the first $2.5 billion 0.55% of the excess over $2.5 billion up to $5 billion 0.50% of the excess over $5 billion

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Fund	Annual Percentage Rate
Tax-Managed All Market Income Portfolio	0.55% of the first $2.5 billion 0.45% of the excess over $2.5 billion up to $5 billion 0.40% of the excess over $5 billion
*	Effective December 1, 2021. Prior to December 1, 2021, the Adviser was compensated at an annual rate of 0.55% of the first $2.5 billion, 0.45% of the excess over $2.5 billion up to $5 billion and 0.40% of the excess over $5 billion with respect to Sustainable Thematic Balanced Portfolio.

The Adviser has contractually agreed to waive its management fees and/or bear certain expenses of the Tax-Managed All Market Income Portfolio so that total expenses (excluding acquired fund fees and expenses, interest expense, brokerage commissions and other transaction costs, taxes and extraordinary expenses) do not exceed on an annual basis .99%, 1.74% and .74% of aggregate average daily net assets, respectively, for Class A, Class C and Advisor Class shares. This fee waiver and/or expense reimbursement agreement will remain in effect until December 31, 2023.

Effective December 1, 2021, the Adviser has contractually agreed to waive its management fees and/or bear certain expenses of the Sustainable Thematic Balanced Portfolio so that total expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense and extraordinary expenses) do not exceed on an annual basis 1.00%, 1.75%, .75%, 1.25%, 1.00%, .75%, and .75% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. This fee waiver and/or expense reimbursement agreement will remain in effect until December 31, 2023. Prior to December 1, 2021, the Adviser had contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the Fund’s share of the advisory fees of any AB Mutual Funds in which the Fund invested.

The Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by each of Wealth Appreciation Strategy and Tax-Managed Wealth Appreciation Strategy in an amount equal to the Fund’s share of the advisory fees of any AB Mutual Funds in which the Fund invests, as included in “Acquired Fund Fees and Expenses” in the Funds’ Prospectus and paid by the Fund. This fee waiver and/or expense reimbursements will remain in effect until December 31, 2023.

To the extent that a Fund invests in AB Government Money Market Portfolio (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund in an amount equal to the Fund’s pro rata share of the AB Government Money Market Portfolio’s effective management fee. This agreement will remain in effect until December 31, 2023 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. To the extent that a Fund invests securities lending cash collateral in the AB Government Money Market Portfolio, the Adviser has also agreed to waive a portion of the Fund’s share of the advisory fees of AB Government Money Market Portfolio.

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During the fiscal year ended August 31, 2022, the Adviser received $139,574 (net of $393,057, which was waived by the Adviser pursuant to the expense limitation agreement), in management fees from the Tax-Managed All Market Income Portfolio, $5,108,139 in management fees from the Tax-Managed Wealth Appreciation Strategy, $446,401 (net of $723,603, which was waived by the Adviser pursuant to the expense limitation agreement) in management fees from the Sustainable Thematic Balanced Portfolio, $3,326,627 in management fees from the All Market Total Return Portfolio, and $8,205,357 in management fees from the Wealth Appreciation Strategy. In connection with the investment by the Funds in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Tax-Managed All Market Income Portfolio, Tax-Managed Wealth Appreciation Strategy, Sustainable Thematic Balanced Portfolio, All Market Total Return Portfolio and Wealth Appreciation Strategy, in the amount of $2,536, $4,212, $5,564, $59,916, and $4,069, respectively, for the fiscal year ended August 31, 2022. For the fiscal year ended August 31, 2022, the Tax-Managed All Market Income Portfolio, Tax-Managed Wealth Appreciation Strategy, Sustainable Thematic Balanced Portfolio, All Market Total Return Portfolio and Wealth Appreciation Strategy waived $3,558, $2,604,353, $40,182, $0, and $4,236,042, respectively, for investment in other AB Mutual Funds.

During the fiscal year ended August 31, 2021, the Adviser received $127,956 (net of $369,811, which was waived by the Adviser pursuant to the expense limitation agreement), in management fees from the Tax-Managed All Market Income Portfolio, $5,010,415 in management fees from the Tax-Managed Wealth Appreciation Strategy, $856,107 in management fees from the Sustainable Thematic Balanced Portfolio, $3,633,633 in management fees from the All Market Total Return Portfolio, and $8,638,200 in management fees from the Wealth Appreciation Strategy. In connection with the investment by the Funds in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Tax-Managed All Market Income Portfolio, Tax-Managed Wealth Appreciation Strategy, Sustainable Thematic Balanced Portfolio, All Market Total Return Portfolio and Wealth Appreciation Strategy, in the amount of $3,875, $2,078, $8,604, $87,685, and $1,696, respectively, for the fiscal year ended August 31, 2021. For the fiscal year ended August 31, 2021, the Tax-Managed All Market Income Portfolio, Tax-Managed Wealth Appreciation Strategy, Sustainable Thematic Balanced Portfolio, All Market Total Return Portfolio and Wealth Appreciation Strategy waived $0, $2,715,713, $169,930, $0, and $4,698,368, respectively, for investment in other AB Mutual Funds.

During the fiscal year ended August 31, 2020, the Adviser received $527,915 (net of $330,396, which was waived by the Adviser pursuant to the expense limitation agreement), in management fees from the Tax-Managed All Market Income Portfolio, $4,440,742 in management fees from the Tax-Managed Wealth Appreciation Strategy, $900,314 in management fees from the Sustainable Thematic Balanced Portfolio, $3,642,224 in management fees from the All Market Total Return Portfolio, and $7,914,407 in management fees from the Wealth Appreciation Strategy. In connection with the investment by the Funds in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Tax-Managed All Market Income Portfolio, Tax-Managed Wealth Appreciation Strategy, Sustainable Thematic Balanced Portfolio, All Market Total Return Portfolio and Wealth Appreciation Strategy, in the amount of $5,726, $3,650, $9,676, $72,141, and $2,621, respectively, for the fiscal year ended August 31, 2020. For the fiscal year ended August 31,

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2020, the Tax-Managed All Market Income Portfolio, Tax-Managed Wealth Appreciation Strategy, Sustainable Thematic Balanced Portfolio, All Market Total Return Portfolio and Wealth Appreciation Strategy waived $0, $2,480,396, $227,878, $0, and $4,465,359, respectively, for investment in other AB Mutual Funds.

ALL FUNDS

The Adviser acts as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AB Active ETFs, Inc., AB Bond Fund, Inc., AB Cap Fund, Inc., AB Core Opportunities Fund, Inc., AB Corporate Shares, AB Discovery Growth Fund, Inc., AB Equity Income Fund, Inc., AB Fixed-Income Shares, Inc., AB Global Bond Fund, Inc., AB Global Real Estate Investment Fund, Inc., AB Global Risk Allocation Fund, Inc., AB High Income Fund, Inc., AB Institutional Funds, Inc., AB Large Cap Growth Fund, Inc., AB Municipal Income Fund, Inc., AB Municipal Income Fund II, AB Relative Value Fund, Inc., AB Sustainable Global Thematic Fund, Inc., AB Sustainable International Thematic Fund, Inc., AB Trust, AB Variable Products Series Fund, Inc., Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc., all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AB Multi-Manager Alternative Fund, and AllianceBernstein National Municipal Income Fund, Inc. all registered closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the “AB Fund Complex”, while all of these investment companies, except Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc. and AB Multi-Manager Alternative Fund, are referred to collectively below as the “AB Funds”.

Board of Trustees Information

Certain information concerning the Trustees of the Trust is set forth below.

Name, Address*, Age and (Year Elected**)	Principal Occupation(s) During Past Five Years and Other Information	Portfolios in AB Fund Complex Overseen by Trustee	Other Public Company Trusteeships and Directorships Currently Held by Trustee

Independent Trustees

Marshall C. Turner, Jr.,# Chairman of the Board 81 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of DuPont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive	75	None

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Name, Address*, Age and (Year Elected**)	Principal Occupation(s) During Past Five Years and Other Information	Portfolios in AB Fund Complex Overseen by Trustee	Other Public Company Trusteeships and Directorships Currently Held by Trustee

	operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.

Jorge A. Bermudez,# 71 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as a director or	75	Moody’s Corporation since April 2011

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Name, Address*, Age and (Year Elected**)	Principal Occupation(s) During Past Five Years and Other Information	Portfolios in AB Fund Complex Overseen by Trustee	Other Public Company Trusteeships and Directorships Currently Held by Trustee

	trustee of the AB Funds since January 2020.

Michael J. Downey,# 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

Nancy P. Jacklin,# 74 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system) (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

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Name, Address*, Age and (Year Elected**)	Principal Occupation(s) During Past Five Years and Other Information	Portfolios in AB Fund Complex Overseen by Trustee	Other Public Company Trusteeships and Directorships Currently Held by Trustee

Jeanette W. Loeb,# 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a director or trustee of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

Carol C. McMullen,# 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

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Name, Address*, Age and (Year Elected**)	Principal Occupation(s) During Past Five Years and Other Information	Portfolios in AB Fund Complex Overseen by Trustee	Other Public Company Trusteeships and Directorships Currently Held by Trustee

Garry L. Moody,# 70 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	75	None

Interested Trustee

Onur Erzan,+ 46 (2021)	Senior Vice President of the Adviser++, Head of Global Client Group and Head of Private Wealth. He oversees the Adviser’s entire private wealth management business and third party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with	75	None

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Name, Address*, Age and (Year Elected**)	Principal Occupation(s) During Past Five Years and Other Information	Portfolios in AB Fund Complex Overseen by Trustee	Other Public Company Trusteeships and Directorships Currently Held by Trustee

McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.

______________________

*	The address for each of the Fund’s Trustees is c/o AllianceBernstein L.P. Attention: Legal and Compliance Department – Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.
**	There is no stated term of office for the Trustees.
#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
+	Mr. Erzan is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Trust because of his affiliation with the Adviser.
++	The Adviser is an affiliate of the Trust.

The business affairs of each Fund are overseen by the Board. Trustees who are not “interested persons” of the Trust as defined in the 1940 Act, are referred to as “Independent Trustees”, and Trustees who are “interested persons” of the Trust are referred to as “Interested Trustees”. Certain information concerning the Trust’s governance structure and each Trustee is set forth below.

Experience, Skills, Attributes and Qualifications of the Trust’s Trustees. The Governance and Nominating Committee of the Board, which is composed of Independent Trustees, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Trustees for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Trustee, the Governance and Nominating Committee considers the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Board believes contributes to good governance for the Trust. In assessing diversity of experience, the Governance and Nominating Committee takes account of a candidate’s educational and professional background, but also the diversity of experience a candidate derives from race, gender, ethnicity, religion, nationality, disability, sexual orientation, or cultural background. Additional information concerning the Governance and Nominating Committee’s consideration of nominees appears in the description of the Committee below.

The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified and should continue to serve as such.

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In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Trustee during his or her tenure (including the Trustee’s commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should serve (or continue to serve) as trustee of the Trust, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with the Adviser, other service providers, counsel and the Trustee’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. In addition to his or her service as a Trustee of the Trust and other AB Funds as noted in the table above: Mr. Bermudez has extensive experience in the financial services industry, including risk management, from his service in various senior executive positions, including as Chief Risk Officer, of a large global financial services company, as a director and Audit Chair of a Federal Reserve Bank and a director of a large public company, and as Chairman or director or trustee of numerous non-profit organizations; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AB funds and as Chairman of a non-AB closed-end fund; Mr. Erzan has experience as an executive of the Adviser with responsibility for, among other things, the AB Funds and at a management consulting firm; Ms. Jacklin has experience as a financial services regulator, as U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), as a financial services lawyer in private practice, and has served as Chair of the Governance and Nominating Committees of the AB Funds since August 2014; Ms. Loeb has extensive experience in the financial services industry and in business more generally, including as a former executive and partner of a large global financial services company and as chief executive officer of a private e-commerce company, a director and audit committee member of a large publicly traded business development company and former director of a fund of hedge funds, and a director or trustee of numerous non-profit organizations including the United Nations Development Corporation and New York City Center; Ms. McMullen has experience in talent management for a global technology consulting firm, serves on the advisory board of a privately held e-commerce company, has served as director of a variety of privately held firms and non-profit boards (including as director of one of the 10 largest healthcare systems in the US and Chair of a top US community hospital), and has extensive asset management industry experience including as Director of Global Investment Research for a major fund company and President of Wealth Management for a regional bank; Mr. Moody, a certified public accountant, has extensive experience in the asset management industry as a senior executive of a large fund complex and as Vice Chairman and U.S. and Global Investment Management Practice Managing Partner for a major accounting firm, and is a governor on the Board of the Investment Company Institute, the leading association representing regulated funds, including mutual funds, exchange-traded funds

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and closed-end funds, is a member of the Governing Council of the Independent Directors Council, a group created by the Investment Company Institute that aims to advance the education, communication and policy positions of investment company independent directors, and has served as a director or trustee and Chairman of the Audit Committees of the AB Funds since 2008; and Mr. Turner has experience as a director (including Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and has served as Chairman of the AB Funds since January 2014 and Chairman of the Independent Directors Committees of the AB Funds since February 2014. The disclosure herein of a director’s experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Board Structure and Oversight Function. The Board is responsible for oversight of the Trust. The Trust has engaged the Adviser to manage the Trust on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Trust’s other service providers in the operations of the Trust in accordance with the Trust’s investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Trust’s charter and bylaws. The Board meets at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet at special meetings or on an informal basis at other times. The Independent Trustees also regularly meet without the presence of any representatives of management. As described below, the Board has established three standing committees – the Audit, Governance and Nominating and Independent Directors Committees – and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Trustees. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Trustee serves as Chairman of the Board. The Chairman’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Trustees and management. The Trustees have determined that the Board’s leadership by an Independent Trustee and its committees composed exclusively of Independent Trustees is appropriate because they believe it sets the proper tone to the relationships between the Trust, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the Trust is required to have an Independent Trustee as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

Risk Oversight. The Trust is subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk management with respect to the Trust resides with the Adviser or other service providers (depending on the nature

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of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Trust; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board’s general oversight of the Trust’s investment program and operations and is addressed as part of various regular Board and committee activities. The Trust’s investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Trustees regularly receive reports from, among others, management (including the Chief Risk Officer of the Adviser), the Fund’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, the Adviser’s internal legal counsel, the Adviser’s Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by the Trust and the Adviser’s risk management programs. In addition, the Trustees receive regular updates on cyber security matters from the Adviser.

Not all risks that may affect the Trust can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Trust or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals. As a result of the foregoing and other factors the Trust’s ability to manage risk is subject to substantial limitations.

Board Committees. The Board has three standing committees – an Audit Committee, a Governance and Nominating Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating and Independent Directors Committees are identified above.

The function of the Audit Committee is to assist the Board in its oversight of each Fund’s accounting and financial reporting policies and practices. The Audit Committee met three times during the Funds’ most recently completed fiscal year.

The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee met three times during the Funds’ most recently completed fiscal year.

The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with

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respect to governance of the Funds and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Trustees and reviews at least annually the performance of each Trustee, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Trustee’s ability to perform his or her duties. The Committee may consider candidates as Trustees submitted by the Trust’s current Board members, officers, the Adviser, shareholders and other appropriate sources.

Pursuant to the charter, the Governance and Nominating Committee will consider for nomination as a trustee candidates submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Fund’s shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Trust not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders. If the Trust did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Trust begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a directors’ and officers’ questionnaire if elected; (iv) the shareholder’s consent to be named as such by the Trust; (v) the class or series and number of all shares of a Fund of the Trust owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Trust’s record books and the names of

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any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. “Associated Person of the shareholder” means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate’s relevant knowledge, experience, and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Trust, and the candidate’s ability to qualify as an Independent Trustee. When assessing a candidate for nomination, the Committee considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Trustees, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met seven times during the Funds’ most recently completed fiscal year.

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The dollar range of the Funds’ securities owned by each Trustee and the aggregate dollar range of securities of funds in the AB Fund Complex owned by each Trustee are set forth below.

Dollar Range of Equity Securities in the Funds
As of December 31, 2021
Name of Trustee	Wealth Appreciation Strategy	All Market Total Return Portfolio	Sustainable Thematic Balanced Portfolio
Jorge A. Bermudez	None	None	$50,001-$100,000
Michael J. Downey	None	None	None
Onur Erzan	None	None	None
Nancy P. Jacklin	None	$10,001-$50,00	None
Jeanette W. Loeb	None	None	None
Carol C. McMullen	Over $100,000	$10,001-50,000	None
Garry L. Moody	None	None	None
Marshall C. Turner, Jr.	None	None	None

Name of Trustee	Tax-Managed Wealth Appreciation Strategy	Tax-Managed All Market Income Portfolio
Jorge A. Bermudez	None	None
Michael J. Downey	None	None
Onur Erzan	None	None
Nancy P. Jacklin	None	None
Jeanette W. Loeb	None	None
Carol C. McMullen	None	None
Garry L. Moody	None	None
Marshall C. Turner, Jr.	None	None

Name of Trustee	Aggregate Dollar Range of Equity Securities in the AB Fund Complex as of December 31, 2021
Jorge A. Bermudez	Over $100,000
Michael J. Downey	Over $100,000
Onur Erzan	None
Nancy P. Jacklin	Over $100,000
Jeanette W. Loeb	Over $100,000
Carol C. McMullen	Over $100,000
Garry L. Moody	Over $100,000
Marshall C. Turner, Jr.	Over $100,000

 Officer Information

Certain information concerning the Funds’ officers is set forth below.

Name, Address,* and Age	Positions Held with Trust	Principal Occupation During Past Five Years

Onur Erzan, 46	President and Chief Executive Officer	See biography above.
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Name, Address,* and Age	Positions Held with Trust	Principal Occupation During Past Five Years
Emilie D. Wrapp, 67	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes, 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo, 63	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2017.

Vincent S. Noto, 58	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

Phyllis J. Clarke, 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Wealth Appreciation Strategy & Tax-Managed Wealth Appreciation Strategy

Ding Liu, 45	Vice President	Senior Vice President and Senior Quantitative Analyst of the Adviser**, with which he has been associated since prior to 2017.

Nelson Yu, 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. Chief Investment Officer – Investment Sciences and Insights since 2021 and Head - Blend Strategies since 2017.
All Market Total Return Portfolio

Alexander Barenboym, 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Daniel J. Loewy, 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer of Dynamic Asset Allocation.

Defne Ozaltun, 31	Vice President	Vice President of the Adviser**, with which she has been associated since prior to 2017.

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Name, Address,* and Age	Positions Held with Trust	Principal Occupation During Past Five Years
Sustainable Thematic Balanced Portfolio

Daniel C. Roarty, 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Chief Investment Officer of Sustainable Thematic Equities.

Benjamin Ruegsegger, 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He has also been a Senior Research Analyst of the Adviser since prior to 2017.

Tiffanie Wong, 37	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2017. She is also Director – Fixed Income Responsible Investing Portfolio Management; and Director – U.S. Investment Grade Credit.

Tax-Managed All Market Income Portfolio

Daniel J. Loewy, 48	Vice President	See above.

Karen Watkin, 45	Vice President	Portfolio Manager for the Multi-Asset Solutions business in EMEA and Senior Vice President of the Adviser**, with which she has been associated since prior to 2017.

______________________

*	The address for each of the Funds’ Officers is 1345 Avenue of the Americas, New York, NY 10105.
**	The Adviser, ABI and ABIS are affiliates of the Trust.

The Trust does not pay any fees to, or reimburse expenses of, any Trustee who is considered an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust. The aggregate compensation paid to each of the Trustees by the Funds for the fiscal year ended August 31, 2022, the aggregate compensation paid to each of the Trustees during calendar year 2021 by the AB Fund Complex and the total number of registered investment companies (and separate investment portfolios within the companies) in the AB Fund Complex with respect to which each Trustee serves as a director or trustee, are set forth below. Neither the Funds nor any other fund in the AB Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees is a director or trustee of one or more other registered investment companies in the AB Fund Complex.

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Name of Trustee	Aggregate Compensation From the Funds	Total Compensation From the AB Fund Complex, Including the Funds	Total Number of Registered Investment Companies in the AB Fund Complex, Including the Funds, as to Which the Trustee is a Director or Trustee	Total Number of Investment Portfolios within the AB Fund Complex, Including the Funds, as to Which the Trustee is a Director or Trustee
Jorge A. Bermudez	$15,458	$311,220	28	75
Michael J. Downey	$15,458	$311,220	28	75
Onur Erzan*	$0	$0	28	75
Nancy P. Jacklin	$17,482	$333,220	28	75
Jeanette W. Loeb	$15,458	$311,220	28	75
Carol C. McMullen	$15,458	$311,220	28	75
Garry L. Moody	$18,332	$355,220	28	75
Marshall C. Turner, Jr.	$22,900	$491,970	28	75
Earl D. Weiner**	$3,800	$311,220	28	75

______________________

*	Mr. Erzan was elected as President, Chief Executive Officer and a Trustee effective April 1, 2021.
**	Mr. Weiner retired as a Trustee effective December 31, 2021.

As of December 1, 2022, the Trustees and officers of the Trust as a group owned less than 1% of a Fund’s class of shares.

Additional Information About the Funds’ Portfolio Managers

WEALTH APPRECIATION STRATEGY AND TAX-MANAGED WEALTH APPRECIATION STRATEGY

The management of and investment decisions for the Funds’ portfolios are made by the Adviser’s Multi-Asset Solutions Team. The two investment professionals1 with the most significant responsibility for the day-to-day management of the Funds’ portfolios are Messrs. Ding Liu and Nelson Yu. For additional information about the portfolio management of the Funds, see “Management of the Funds – Portfolio Managers” in the Funds’ Prospectus.

The dollar ranges of the Funds’ equity securities owned directly or beneficially by the Funds’ portfolio managers as of August 31, 2022 are set forth below:

Dollar Range of Equity Securities in the Funds[2]
Portfolio Manager	Wealth Appreciation Strategy	Tax-Managed Wealth Appreciation Strategy
Mr. Ding Liu	None	None
Mr. Nelson Yu	None	None

______________________

1	Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.
2	The ranges presented above include any vested shares awarded under the Adviser’s Partners Compensation Plan.

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As of August 31, 2022, employees of the Adviser had approximately $3,657,766 invested in shares of Wealth Appreciation Strategy through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

As of August 31, 2022, employees of the Adviser had approximately $29,704,100 in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

The following tables provide information regarding registered investment companies other than the Funds, other pooled investment vehicles and other accounts over which the Funds’ portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2022.

- Wealth Appreciation Strategy

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Ding Liu	None	None	None	None
Nelson Yu	10	$3,146,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
Ding Liu	None	None	None	None
Nelson Yu	30	$43,075,000,000	None	None

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OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Ding Liu	None	None	None	None
Nelson Yu	18	$13,105,000,000	None	None

- Tax-Managed Wealth Appreciation Strategy

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Ding Liu	None	None	None	None
Nelson Yu	10	$3,146,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
Ding Liu	None	None	None	None
Nelson Yu	30	$43,075,000,000	None	None

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OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Ding Liu	None	None	None	None
Nelson Yu	18	13,105,000,000	None	None

ALL MARKET TOTAL RETURN PORTFOLIO

The management of and investment decisions for the Fund’s portfolios are made by the Adviser’s Multi-Asset Solutions Team. The three investment professionals3 with the most significant responsibility for the day-to-day management of the Fund’s portfolios are Messrs. Alexander Barenboym and Daniel J. Loewy and Ms. Defne Ozaltun. For additional information about the portfolio management of the Fund, see “Management of the Funds – Portfolio Managers” in the Fund’s Prospectus.

The dollar ranges of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of August 31, 2022 are set forth below:

Dollar Range of Equity Securities in the Funds[4]
Mr. Alexander Barenboym	None
Mr. Daniel J. Loewy	$500,001 to $1,000,000
Ms. Defne Ozaltun	None

As of August 31, 2022, employees of the Adviser had approximately $661,868 invested in shares of All Market Total Return Portfolio through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

As of August 31, 2022, employees of the Adviser had approximately $29,704,100 in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the

______________________

3	Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.
4	The ranges presented above include any vested shares awarded under the Adviser’s Partners Compensation Plan.

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numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2022.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Alexander Barenboym	95	$13,347,000,000	None	None
Daniel J. Loewy	80	$13,616,000,000	None	None
Defne Ozaltun	90	$13,239,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
Alexander Barenboym	42	$741,000,000	None	None
Daniel J. Loewy	260	$49,839,000,000	None	None
Defne Ozaltun	36	$709,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Alexander Barenboym	32	$500,000,000	1	$3,000,000
Daniel J. Loewy	157	$15,005,000,000	None	None
Defne Ozaltun	32	$500,000,000	1	$3,000,000

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SUSTAINABLE THEMATIC BALANCED PORTFOLIO

The management of and investment decisions for the Fund’s portfolios are made by the Adviser’s Sustainable Thematic Balanced Team. The three investment professionals5 with the most significant responsibility for the day-to-day management of the Fund’s portfolios are Messrs. Daniel C. Roarty and Benjamin Ruegsegger and Ms. Tiffanie Wong. For additional information about the portfolio management of the Fund, see “Management of the Funds – Portfolio Managers” in the Fund’s Prospectus.

The dollar ranges of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of August 31, 2022 are set forth below:

Dollar Range of Equity Securities in the Fund[6]
Mr. Daniel C. Roarty	None
Mr. Benjamin Ruegsegger	None
Ms. Tiffanie Wong	None

As of August 31, 2022, employees of the Adviser had approximately $29,704,100 in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2022.

______________________

5	Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.
6	The dollar range of equity securities in the Fund includes vested shares awarded under the Adviser’s Partners Compensation Plan (the “Plan”).

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REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Daniel C. Roarty	16	$4,325,000,000	None	None
Benjamin Ruegsegger	7	$1,850,000,000	None	None
Tiffanie Wong	2	$494,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
Daniel C. Roarty	62	$55,725,000,000	None	None
Benjamin Ruegsegger	35	$12,731,000,000	None	None
Tiffanie Wong	29	$8,356,000,000	1	$335,000,000

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Daniel C. Roarty	1,036	$15,916,000,000	None	None
Benjamin Ruegsegger	1,020	$3,182,000,000	None	None
Tiffanie Wong	262	$64,998,000,000	3	$887,000,000

TAX-MANAGED ALL MARKET INCOME PORTFOLIO

The management of and investment decisions for the Fund’s portfolios are made by the Adviser’s Multi-Asset Solutions Team. The two investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolios are Mr. Daniel J. Loewy

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and Ms. Karen Watkin. For additional information about the portfolio management of the Fund, see “Management of the Funds – Portfolio Managers” in the Fund’s Prospectus.

The dollar ranges of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of August 31, 2022 are set forth below:

Dollar Range of Equity Securities in the Fund[7]
Mr. Daniel J. Loewy	None
Ms. Karen Watkin	None

As of August 31, 2022, employees of the Adviser had approximately $29,704,100 in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2022.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Daniel J. Loewy	79	$13,607,000,000	None	None
Karen Watkin	1	$9,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
Daniel J. Loewy	260	$49,839,000,000	None	None
Karen Watkin	None	None	None	None

______________________

7	The dollar range of equity securities in the Fund includes vested shares awarded under the Adviser’s Partners Compensation Plan (the “Plan”).
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OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Daniel J. Loewy	157	$15,005,000,000	None	None
Karen Watkin	3	$118,000,000	None	None

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds other than funds advised by the Adviser) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The

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investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities and Order Aggregation. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Generally, all orders in the same security are aggregated in each trading system by the Adviser to facilitate best execution and to reduce overall trading costs. Executions for aggregated orders with the same executing broker are combined to determine one average price. The securities are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the securities over time. When the liquidity in a market is not sufficient to fill all client orders, the Adviser may give priority to certain orders over others. This prioritization is based on objective factors driving the order. Under such circumstances, the Adviser aggregates orders by these factors and subjects each aggregated order to the trade allocation algorithms discussed above. The factors used, in order of priority, are (1) correction of guideline breaches; (2) avoidance of guideline breaches; (3) investing significant new funding and completing tax strategy implementations; (4) investing in services that focus on specific financial instruments or market sectors; (5) avoidance of tracking error on the service/product level; and (6) portfolio rebalancing and optimization. Separate orders with the same priority may be traded using a rotational process that is fair and objective.

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The Adviser may not require orders in the same security from different managers to be aggregated where one manager’s investment strategy requires rapid trade execution, provided the Adviser believes that disaggregation will not materially impact other client orders. Certain other clients of the Adviser have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a purchase or sale thereof by one or more Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or the quantity of securities available at a particular price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions are averaged as to price. The securities are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the securities over time.

The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. The Adviser is conscious of these potential conflicts. When the Adviser is providing fiduciary services, the goal of the Adviser’s policies and procedures is to act in good faith and to treat all client accounts in a fair and equitable manner over time, regardless of their strategy, fee arrangements or the influence of their owners or beneficiaries.

Portfolio Manager Compensation

The Adviser’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Funds. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a three-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the

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benchmark in the Funds’ Prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

EXPENSES OF THE FUNDS

Distribution Services Arrangements

The Trust has entered into a Distribution Services Agreement (the “Agreement”) with ABI, the principal underwriter for the Funds, to permit ABI to distribute the Funds’ shares and to permit the Funds to pay distribution services fees to defray expenses associated with distribution of the Funds’ Class A shares, Class C shares, and for the Funds other than the Tax-Managed Wealth Appreciation Strategy and Tax-Managed All Market Income Portfolio, Class R and Class K shares, in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (the “Plan”).

In approving the Plan, the Trustees determined that there was a reasonable likelihood that the Plan would benefit each Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

The Adviser, from time to time from its own funds or such other resources as may be permitted by rules of the SEC, makes payments for the distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

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The Plan continues in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is approved at least annually by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the Plan or in any agreement relating to the Plan (“Qualified Trustees”) in either case, by the vote of a majority of the entire Board at a meeting called for that purpose. Most recently, the Trustees approved the continuance of the Plan for an additional annual term at their meeting held on May 3-5, 2022.

All material amendments to the Plan will become effective only on approval as specified in the preceding paragraph and the Plan may not be amended in order to materially increase the costs that the Funds may bear pursuant to the Plan without the approval of a majority of the holders of the outstanding voting shares of a Fund or the class or classes of the Fund affected. The Plan may be terminated with respect to any Fund or class of shares thereof at any time on 60 days’ written notice by ABI or by vote of a majority of the outstanding voting securities of that Fund or that class (as appropriate) or by vote of a majority of the Qualified Trustees without payment of any penalty. The Plan will terminate automatically in the event of an assignment. The Plan is of a type known as a “compensation plan”, which means that it compensates the distributor for services rendered even if the amount paid exceeds the distributor’s expenses.

In the event that the Plan is terminated by either party or not continued with respect to the Class A, Class C, Class R or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by a Fund to ABI with respect to that class, and (ii) a Fund would not be obligated to pay ABI for any amounts expended under the Plan not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

Pursuant to the Plan, each class of each Fund pays ABI a Rule 12b-1 distribution services fee which may not exceed an annual rate of 0.50% of a Fund’s aggregate average daily net assets attributable to the Class A shares and Class R shares, 1.00% of a Fund’s aggregate average daily net assets attributable to the Class C shares and 0.25% of a Fund’s aggregate average daily net assets attributable to the Class K shares to compensate ABI for distribution expenses. The Trustees currently limit payments under the Class A Plan to 0.25% of a Fund’s aggregate average daily net assets attributable to the Class A shares. The Plan provides that a portion of the distribution services fee in an amount not to exceed 0.25% of the aggregate average daily net assets of a Fund attributable to each of the Class A, Class C, Class R and Class K shares constitutes a service fee that ABI will use for personal service and/or the maintenance of shareholder accounts.

During the fiscal year ended August 31, 2022, for the Tax-Managed All Market Income Portfolio, the Tax-Managed Wealth Appreciation Strategy, the Sustainable Thematic Balanced Portfolio, the All Market Total Return Portfolio and the Wealth Appreciation Strategy, with respect to Class A shares, the distribution services fees for expenditures payable to ABI were as follows:

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Fund	Distribution Services Fees for Expenditures Payable to ABI	Percentage Per Annum of the Aggregate Average Daily Net Assets Attributable to Class A Shares*
Tax-Managed All Market Income Portfolio	$118,497	0.25%
Tax-Managed Wealth Appreciation Strategy	$112,369	0.25%
Sustainable Thematic Balanced Portfolio	$300,015	0.25%
All Market Total Return Portfolio	$1,280,966	0.25%
Wealth Appreciation Strategy	$949,095	0.25%

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*	The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of each Fund is 0.50% of the aggregate average daily net assets. The Board currently limits the Funds’ payments to 0.25%.

During the fiscal year ended August 31, 2022, for the Tax-Managed All Market Income Portfolio, the Tax-Managed Wealth Appreciation Strategy, the Sustainable Thematic Balanced Portfolio, the All Market Total Return Portfolio and the Wealth Appreciation Strategy, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class A shares were as follows:

Category of Expense	Tax-Managed All Market Income Portfolio	Tax-Managed Wealth Appreciation Strategy	Sustainable Thematic Balanced Portfolio	All Market Total Return Portfolio	Wealth Appreciation Strategy
Advertising/ Marketing	$1,843	$1,706	$5,126	$22,342	$18,994
Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other Than Current Shareholders	$405	$374	$1,126	$4,877	$4,130
Compensation to Underwriters	$113,693	$111,272	$296,785	$1,263,874	$932,532
Compensation to Dealers	$28,775	$27,021	$74,728	$318,759	$247,200
Compensation to Sales Personnel	$14,072	$13,273	$36,882	$159,287	$127,630
Interest, Carrying or Other Financing Charges	$0	$0	$0	$0	$0
Other (Includes Personnel Costs of Those Home Office Employees Involved in the Distribution Effort and the Travel-related Expenses Incurred by the Marketing Personnel Conducting Seminars)	$3,628	$3,384	$9,760	$41,933	$34,169
Totals	$162,416	$157,030	$424,407	$1,811,072	$1,364,655

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During the fiscal year ended August 31, 2022, for the Tax-Managed All Market Income Portfolio, the Tax-Managed Wealth Appreciation Strategy, the Sustainable Thematic Balanced Portfolio, the All Market Total Return Portfolio and the Wealth Appreciation Strategy, with respect to Class C shares, the distribution services fees for expenditures payable to ABI were as follows:

Fund	Distribution Services Fees for Expenditures Payable to ABI	Percentage Per Annum of the Aggregate Average Daily Net Assets Attributable to Class C Shares
Tax-Managed All Market Income Portfolio	$19,021	1.00%
Tax-Managed Wealth Appreciation Strategy	$7,282	1.00%
Sustainable Thematic Balanced Portfolio	$49,399	1.00%
All Market Total Return Portfolio	$81,779	1.00%
Wealth Appreciation Strategy	$65,872	1.00%

During the fiscal year ended August 31, 2022, for the Tax-Managed All Market Income Portfolio, the Tax-Managed Wealth Appreciation Strategy, the Sustainable Thematic Balanced Portfolio, the All Market Total Return Portfolio and the Wealth Appreciation Strategy, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class C shares were as follows:

Category of Expense	Tax-Managed All Market Income Portfolio	Tax-Managed Wealth Appreciation Strategy	Sustainable Thematic Balanced Portfolio	All Market Total Return Portfolio	Wealth Appreciation Strategy
Advertising/Marketing	$72	$27	$232	$538	$501
Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other Than Current Shareholders	$16	$6	$51	$116	$107
Compensation to Underwriters	$19,602	$7,560	$48,815	$79,782	$60,456
Compensation to Dealers	$1,149	$439	$2,664	$6,160	$4,893
Compensation to Sales Personnel	$555	$201	$1,589	$3,209	$2,858
Interest, Carrying or Other Financing Charges	$0	$0	$0	$0	$0
Other (Includes Personnel Costs of	$143	$54	$426	$902	$811

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Those Home Office Employees Involved in the Distribution Effort and the Travel-related Expenses Incurred by the Marketing Personnel Conducting Seminars)
Totals	$21,537	$8,287	$53,777	$90,707	$69,626

During the fiscal year ended August 31, 2022, for the Sustainable Thematic Balanced Portfolio, the All Market Total Return Portfolio and the Wealth Appreciation Strategy, with respect to Class R shares, the distribution services fees for expenditures payable to ABI were as follows:

Fund	Distribution Services Fees for Expenditures Payable to ABI	Percentage Per Annum of the Aggregate Average Daily Net Assets Attributable to Class R Shares
Sustainable Thematic Balanced Portfolio	$23,235	0.50%
All Market Total Return Portfolio	$16,102	0.50%
Wealth Appreciation Strategy	$10,981	0.50%

During the fiscal year ended August 31, 2022, for the Sustainable Thematic Balanced Portfolio, the All Market Total Return Portfolio and the Wealth Appreciation Strategy, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class R shares were as follows:

Category of Expense	Sustainable Thematic Balanced Portfolio	All Market Total Return Portfolio	Wealth Appreciation Strategy
Advertising/Marketing	$891	$916	$734
Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other Than Current Shareholders	$200	$197	$157
Compensation to Underwriters	$23,693	$16,782	$11,583
Compensation to Dealers	$7,013	$6,308	$4,870
Compensation to Sales Personnel	$4,791	$4,134	$3,271
Interest, Carrying or Other Financing Charges	$0	$0	$0
Other (Includes Personnel Costs of Those Home Office Employees Involved in the Distribution Effort and the Travel-related Expenses Incurred by the Marketing Personnel Conducting Seminars)	$1,326	$1,274	$1,008
Totals	$37,914	$29,611	$21,623

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During the fiscal year ended August 31, 2022, for the Sustainable Thematic Balanced Portfolio, the All Market Total Return Portfolio and the Wealth Appreciation Strategy, with respect to Class K shares, the distribution services fees for expenditures payable to ABI were as follows:

Fund	Distribution Services Fees for Expenditures Payable to ABI	Percentage Per Annum of the Aggregate Average Daily Net Assets Attributable to Class K Shares
Sustainable Thematic Balanced Portfolio	$4,827	0.25%
All Market Total Return Portfolio	$16,565	0.25%
Wealth Appreciation Strategy	$20,621	0.25%

During the fiscal year ended August 31, 2022, for the Sustainable Thematic Balanced Portfolio, the All Market Total Return Portfolio and the Wealth Appreciation Strategy, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class K shares were as follows:

Category of Expense	Sustainable Thematic Balanced Portfolio	All Market Total Return Portfolio	Wealth Appreciation Strategy
Advertising/Marketing	$0	$39	$29
Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other Than Current Shareholders	$0	$9	$6
Compensation to Underwriters	$4,815	$16,569	$20,574
Compensation to Dealers	$3	$276	$203
Compensation to Sales Personnel	$1	$177	$135
Interest, Carrying or Other Financing Charges	$0	$0	$0
Other (Includes Personnel Costs of Those Home Office Employees Involved in the Distribution Effort and the Travel-related Expenses Incurred by the Marketing Personnel Conducting Seminars)	$0	$54	$43
Totals	$4,819	$17,124	$20,990

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The Funds have not adopted a Plan with respect to Class I, Advisor Class or Class Z shares.

Transfer Agency Agreement

ABIS, an indirect wholly-owned subsidiary of the Adviser located principally at 8000 IH 10 W, 13th Floor, San Antonio, Texas 78230, acts as the transfer agent for the Funds. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

ABIS receives a transfer agency fee per account holder of each of the Class A shares, Class C shares, Class R shares, Class K shares, Class I shares, Class Z shares and Advisor Class shares (as applicable) of the Trust plus reimbursement for out-of-pocket expenses. For the fiscal year ended August 31, 2022, the Tax-Managed All Market Income Portfolio, the Tax-Managed Wealth Appreciation Strategy, the Sustainable Thematic Balanced Portfolio, the All Market Total Return Portfolio and the Wealth Appreciation Strategy paid ABIS $32,523, $76,629, $48,975, $184,843 and $259,990, respectively, for transfer agency services.

Many Fund shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives (“financial intermediaries”) for the benefit of their customers. In those cases, the Funds often do not maintain an account for the beneficial owner of the Fund’s shares. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Financial intermediaries and recordkeepers, which may have affiliated financial intermediaries that sell shares of the AB Mutual Funds, may be paid by a Fund, the Adviser, ABI and ABIS (i) account fees in amounts up to $19 per account per annum, (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held through the intermediary, or (iii) a combination of both. These amounts include fees for shareholder servicing, sub-transfer agency, sub-accounting and recordkeeping services. These amounts do not include fees for shareholder servicing that may be paid separately by a Fund pursuant to its Rule 12b-1 plan. Amounts paid by a Fund for these services are included in “Other Expenses” under “Fees and Expenses of the Fund” in the Summary Information section of the Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Securities Lending Agreement

State Street Bank and Trust Company (“State Street”) serves as the securities lending agent to the Funds and is responsible for the implementation and administration of a securities

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lending program pursuant to a Securities Lending Authorization Agreement (“Securities Lending Agreement”). Pursuant to the Securities Lending Agreement, State Street provides the following services: effecting loans of Fund securities to any person on a list of approved borrowers; determining whether a loan shall be made and negotiating and establishing the terms and conditions of the loan with the borrower; ensuring that payments relating to distributions on loaned securities are timely and properly credited to a Fund’s account; collateral management (including valuation and daily mark-to-market obligations); cash collateral reinvestment in accordance with the Securities Lending Agreement; and maintaining records and preparing reports regarding loans that are made and the income derived therefrom.

The Funds earned income and paid fees and compensation related to their securities lending activities during the most recent fiscal year as follows:

	Wealth Appreciation Strategy	All Market Total Return Portfolio	Sustainable Thematic Balanced Portfolio	Tax-Managed Wealth Appreciation Strategy	Tax-Managed All Market Income Portfolio
Gross income from securities lending activities	$17,389	$121,544	$6,708	$0	$0
Fees paid to securities lending agent from revenue split	$1,669	$10,343	$664	$0	$0
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0	$0	$0	$0	$0
Administrative fees not included in the revenue split	$0	$0	$0	$0	$0
Indemnification fees not included in the revenue split	$0	$0	$0	$0	$0
Rebate (paid to borrowers)	$688	$17,854	$26	$0	$0
Other fees not included in revenue split	$0	$0	$0	$0	$0
Aggregate fees and/or compensation for securities lending activities	$2,357	$28,197	$690	$0	$0
Net income from securities lending activities	$15,032	$93,347	$6,018	$0	$0

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PURCHASE OF SHARES

The following information supplements that set forth in your Prospectus under the heading “Investing in the Funds”.

General

Shares of the Funds are offered on a continuous basis at a price equal to their NAV, plus an initial sales charge at the time of purchase (“Class A shares”), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC (“Class C shares”), to Group Retirement Plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC (“Class R shares”), to Group Retirement Plans eligible to purchase Class K shares, without any initial sales charge or CDSC (“Class K shares”), to Group Retirement Plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC (“Class I shares”), to investors eligible to purchase Class Z shares, without any initial sales charge or CDSC (“Class Z shares”) or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC (“Advisor Class shares”), in each case as described below. “Group Retirement Plans” are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund. All classes of shares of each Fund, except Class I, Class Z and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Funds that are offered subject to a sales charge are offered through (i) investment dealers that are members of the Financial Industry Regulatory Authority and have entered into selected dealer agreements with ABI (“selected dealers”), (ii) depository institutions and other financial intermediaries or their affiliates that have entered into selected agent agreements with ABI (“selected agents”), and (iii) ABI. Wealth Appreciation Strategy does not offer Class I shares and Tax-Managed Wealth Appreciation Strategy and Tax-Managed All Market Income Portfolio do not offer Class R, K or I shares.

Investors may purchase shares of the Funds through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Funds are not responsible for, and have no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Funds’ shares may receive differing compensation for selling different classes of shares.

In order to open your account, a Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name,

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date of birth, physical address, social security/taxpayer identification number, and ownership/control information (for certain legal entities). Ownership/control information for legal entities may include the name, date of birth, physical address, and identification number (generally a social security or taxpayer identification number) of owners/controlling persons. It will not be possible to establish your account without this information. If a Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

The Board has approved the liquidation and termination of Tax-Managed All Market Income Portfolio. The Fund has suspended most sales of its shares pending the completion of the liquidation and the payment of one or more liquidating distributions to its shareholders, anticipated to be made on or shortly after February 3, 2023. For further information, please see “Summary Information – AB Tax-Managed All Market Income Portfolio – Additional Information” in the Prospectus.

Frequent Purchases and Sales of Fund Shares

The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.

Risks Associated With Excessive or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Fund ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as “time zone arbitrage”). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading

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policies discussed below, will significantly reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded or traded infrequently, or that have a limited public float has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). The Funds may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds will seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Funds’ ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

•	Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third-party authority to buy and sell Fund shares, the Funds may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.
•	Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Funds will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or “blocking” future purchase or exchange activity. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund’s current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have
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declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be “locked” into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

•	Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant’s privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Purchase of Shares

Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If a Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

The public offering price of shares of each Funds is its NAV, plus, in the case of Class A shares of the Fund a sales charge. On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which the Fund invests might materially affect the value of the Fund’s shares, the NAV per share is computed as of the Fund Closing Time, which is the close of regular trading on each day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

The respective NAVs of the various classes of shares of a Fund are expected to be substantially the same. However, the NAVs of the Class C, Class R and Class K shares will generally be slightly lower than the NAV of the Class A, Advisor Class, Class I and Class Z shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

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The Funds will accept unconditional orders for their shares to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABIS prior to the Fund Closing Time are priced at the NAV computed as of the Fund Closing Time on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the Fund Closing Time. The financial intermediary is responsible for transmitting such orders by a prescribed time to a Fund or its transfer agent. If the financial intermediary receives the order after the Fund Closing Time, the price received by the investor will be based on the NAV determined as of the Fund Closing Time on the next business day. Each Fund has authorized one or more brokers to receive on its behalf purchase orders. Such brokers are authorized to designate other intermediaries to receive purchase orders on the Fund’s behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Each Fund may, at its sole option, accept securities as payment for shares of the Fund, including from certain affiliates of the Fund in accordance with the Fund’s procedures, if the Adviser believes that the securities are appropriate investments for the Fund. The securities are valued by the method described under “Net Asset Value” below as of the date the Fund receives the securities and corresponding documentation necessary to transfer the securities to the Fund. This is a taxable transaction to the shareholder.

Following the initial purchase of the Fund’s shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an “Autobuy” application, both of which may be obtained by calling the “For Literature” telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association (“NACHA”). Telephone purchase requests must be received before the Fund Closing Time on a Fund business day to receive that day’s public offering price. Telephone purchase requests received after the Fund Closing Time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the Fund Closing Time on such following business day.

Full and fractional shares are credited to a shareholder’s account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Fund, the Funds will not issue share certificates representing shares of a Fund. Ownership of a Fund’s shares will be shown on the books of the Fund’s transfer agent.

Each class of shares of a Fund represents an interest in the same portfolio of investments of that Fund, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC when applicable) and Class C shares bear the expense of the CDSC, (ii) depending on the Fund, Class C shares and Class R shares typically each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares, and Class I shares, Class Z shares and Advisor Class shares do not

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bear such a fee (iii) Class C shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (iv) each of Class A, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if a Fund submits to a vote of the Class A shareholders, an amendment to the Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class C shareholders because the Class C shares convert to Class A shares under certain circumstances, and the Class A shareholders and the Class C shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

The Trustees of the Trust have determined that currently no conflict of interest exists between or among the classes of shares of any respective Fund On an ongoing basis, the Trustees of the Trust, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements

Classes A and C Shares. Class A and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for Group Retirement Plans. See “Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts” below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Funds, the accumulated distribution services fee and CDSC on Class C shares prior to conversion would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all of their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all of their funds will be invested initially.

Other investors might determine, however, that it would be more advantageous to purchase Class C shares in order to have all of their funds invested initially, although remaining

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subject to higher continuing distribution charges and being subject to a CDSC for a one-year period. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee on Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

Compensation Paid to Principal Underwriter

During the fiscal years ended August 31, 2022, August 31, 2021 and August 31, 2020, the aggregate amounts of underwriting commissions payable with respect to shares of the Tax-Managed All Market Income Portfolio were $6,518, $5,411 and $26,953, respectively. Of those amounts, ABI retained $461, $333 and $728, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

During the fiscal years ended August 31, 2022, August 31, 2021 and August 31, 2020, the aggregate amounts of underwriting commissions payable with respect to shares of the Tax-Managed Wealth Appreciation Strategy were $21,458, $7,944 and $10,637, respectively. Of those amounts, ABI retained $1,822, $487 and $778, respectively, representing that portion of the sales charges paid on Class A shares which were not reallocated to selected dealers.

During the fiscal years ended August 31, 2022, August 31, 2021 and August 31, 2020, the aggregate amounts of underwriting commissions payable with respect to shares of the Sustainable Thematic Balanced Portfolio were $19,264, $30,559 and $26,200, respectively. Of those amounts, ABI retained $1,316, $2,065 and $1,716, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

During the fiscal years ended August 31, 2022, August 31, 2021 and August 31, 2020, the aggregate amounts of underwriting commissions payable with respect to shares of the All Market Total Return Portfolio were $76,764, $109,627 and $110,824, respectively. Of those amounts, ABI retained $4,816, $7,248 and $6,838, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

During the fiscal years ended August 31, 2022, August 31, 2021 and August 31, 2020, the aggregate amounts of underwriting commissions payable with respect to shares of the Wealth Appreciation Strategy were $76,829, $83,696 and $91,573, respectively. Of those amounts, ABI retained $4,739, $4,885 and $5,269, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

The following table shows the CDSCs received by ABI from each share class during each Fund’s last three fiscal years.

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Fiscal Year ended August 31	Amounts ABI Received in CDSCs from Class A Shares	Amounts ABI Received in CDSCs from Class C Shares

Tax-Managed All Market Income Portfolio
2022	$58	$277
2021	$261	$531
2020	$106	$114

Tax-Managed Wealth Appreciation Strategy
2022	$6	$63
2021	$0	$12
2020	$0	$186

Sustainable Thematic Balanced Portfolio
2022	$616	$564
2021	$618	$445
2020	$1,110	$330

All Market Total Return Portfolio
2022	$3,065	$1,670
2021	$640	$917
2020	$3,053	$1,605

Wealth Appreciation Strategy
2022	$1,197	$406
2021	$412	$410
2020	$1,790	$1,136

Class A Shares

The public offering price of Class A shares is the NAV plus a sales charge, as set forth below:

Sales Charge
Amount of Purchase	As % of Net Amount Invested	As % of the Public Offering Price	Discount or Commission t o Dealers or Agents of up to % of Offering Price
Up to $100,000	4.44%	4.25%	4.00%
$100,000 up to $250,000	3.36%	3.25%	3.00%
$250,000 up to $500,000	2.30%	2.25%	2.00%
$500,000 up to $1,000,000*	1.78%	1.75%	1.50%

______________________

*       There is no initial sales charge on transactions of $1,000,000 or more.

All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under “Contingent Deferred Sales Charge.” The

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Funds receive the entire NAV of their Class A shares sold to investors. ABI’s commission is the sales charge shown above less any applicable discount or commission “re-allowed” to selected dealers and agents. ABI will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives re-allowance in excess of 90% of such a sales charge may be deemed to be an “underwriter” under the Securities Act.

No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, or (ii) in exchange for Class A shares of other “AB Mutual Funds” (as that term is defined under “Combined Purchase Privilege” below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AB Government Money Market Portfolio that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC.

Commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder of $1,000,000 or more that are not subject to an initial sales charge at up to the following rates: 1.00% on purchase amounts up to $3,000,000; plus 0.75% on purchase amounts over $3,000,000 up to $5,000,000; plus 0.50% on purchase amounts over $5,000,000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.

In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

Class A Shares – Sales at NAV. Each Fund may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

(i)       investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser’s Institutional Investment Management Division;

(ii)       officers and present or former Directors of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, “relatives”) of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

(iii)       the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;

(iv)       persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary, under which such persons pay an asset-based fee for services in the nature of investment advisory or administrative services; or clients of broker-dealers or other financial intermediaries who purchase Class A shares for their own

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accounts through self-directed and/or non-discretionary brokerage accounts with the broker-dealers or financial intermediaries that may or may not charge a transaction fee to its clients;

(v)       plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by the Adviser’s Institutional Investment Management Division or Bernstein Global Wealth Management Division, including subsequent contributions to those IRAs;

(vi)       persons participating in a “Mutual Fund Only” brokerage program, sponsored and maintained by a registered broker-dealer or other financial intermediary;

(vii)       certain retirement plan accounts as described under “Alternative Purchase Arrangements-Group Retirement Plans and Tax-Deferred Accounts”;

(viii)       current Class A shareholders of AB Mutual Funds and investors who receive a “Fair Funds Distribution” (a “Distribution”) resulting from an SEC enforcement action against the Adviser and current Class A shareholders of AB Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds who, in each case, purchase shares of an AB Mutual Fund from ABI through deposit with ABI of the Distribution check; and

(ix)       certain firm-specific waivers as disclosed in Appendix B of the Prospectus.

Class C Shares

Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge, so that a Fund will receive the full amount of the investor’s purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables a Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

Eight years after the end of the calendar month in which the shareholder’s purchase order was accepted Class C shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class C shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

Conversion Feature for Class C Shares

For purposes of conversion to Class A shares, Class C shares purchased through the reinvestment of dividends and distributions paid in respect of such shares in a shareholder’s

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account will be considered to be held in a separate sub-account. Each time any Class C shares in the shareholder’s account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of such shares in the sub-account will also convert to Class A shares.

The conversion to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class C shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class C shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class C shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder’s purchase order was accepted.

Contingent Deferred Sales Charge

Class A share purchases of $1,000,000 or more and Class C shares that in either case are redeemed within one year of purchase will be subject to a CDSC of 1%, as will Class A share purchases by certain Group Retirement Plans (see “Alternative Purchase Arrangements – Group Retirement Plans and Tax-Deferred Accounts” below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

In determining the CDSC applicable to a redemption of Class C shares of a Fund, it will be assumed that the redemption is first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AB Mutual Fund originally purchased by the shareholder. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class C shares.

Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Funds in connection with the sale of the shares of the Funds, such as the payment of compensation to selected dealers and agents for selling shares of the Funds. The combination of the CDSC and the distribution services fee enables the Funds to sell shares without a sales charge being deducted at the time of purchase.

The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 72, (iii) that had been purchased by present or former Trustees of the Trust, by a relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see “Sales Charge Reduction Programs for Class A Shares-Systematic Withdrawal Plan”

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below), (v) to the extent that the redemption is necessary to meet a plan participant’s or beneficiary’s request for a distribution or loan from a Group Retirement Plan or to accommodate a plan participant’s or beneficiary’s direction to reallocate his or her plan account among other investment alternatives available under a Group Retirement Plan, (vi) due to the complete termination of a trust upon the death of the trustor/grantor, beneficiary or trustee but only if the trust termination is specifically provided for in the trust document, or (vii) that had been purchased with proceeds from a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $1,000,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for a Fund, or in the case of a Group Retirement Plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.

Class R Shares

Class R shares are offered to certain Group Retirement Plans. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein-sponsored retirement products. Class R shares do not have an initial sales charge or CDSC, but incur a.50% distribution services fee and thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

Class K Shares

Class K shares are available at NAV to Group Retirement Plans. Class K shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus have (i) a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

Class I Shares

Class I shares are available at NAV to Group Retirement Plans. Class I shares are also available to certain institutional investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates who invest at least $2 million in the Fund. Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement programs known as the “Informed Choice” programs. Class I shares are not subject to an initial sales charge, CDSC or distribution services fee, and thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

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Advisor Class Shares

Advisor Class shares of a Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that purchase shares directly without the involvement of a financial intermediary, (iii) by officers and present or former Directors of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investments in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates, or the relatives of any such person, or any trust, individual retirement account or retirement plan for the benefit of any such person; (iv) by the categories of investors described in clauses (i), (iii) and (iv) under “Class A Shares – Sales at NAV”; or (v) through brokerage platforms of firms that have agreements with ABI to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of a Fund in order to be approved by ABI for investment in Advisor Class shares. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares are not subject to an initial sales charge, CDSC or distribution services fees, and thus have a lower expense ratio and pay correspondingly higher dividends than Class A shares, Class C shares, Class R shares or Class K shares.

Class Z Shares

Class Z shares are available at NAV to certain Group Retirement Plans. Class Z shares generally are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class Z shares are not currently available to Group Retirement Plans in the AllianceBernstein-sponsored retirement programs known as the “Informed Choice” programs. Class Z shares are also available to certain institutional investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates who invest at least $2 million in the Fund. Class Z shares are also available to persons participating in certain fee-based programs sponsored and maintained by registered broker-dealers or other financial intermediaries with omnibus account arrangements with a Fund.

Class Z shares are not subject to an initial sales charge, CDSC or distribution services fee, and thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Alternative Purchase Arrangements – Group Retirement Plans and Tax-Deferred Accounts

Each Fund offers special distribution arrangements for Group Retirement Plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Fund including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group Retirement Plans also may not offer all classes of shares of a Fund. In addition, the Class A and Class C CDSC may be waived for investments made through certain Group Retirement

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Plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Class A Shares. Class A shares are available at NAV to Group Retirement Plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer’s employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility later in that month, all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. If the plan terminates the Fund as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption.

Class A shares are also available at NAV to Group Retirement Plans. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to a Fund’s distribution service plan.

Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan’s last purchase of Class C shares.

Class R Shares. Class R shares are available to certain Group Retirement Plans. Class R shares are not subject to an initial sales charge or CDSC, but are subject to a .50% distribution services fee.

Class K Shares. Class K shares are available to certain Group Retirement Plans. Class K shares are not subject to an initial sales charge or CDSC, but are subject to a .25% distribution services fee.

Class I Shares. Class I shares are available to certain Group Retirement Plans. Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement programs known as the “Informed Choice” programs. Class I shares are not subject to an initial sales charge, CDSC or a distribution services fee.

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Class Z Shares. Class Z shares are available to certain Group Retirement Plans. Class Z shares generally are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class Z shares are not currently available to Group Retirement Plans in the AllianceBernstein-sponsored programs known as the “Informed Choice” programs. Class Z shares are not subject to an initial sales charge, CDSC or distribution services fee.

Choosing a Class of Shares For Group Retirement Plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Fund’s share class eligibility criteria before determining whether to invest.

Currently, Funds offering Class R, Class K and Class I shares also make their Class A shares available at NAV to Group Retirement Plans. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower Rule 12b-1 distribution services fees and Class I and Class Z shares have no CDSC or Rule 12b-1 distribution services fees, plans should consider purchasing Class K shares, Class I shares or Class Z shares, if eligible, rather than Class A shares.

In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

  the Rule 12b-1 distribution services fees (0.25%) and the 1%, 1-year CDSC with respect to Class A shares;
  the higher Rule 12b-1 distribution services fees (0.50%) and the absence of a CDSC with respect to Class R shares; and
  the lower Rule 12b-1 distribution services fees (0.25%) and the absence of a CDSC with respect to Class K shares.

Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

Sales Charge Reduction Programs for Class A Shares

The AB Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If a Fund is not notified that a shareholder is eligible for these reductions, that Fund will be unable to ensure that the reduction is applied to the shareholder’s account.

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Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Fund (and/or any other AB Mutual Fund) into a single “purchase.” By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under “Alternative Purchase Arrangements.” A “purchase” means a single purchase or concurrent purchases of shares of a Fund or any other AB Mutual Fund, by (i) an individual, his or her spouse or domestic partner, or the individual’s children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term “purchase” also includes purchases by any “company,” as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term “purchase” does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Currently, the AB Mutual Funds include:

AB Bond Fund, Inc.

-AB All Market Real Return Portfolio

-AB Bond Inflation Strategy

-AB High Yield Portfolio

-AB Income Fund

-AB Limited Duration High Income Portfolio

-AB Municipal Bond Inflation Strategy

-AB Short Duration Income Portfolio

-AB Sustainable Thematic Credit Portfolio

-AB Tax-Aware Fixed Income Opportunities Portfolio

-AB Total Return Bond Portfolio

AB Cap Fund, Inc.

-AB All China Equity Portfolio

-AB All Market Income Portfolio

-AB Concentrated Growth Fund

-AB Concentrated International Growth Portfolio

-AB Emerging Markets Multi-Asset Portfolio

-AB Global Core Equity Portfolio

-AB International Strategic Core Portfolio

-AB Select US Equity Portfolio

-AB Select US Long/Short Portfolio

-AB Small Cap Growth Portfolio

-AB Small Cap Value Portfolio

-AB Sustainable US Thematic Portfolio

AB Core Opportunities Fund, Inc.

AB Discovery Growth Fund, Inc.

AB Equity Income Fund, Inc.

AB Fixed-Income Shares, Inc.

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-AB Government Money Market Portfolio

AB Global Bond Fund, Inc.

AB Global Real Estate Investment Fund, Inc.

AB Global Risk Allocation Fund, Inc.

AB High Income Fund, Inc.

AB Large Cap Growth Fund, Inc.

AB Municipal Income Fund, Inc.

-AB California Portfolio

-AB High Income Municipal Portfolio

-AB National Portfolio

-AB New York Portfolio

AB Municipal Income Fund II

-AB Arizona Portfolio

-AB Massachusetts Portfolio

-AB Minnesota Portfolio

-AB New Jersey Portfolio

-AB Ohio Portfolio

-AB Pennsylvania Portfolio

-AB Virginia Portfolio

AB Relative Value Fund, Inc.

AB Sustainable Global Thematic Fund, Inc.

AB Sustainable International Thematic Fund, Inc.

AB Trust

-AB Discovery Value Fund

-AB International Value Fund

-AB Value Fund

The AB Portfolios

-AB All Market Total Return Portfolio

-AB Growth Fund

-AB Sustainable Thematic Balanced Portfolio

-AB Tax-Managed All Market Income Portfolio

-AB Tax-Managed Wealth Appreciation Strategy

-AB Wealth Appreciation Strategy

Sanford C. Bernstein Fund, Inc.

-Intermediate California Municipal Portfolio

-Intermediate Diversified Municipal Portfolio

-Intermediate Duration Portfolio

-Intermediate New York Municipal Portfolio

-Short Duration Plus Portfolio

Prospectuses for the AB Mutual Funds may be obtained without charge by contacting ABIS at the address or the “For Literature” telephone number shown on the front cover of this SAI or on the Internet at www.abfunds.com.

Cumulative Quantity Discount (Right of Accumulation). An investor’s purchase of additional Class A shares of a Fund may be combined with the value of the shareholder’s existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts

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described under “Alternative Purchase Arrangements.” In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

(i)	the investor’s current purchase;
(ii)	the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of the relevant Fund held by the investor and (b) all shares held by the investor of any other AB Mutual Fund; and
(iii)	the higher of cost or NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single “purchase” (see above).

The initial sales charge you pay on each purchase of Class A shares will take into account your accumulated holdings in all classes of shares of AB Mutual Funds. Your accumulated holdings will be calculated as (a) the value of your existing holdings as of the day prior to your additional investment or (b) the amount you invested including reinvested dividends but excluding appreciation and less any amount of withdrawals, whichever is higher.

For example, if an investor owned shares of an AB Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

Letter of Intent. Class A investors may also obtain the quantity discounts described under “Alternative Purchase Arrangements” by means of a written Letter of Intent, which expresses the investor’s intention to invest at least $100,000 in Class A shares of any AB Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent.

Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AB Mutual Funds under a single Letter of Intent. The AB Mutual Funds will use the higher of cost or current NAV of the investor’s existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Funds, the investor and the investor’s spouse or domestic partner each purchase shares of the Funds worth $20,000 (for a total of $40,000), but the current NAV of all applicable accounts is $45,000 at the time a $100,000 Letter of Intent is initiated, it will only be necessary to invest a total of $55,000 during the following 13 months in shares of the Funds or any other AB Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such

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amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Fund can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to a Fund at the address shown on the cover of this SAI.

Dividend Reinvestment Program. Under a Fund’s Dividend Reinvestment Program, unless you specify otherwise, your dividends and distributions will be automatically reinvested in the same class of shares of the Fund without an initial sales charge or CDSC. If you elect to receive your distributions in cash, you will only receive a check if the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in Fund shares. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or “ACH”. If you elect to receive distributions by check, your distributions and all subsequent distributions may nonetheless be reinvested in additional shares of the Fund under the following circumstances:

(a) the postal service is unable to deliver your checks to your address of record and the checks are returned to the Fund’s transfer agent as undeliverable; or

(b) your checks remain uncashed for nine months.

Additional shares of the Fund will be purchased at the then current NAV. You should contact the Fund’s transfer agent to change your distribution option. Your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

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Dividend Direction Plan. A shareholder who already maintains accounts in more than one AB Mutual Fund may direct that income dividends and/or capital gains paid by one AB Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of any eligible class of one or more other AB Mutual Fund(s) in which the shareholder maintains an account. Further information can be obtained by contacting ABIS at the address or the “For Literature” telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application found in your Prospectus. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan

General. Any shareholder who owns or purchases shares of a Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 72 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Fund automatically reinvested in additional shares of the Fund.

Shares of a Fund owned by a participant in the Fund’s systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor’s principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or a Fund.

Withdrawal payments will not automatically end when a shareholder’s account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder’s account and may subject the shareholder to a Fund’s involuntary redemption provisions. See “Redemption and Repurchase of Shares – General.” Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

Payments under a systematic withdrawal plan may be made by check or electronically via the ACH network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Fund should complete the appropriate portion of the Mutual Fund Application, while current Fund shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the “For Literature” telephone number shown on the cover of this SAI.

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CDSC Waiver for Class A Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A or Class C shares in a shareholder’s account may be redeemed free of any CDSC.

With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms

Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Funds may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

In the case of Class A shares, all or a portion of the initial sales charge that you pay is paid by ABI to financial intermediaries selling Class A shares. ABI also pays these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class C shares, ABI pays, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

In the case of Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

In the case of Advisor Class shares, your financial intermediary may charge ongoing fees or transactional fees. ABI may pay a portion of “ticket” or other transactional charges.

Your financial advisor’s firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

•	upfront sales commissions;
•	Rule 12b-1 fees;
•	additional distribution support;
•	defrayal of costs for educational seminars and training; and
•	payments related to providing recordkeeping and/or transfer agency services.

Please read your Prospectus carefully for information on this compensation. Please also refer to Appendix B—Financial Intermediary Waivers in the Prospectus.

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Other Payments for Distribution Services and Educational Support

In addition to the commissions paid to or charged by financial intermediaries at the time of sale and the fees described under “Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees,” in your Prospectus, some or all of which are paid to financial intermediaries (and, in turn, may be paid to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

For 2022, ABI expects to pay approximately 0.04% of the average monthly assets of the AB Mutual Funds, or approximately $23 million, for distribution services and education support related to the AB Mutual Funds. In 2021, ABI paid approximately 0.04% of the average monthly assets of the AB Mutual Funds or approximately $25 million, for distribution services and educational support related to the AB Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm’s AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational or marketing purposes. In some cases, firms will include the AB Mutual Funds on a “preferred list”. ABI’s goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

Each Fund and ABI also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see “Expenses of the Funds– Transfer Agency Agreement” above. These expenses paid by the Funds are included in “Other Expenses” under “Fees and Expenses of the Funds – Annual Fund Operating Expenses” in your Prospectus.

If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds, the Adviser, ABI and by sponsors of

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other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.

ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

Advisor Group

American Enterprise Investment Services

Cadaret, Grant & Co.

Citigroup Global Markets

Citizens Securities

Commonwealth Financial Network

Equitable Advisors

FIS Brokerage Services

Great-West Life & Annuity Insurance Co.

Institutional Cash Distributors (ICD)

John Hancock Retirement Plan Services

JP Morgan Securities

Lincoln Financial Advisors Corp.

Lincoln Financial Securities Corp.

LPL Financial

Merrill Lynch

Morgan Stanley

Northwestern Mutual Investment Services

One America

PNC Investments

Principal Life

Raymond James

RBC Wealth Management

Robert W. Baird

Truist Investment Services

UBS Financial Services

US Bancorp Investments

Wells Fargo Advisors

ABI expects that additional firms may be added to this list from time to time.

Although the Funds may use brokers and dealers that sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

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REDEMPTION AND REPURCHASE OF SHARES

The following information supplements that set forth in your Prospectus under the heading “Investing in the Funds”. If you are an Advisor Class shareholder through an account established under a fee-based program or commission-based brokerage program, your program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Similarly, if you are a shareholder through a Group Retirement Plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of a Fund that are different from those imposed below.

Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption

Subject only to the limitations described below, the Funds will redeem shares tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A or Class C shares, there is no redemption charge. A Fund expects that it will typically take one to three business days following the receipt of a shareholder’s redemption request in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days after the day it is received in proper form by the Fund by the Fund Closing Time. If a shareholder is in doubt about what documents are required by his or her investment program or employee benefit plan, the shareholder should contact his or her financial intermediary.

The right of redemption may not be suspended and the date of payment upon redemption may not be postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of a Fund.

A Fund may, but is not obligated to, temporarily delay the disbursement of redemption proceeds from an account held directly with the Fund by a Specified Adult (as defined below) if there is a reasonable belief that financial exploitation of the Specified Adult has occurred, is

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occurring, has been attempted, or will be attempted. The Fund will provide notice of this temporary delay, and it will be for an initial period of no more than 15 business days while the Fund conducts an internal review of the facts and circumstances of the suspected financial exploitation. If the internal review supports the Fund’s belief that actual or attempted financial exploitation has occurred or is occurring, the Fund may extend the hold for up to 10 additional business days. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.

Payment of the redemption price normally will be made in cash but may be made, at the option of a Fund, in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder’s shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of a Fund’s portfolio securities at the time of such redemption or repurchase. Redemption proceeds will reflect the deduction of the applicable CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gain (or loss), depending upon the shareholder’s holding period and basis in respect of the shares redeemed.

To redeem shares of a Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to that Fund containing a request for redemption. The Funds may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

To redeem shares of the Funds represented by share certificates, an investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the relevant Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to that Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

Telephone Redemption by Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no share certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an “Autosell” application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000, and must be made before the Fund Closing Time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder’s designated bank account at a bank selected by the shareholder that is a member of NACHA.

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Telephone Redemption by Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no share certificates have been issued, by telephone at (800) 221-5672 before the Fund Closing Time, on a Fund business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder’s address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

Telephone Redemptions–General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Funds reserve the right to suspend or terminate their telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or “street name” accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Funds, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that a Fund reasonably believes to be genuine. The Funds will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If a Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Redemptions Through Intermediaries. A Fund may redeem shares through ABI or financial intermediaries. The redemption price will be the NAV next determined after ABI receives the request (less the CDSC, if any), except that requests placed through financial intermediaries before the Fund Closing Time will be executed at the NAV determined as of the Fund Closing Time. Neither the Funds nor ABI charge a fee or commission in connection with the redemption of shares (except for the CDSC, if any, with respect to the Class A and Class C shares). Normally, if shares of a Fund are offered through a financial intermediary, the redemption is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service.

Account Closure

Each Fund reserves the right to close out an account that has remained below $1,000 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Fund recently purchased by check, redemption proceeds will not be made available until the relevant Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

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SHAREHOLDER SERVICES

The following information supplements that set forth in your Prospectus under the heading “Investing in the Funds”. The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated.

If you are an Advisor Class shareholder through an account established under a fee-based program or commission-based brokerage program or a shareholder in a Group Retirement Plan, your program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such intermediary.

Automatic Investment Program

Investors may purchase shares of the Funds through an automatic investment program utilizing electronic funds transfer drawn on the investor’s own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor’s bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor’s initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor’s account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $50 monthly minimum.

Exchange Privilege

You may exchange your investment in a Fund or shares of the same class of other AB Mutual Funds if the other AB Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AB Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service

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in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A, Class C, Class R, Class K, Class I and Class Z shares of the Fund for Advisor Class shares of the Fund or Class C shares of the Fund for Class A shares of the Fund. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day’s NAV, ABIS must receive and confirm a telephone exchange request by the Fund Closing Time on that day.

Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class C shares of a Fund, for the purpose of conversion to Class A shares of that Fund. After an exchange, your Class C shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class C shares of the AB Mutual Fund you originally purchased for cash (“original shares”). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the prospectus of the AB Mutual Fund into which you are exchanging before submitting the request. Call ABIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A, Class C, Class R, Class K, Class I or Class Z shares of a Fund for Advisor Class shares or Class C shares for Class A shares of the same Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days’ written notice.

All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AB Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund’s prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges of shares of AB Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

Each Fund shareholder and the shareholder’s financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange at (800) 221-5672 before the Fund Closing Time, on a Fund business day as defined above. Telephone requests for exchange received before the Fund Closing Time, on the Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in

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connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

A shareholder may elect to initiate a monthly “Auto Exchange” whereby a specified dollar amount’s worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AB Mutual Fund.

None of the AB Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that a Fund reasonably believes to be genuine. The Funds will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If a Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

The exchange privilege is available only in states where shares of the AB Mutual Funds being acquired may legally be sold. Each AB Mutual Fund reserves the right, at any time on 60 days’ notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Statements and Reports

Each Fund transmits to shareholders its semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual reports, the reports of the Funds’ independent registered public accounting firm, Ernst & Young LLP, One Manhattan West, New York, New York 10001-8604. In addition, shareholders also receive a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

NET ASSET VALUE

The NAV of each Fund is calculated at the close of regular trading on any day the Exchange is open (ordinarily 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by a Fund on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Fund’s per share NAV is calculated by dividing the value of that Fund’s total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

The following describes the typical methods for valuing investments commonly held by the Funds:

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Portfolio securities are valued at market value or, if market quotations are not readily available or are unreliable, at fair value as determined in accordance with applicable rules under the 1940 Act and the Funds’ pricing policies and procedures. Pursuant to Rule 2a-5 under the 1940 Act, each Fund’s Board has designated the Adviser as the valuation designee (“Valuation Designee”) with responsibility for performing all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. The Adviser has established a valuation committee of senior officers and employees to fulfill the Adviser’s responsibilities as each Fund’s Valuation Designee, which operates under policies and procedures approved by the Board, to value the Fund’s assets.

Equity securities listed on the Exchange or another national exchange (other than securities listed on the NASDAQ), are valued at their last sale prices reflected on the consolidated tape at the close of the exchange. Securities listed and trading on the NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on the relevant business day, closing prices provided by the exchange, last trade prices from other exchanges, other trade prices available or fair value methodology may be used to value the securities. OTC equity securities trading on “Pink Sheets” are valued at the mid-level between current bid and asked prices. If mid-prices are not available, securities will be valued at bid prices. The Valuation Designee may fair value international equity securities in Funds that are valued as of 4:00 p.m. Eastern Time. Fair valuing such securities seeks to align closing prices on foreign markets that close prior to 4:00 p.m. Eastern Time with closing prices on U.S. Markets.

Fixed-income instruments are typically valued on the basis of bid prices provided by an approved pricing service when the Valuation Designee reasonably believes that such prices reflect the fair value of the instrument. The market convention may be to use the mid-price between bid and offer in certain markets, and fixed-income instruments may be valued on the basis of the mid-prices when such prices reflect the convention of the particular markets. If the Valuation Designee determines that an appropriate pricing vendor does not exist for a fixed-income instrument, the Valuation Designee may use broker quotations consistent with the manner in which the instruments are quoted and traded.

The fair value of listed derivatives and OTC derivatives is determined with market models and inputs sourced from market data providers. Fair value is determined based on the terms of the instruments and with inputs as of the valuation date. Indicative broker quotations and/or values provided by counterparties may be used if an instrument is not easily modeled and pricing vendors are not able to price the instrument.

When making a fair value determination, the Adviser may take into account any factors it deems appropriate. The Adviser may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used to calculate NAV may differ from quoted or published prices for the same securities. Making a fair value determination involves subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

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The Adviser expects to make fair value determinations for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Adviser may make fair value determinations more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before each Fund ordinarily values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Adviser may frequently value many of a Fund’s foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

The Board may suspend the determination of a Fund’s NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, if the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

For purposes of determining each Fund’s NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

The assets attributable to the Class A shares, Class C shares, Advisor Class shares, Class R shares, Class K shares, Class I and Class Z shares are invested together in a single portfolio for each Fund. The NAV of each class is determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of plans adopted by the Funds in accordance with Rule 18f-3 under the 1940 Act.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends paid by the Funds, if any, with respect to Class A, Class C, Class R, Class K, Class I and Class Z shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class A and Class C shares, and any incremental transfer agency costs relating Class C shares, will be borne exclusively by the class to which they relate.

The following discussion addresses only the principal U.S. federal income tax considerations pertinent to the Funds and to shareholders of the Funds. This discussion does not

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purport to be complete or to address all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). The following discussion also provides only limited information about the U.S. federal income tax treatment of shareholders that are not U.S. shareholders. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive. In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder’s own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

United States Federal Income Taxation of Dividends and Distributions

Taxation of Each Fund. Each Fund is treated as a separate taxable entity for U.S. federal income tax purposes. Each Fund intends to qualify for tax treatment as a “regulated investment company” under Subchapter M of the Code, for each taxable year.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a)       derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in certain qualified publicly traded partnerships;

(b)       distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c)       diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships. In the case of the Fund’s investments in loan participations, if any, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely

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manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to U.S. shareholders as ordinary income. (Some portions of such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of non-corporate U.S. shareholders and (ii) for the dividends received deduction in the case of corporate U.S. shareholders.) In addition, each Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

A Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

Fund Distributions. Distributions of net investment income made by any of the Funds are generally taxable to U.S. shareholders as ordinary income (see “Exempt-Interest Dividends” below for special rules applying to certain distributions made by the Tax-Managed All Market Income Portfolio). Distributions are taxable to U.S. shareholders even if they are paid from income or gains earned by the Fund before the shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether the shareholder receives them in cash or reinvests them in additional shares.

Income dividends are typically declared and paid annually, except with respect to Tax-Managed All Market Income Portfolio, which generally declares and pays monthly; capital gains distributions for the Funds typically occur annually in December.

Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a U.S. shareholder has owned his or her shares in the Fund. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to U.S. shareholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable to U.S. shareholders as ordinary income.

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Some or all of the distributions from a Fund may be treated as “qualified dividend income,” taxable to U.S. individuals, trusts and estates at the same preferential tax rates as long-term capital gains. A distribution from a Fund will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the shareholder must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of this preferential tax rate. To the extent distributions from a Fund are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Fund will not be eligible for the lower rates. A Fund will notify shareholders as to how much of the Fund’s distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

Any dividend or distribution received by a U.S. shareholder on shares of one of the Funds (even if received shortly after the purchase of such shares by such shareholder) will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution.

Exempt-Interest Dividends. Distributions that the Tax-Managed All Market Income Portfolio properly designate as exempt-interest dividends are treated as interest excludable from U.S. shareholders’ gross income for federal income tax purposes, but may be taxable for federal alternative minimum tax purposes (for individual taxpayers) and for state and local income tax purposes. Because it intends to qualify to pay exempt-interest dividends, the Tax-Managed All Market Income Portfolio may be limited in its abilities to enter into taxable transactions (for example, involving forward commitments, repurchase agreements, financial futures and certain options contracts).

Part or all of the interest on indebtedness, if any, incurred or continued by a U.S. shareholder to purchase or carry shares of the Tax-Managed All Market Income Portfolio is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

The Tax-Managed All Market Income Portfolio will inform its investors within 60 days of the Fund’s fiscal year-end of the percentage of their respective income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund’s income that was tax-exempt during the period covered by the distribution.

The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. You are advised to consult with your tax adviser about state and local tax matters. In addition, exempt-interest dividends, if any, attributable to interest received on

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certain private activity obligations and certain industrial development bonds will not be tax-exempt to any U.S. shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users.

Dividends Received Deduction. Corporate U.S. shareholders may be able to take a dividends-received deduction with respect to the portion of any Fund distribution representing certain dividends received by the Fund from domestic corporations during the taxable year. The ability to take a dividends-received deduction is subject to particular requirements and limitations in the Code.

Please consult your tax advisers to determine whether a dividends-received deduction can be taken in respect of distributions made to you by any of the Funds.

Return of Capital Distributions. If a Fund makes a distribution in excess of its current and accumulated “earning and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a U.S. shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a U.S. shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular U.S. shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed, even when a Fund’s NAV also reflects unrealized losses.

Redemptions, Sales, and Exchanges of Shares. Redemptions, sales, and exchanges of shares in any of the Funds (including exchanges of shares in one Fund for those in another Fund or regulated investment company) are generally taxable transactions for U.S. federal income tax purposes, generally giving rise to gain or loss recognition by U.S. shareholders at rates applicable to long-term or short-term capital gains depending on whether the shares were held for more than one year or for one year or less, respectively. However, if a U.S. shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for U.S. federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Cost Basis Reporting. As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the Internal Revenue Service the “cost basis” of shares acquired by a shareholder on or after January 1, 2012 (“covered shares”) and subsequently

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redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Fund will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out (FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the Fund. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then the Fund’s default cost basis calculation method, which is currently the Average Cost method - will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Options, Futures, Forward Contracts, and Swap Agreements. Each Fund may enter hedging transactions and other transactions in options, futures contracts, forward contracts, swap agreements, straddles, foreign currencies, and other instruments, all of which are subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

Certain of each Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If its book income is less than the sum of its taxable income and net tax-exempt income (if any), a Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

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Securities Issued or Purchased at a Discount. An investment made in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund making the investment to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Capital Loss Carryover. Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to a Fund are shown in the notes to the financial statements incorporated by reference into this SAI.

Foreign Currency-Denominated Securities and Related Hedging Transactions. Each Fund may enter transactions in foreign currencies, foreign currency-denominated debt securities, and certain foreign currency options, futures contracts, and forward contracts (and other similar instruments), which may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

With respect to each of the Funds, investments in foreign securities may be subject to foreign withholding taxes, effectively decreasing the yield on those securities, and may increase or accelerate the Fund’s recognition of ordinary income and affect the timing or amount of the Fund’s distributions. None of the Funds expects that U.S. shareholders will be able to claim a credit or deduction with respect to foreign taxes paid by the Fund.

Investments in Wholly-Owned Subsidiary by All Market Total Return Portfolio. As described in the Prospectus, All Market Total Return Portfolio may gain exposure to the commodities markets through investments in commodity-linked derivative instruments. On December 16, 2005, the IRS issued Revenue Ruling 2006-1 which held that income derived from commodity-linked swaps would not be qualifying income. As such, All Market Total Return Portfolio’s ability to utilize commodity-linked swaps as part of its investment strategy is limited to a maximum of ten percent of its gross income.

A subsequent revenue ruling, Revenue Ruling 2006-31, clarified the holding of Revenue Ruling 2006-1 by providing that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The IRS has also issued several private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked swaps is qualifying income, in certain circumstances. Based on the reasoning in such rulings, All Market Total Return Portfolio intends to seek to gain exposure to the commodity markets primarily through investments in commodity-linked derivative instruments and through investments in its Subsidiary (as discussed below). The use of commodity-linked derivative instruments involves specific risks. The Prospectus, under the heading “Additional Information about the Funds’ Strategies, Risks and Investments – Derivatives”, provides further information regarding commodity-linked derivative instruments, including the risks associated with these instruments.

As discussed in “Description of the Funds – Investments in the Wholly-Owned Subsidiary”, All Market Total Return Portfolio intends to invest a portion of its assets in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. The

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IRS has issued numerous private letter rulings to other investment companies holding that income derived from an investment in a subsidiary that invests in commodity-linked derivatives constitutes qualifying income for the purposes of Subchapter M. These rulings can only be relied upon by the taxpayer to whom they were issued and therefore All Market Total Return Portfolio cannot rely on them. In August 2011, the IRS suspended the issuance of private letter rulings in this area while it considers certain issues raised by the private letter rulings. In September 2016, the IRS issued Proposed Treasury Regulations which would have treated income derived by All Market Total Return Portfolio from the Subsidiary as qualifying income only to the extent that such income is currently distributed. However, in 2019, the IRS issued final Treasury Regulations which treat income derived by All Market Total Return Portfolio from the Subsidiary as qualifying income regardless of whether such amounts are distributed.

The Subsidiary will be treated as a controlled foreign corporation. All Market Total Return Portfolio will be treated as a “U.S. shareholder” of the Subsidiary. As a result, All Market Total Return Portfolio will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” All Market Total Return Portfolio’s recognition of the Subsidiary’s “subpart F income” will increase All Market Total Return Portfolio’s tax basis in the Subsidiary. Distributions by the Subsidiary to All Market Total Return Portfolio will be tax-free, to the extent of its previously undistributed “subpart F income”, and will correspondingly reduce All Market Total Return Portfolio’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by All Market Total Return Portfolio.

Foreign corporations, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, foreign corporations, such as the Subsidiary, that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiary will derive income subject to such withholding tax.

Passive Foreign Investment Companies. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the

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imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Shares Purchased Through Tax-Qualified Plans. A dividend or distribution with respect to shares of a Fund held by defined contribution and other tax-qualified plans will generally not be taxable to the plans. Distributions from such plans to their respective individual participants will generally be taxable to those participants under applicable tax rules without regard to the character of the income earned by the qualified plans. Because special tax rules apply to investments though defined contribution plans and other tax-qualified plans, U.S. shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Unrelated Business Taxable Income. Under current law, a tax-exempt U.S. shareholder will generally not realize unrelated business taxable income with respect to its shares in any of the Funds, provided that those shares do not constitute debt-financed property in the hands of such shareholder within the meaning of the Code and, provided further, that no Fund holds shares in a REIT owning residual interests in a real estate mortgage investment conduit. However, prospective and current tax-exempt shareholders, including charitable remainder trusts (which lose tax-exempt status for any taxable years in which they realize any amount of unrelated business taxable income), should consult their respective tax advisers to determine the suitability of acquiring shares of a Fund.

Foreign Shareholders. Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by the foreign shareholder.

If the income from a Fund is not effectively connected with the foreign shareholder’s U.S. trade or business, then, except as discussed below, distributions of the Fund attributable to ordinary income paid to a foreign shareholder by the Fund will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Distributions of a Fund attributable to U.S. source portfolio interest income, net long-term capital gain and short-term capital gain will not be subject to this withholding tax if so designated.

A foreign shareholder generally would be exempt from federal income tax on gain realized from the sale or redemption of shares of a Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

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If the income from a Fund is effectively connected with a foreign shareholder’s U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of a Fund will be subject to federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in a Fund can differ from the federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in a Fund.

Backup Withholding. Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage (currently 24%) of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding.

Tax Shelter Regulations. Under Treasury regulations pertaining to tax shelters, shareholders subject to U.S. federal income tax may be required in certain cases to file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders who are individuals recognizing $2 million or more of losses with respect to their shares in a Fund in any taxable year (or $4 million or more in a combination of taxable years) generally are subject to this requirement, as are shareholders that are corporations recognizing $10 million or more of losses with respect to their shares in a Fund in any taxable year (or $20 million or more in a combination of taxable years). Although shareholders directly owning shares in a corporation are in many cases excepted from this disclosure requirement, under current guidance these exceptions do not apply to shares of regulated investment companies such as the Funds. Shareholders in a Fund may also be subject to this disclosure requirement if they are in any way obligated not to disclose the U.S. federal income tax treatment or tax structure of their acquisition, holding, or disposition of their shares. Please consult your tax adviser to determine the applicability of these regulations in particular cases, including whether any subsequent guidance might exempt you from this disclosure requirement.

PORTFOLIO TRANSACTIONS

Subject to the general oversight of the Trustees, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions of the Funds. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as “best execution”). In connection with seeking best execution, a Fund does not consider sales of

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shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage, research and statistical services provided by the executing broker.

Neither the Funds nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. A broker-dealer may provide the Adviser with research or related services with an expectation, but not necessarily an explicit agreement or contract, that the Adviser will use the broker-dealer to execute client transactions in the future. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. While it is impracticable to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser’s own internal research and investment strategy capabilities. Research services furnished by brokers through which a Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client’s accounts, but not all such services may be used by the Adviser in connection with the Fund.

The extent to which commissions that will be charged by broker-dealers selected by the Funds may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Funds place portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers as a result of the placement of portfolio transactions could be useful and of value to the Adviser in servicing its other clients as well as the Funds; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Funds.

The Funds may deal in some instances in securities that are not listed on a national securities exchange but are traded in the OTC market. They may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the OTC or third market, the Funds will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others. In all cases, a Fund will attempt to negotiate best execution.

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Transactions for a Fund in fixed-income securities, including transactions in listed securities, are executed in the OTC market by market maker dealers with whom the Adviser maintains regular contact. These transactions will generally be principal transactions at net prices and the Funds will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

A Fund’s portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign OTC markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. OTC transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter’s discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

Investment decisions for a Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed in accordance with a similar strategy by the Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

Allocations are made by the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the trading department of the Adviser.

The Adviser continuously monitors and evaluates the performance and execution capabilities of brokers that transact orders for the Funds to ensure consistent quality executions. This information is reported to the Adviser’s Research Allocation Committee and Best Execution Committee, which oversee broker-selection issues. In addition, the Adviser periodically reviews the Funds’ transaction costs in light of current market circumstances using internal tools and analysis as well as statistical analysis and other relevant information from external vendors.

The amount of aggregate brokerage commissions paid by the Funds during the three most recent fiscal years, the related commissions allocated to persons or firms because of research services provided to the Fund or the Adviser during the most recent fiscal year and the aggregate

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amount of transactions allocated to persons or firms because of research services provided to the Fund or the Adviser during the most recent fiscal year are as follows:

Fiscal Year Ended August 31	Fund	Amount of Aggregate Brokerage Commissions	Commissions Allocated to Persons or Firms Because of Research Services Provided to the Fund or the Adviser	Aggregate Amount of Brokerage Transactions Allocated to Persons or Firms Because of Research Services to the Fund or the Adviser

2022	Tax-Managed	$30,632	$23,471	$111,727,838
2021	Wealth Appreciation	38,120
2020	Strategy	55,885

2022	Tax-Managed	$59,804	$16,875	$53,335,968
2021	All Market Income	54,096
2020	Portfolio	34,680

2022	Sustainable Thematic	$47,028	$9,275	$29,485,415
2021	Balanced Portfolio	75,491
2020		70,491

2022	Weath Appreciation	$38,777	$28,992	$168,256,523
2021	Strategy	71,737
2020		78,089

2022	All Market Total	$438,388	$156,358	$482,012,181
2021	Return Portfolio	467,688
2020		394,138

The Funds may, from time to time, place orders for the purchase or sale of securities (including listed call options) with SCB & Co. and Bernstein Autonomous LLP (a U.K. broker-dealer), affiliates of the Adviser (the “Affiliated Brokers”). In such instances, the placement of orders with the Affiliated Brokers would be consistent with the Funds’ objective of obtaining best execution and would not be dependent upon the fact that the Affiliated Brokers are affiliates of the Adviser. With respect to orders placed with the Affiliated Brokers for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

The aggregate amount of brokerage commissions paid to the Affiliated Brokers during each Fund’s three most recent fiscal years and, during the most recent fiscal year, the Affiliated Brokers’ percentage of aggregate brokerage commissions and the aggregate dollar amount of brokerage transactions, respectively, are as follows:

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Fiscal Year Ended	Fund	Amount of Brokerage Commissions Paid to Affiliated Brokers	% of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers	% of Fund’s Aggregate Dollar Amount of Brokerage Transactions Involving Payment of Commissions Through Affiliated Brokers

2022	Tax-Managed	$0	0%	0%
2021	Wealth Appreciation	492
2020	Strategy	1,232

2022	Tax-Managed	$0	0%	0%
2021	All Market Income	0
2020	Portfolio	0

2022	Sustainable Thematic	$0	0%	0%
2021	Balanced Portfolio	0
2020		0

2022	Wealth Appreciation	$0	0%	0%
2021	Strategy	2,333
2020		640

2022	All Market Total Return	$0	0%	0%
2021	Portfolio	0
2020		0

As of the end of the most recent fiscal year, each Fund listed below owned securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents as follows:

Portfolio	Broker/Dealer	Aggregate Value of Securities Held

All Market Total Return Portfolio	Bank of America Corp Barclays PLC BNP Paribas SA Citigroup, Inc. Credit Suisse Group AG Goldman Sachs Group, Inc. (The) JPMorgan Chase & Co. Morgan Stanley UBS Group AG Wells Fargo & Co.	$7,059 $336,378 $503,661 $1,095,559 $1,169,911 $3,129,142 $1,242,500 $156,379 $402,212 $791,938

Wealth Appreciation Strategy	Bank of America Corp. Goldman Sachs Group, Inc. (The) Wells Fargo & Co.	$10,520,972 $12,923,564 $13,358,388

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Portfolio	Broker/Dealer	Aggregate Value of Securities Held

Tax-Managed Wealth Appreciation Strategy	Bank of America Corp. Goldman Sachs Group, Inc. (The) JPMorgan Chase & Co. Wells Fargo & Co.	$7,398,805 $7,329,385 $897,330 $8,481,488
Tax-Managed All Market Income Portfolio	Goldman Sachs Group, Inc. (The) JPMorgan Chase & Co. Morgan Stanley	$67,867 $221,888 $31,022

Disclosure of Portfolio Holdings

The Funds believe that the ideas of the Adviser’s investment staff should benefit the Funds and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Funds also believe that knowledge of the Funds’ portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions and evaluating portfolio management techniques.

The Adviser has adopted, on behalf of the Funds, policies and procedures relating to disclosure of the Funds’ portfolio securities. The policies and procedures relating to disclosure of the Funds’ portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Funds’ operations or useful to the Funds’ shareholders without compromising the integrity or performance of the Funds. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds and their shareholders) are met, the Funds do not provide or permit others to provide information about the Funds’ portfolio holdings on a selective basis.

The Funds include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser’s website (www.abfunds.com). The Adviser generally posts on the website a complete schedule of the Funds’ portfolio securities, generally as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Fund, the market value of the Fund’s holdings and the percentage of the Fund’s assets represented by the Fund’s holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities a Fund holds, a summary of a Fund’s top ten holdings (including name and the percentage of the Fund’s assets invested in each holding) and a percentage breakdown of the Fund’s investments by country, sector and industry, as applicable, approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

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The Adviser may distribute or authorize the distribution of information about the Funds’ portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser’s employees and affiliates that provide services to the Funds. In addition, the Adviser may distribute or authorize distribution of information about the Funds’ portfolio holdings that is not publicly available, on the website or otherwise, to the Funds’ service providers who require access to the information in order to fulfill their contractual duties relating to the Funds, to facilitate the review of the Funds by NRSROs, for the purpose of due diligence regarding a merger or acquisition, for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders, or to other persons approved by the Adviser’s Chief Compliance Officer (or his designee) in accordance with the conditions described below that are part of the policies and procedures relating to disclosure of the Funds’ portfolio securities. The Adviser does not expect to disclose information about the Funds’ portfolio holdings that is not publicly available to the Funds’ individual or institutional investors or to intermediaries that distribute the Funds’ shares. Information may be disclosed with any frequency and any lag, as appropriate.

Before any non-public disclosure of information about the Funds’ portfolio holdings is permitted, however, the Adviser’s Chief Compliance Officer (or his designee) must determine that a Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund’s shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

The Adviser has established procedures to ensure that each Fund’s portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser’s Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser’s product management group determines that the disclosure serves a legitimate business purpose of a Fund and is in the best interest of the Fund’s shareholders. The Adviser’s Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to a Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser’s Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser’s policy and any applicable confidentiality agreement. The Adviser’s Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund’s Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

In accordance with these procedures, each of the following third parties has been approved to receive information concerning each Fund’s portfolio holdings: (i) the Funds’ independent registered public accounting firm, for use in providing audit opinions; (ii) Donnelley

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Financial Solutions, Inc., Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Funds’ custodian in connection with its custody of the Funds’ assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; (v) the Investment Company Institute, a trade association that represents registered investment companies such as mutual funds, closed-end funds and exchange-traded funds, in connection with confidential industry matters; and (vi) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Funds’ portfolio holdings information unless specifically authorized.

GENERAL INFORMATION

Description of the Trust

The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (“Declaration of Trust”) dated March 26, 1987, as amended, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a “series” company as described in Rule 18f-2 under the 1940 Act, having seven separate portfolios, including the Funds, each of which is represented by a separate series of shares. The name of the Trust was changed from “The Alliance Portfolios” to “The AllianceBernstein Portfolios” on March 31, 2003. The Name of the Trust was changed from the “AllianceBernstein Portfolios” to “AB Portfolios”, and the names of the Funds were changed from “AllianceBernstein Conservative Wealth Strategy”, “AllianceBernstein Balanced Wealth Strategy”, “AllianceBernstein Tax-Managed Balanced Wealth Strategy”, “AllianceBernstein Wealth Appreciation Strategy” and “AllianceBernstein Tax-Managed Wealth Appreciation Strategy” to “AB Conservative Wealth Strategy”, “AB Balanced Wealth Strategy”, “AB Tax-Managed Balanced Wealth Strategy”, “AB Wealth Appreciation Strategy” and “AB Tax-Managed Wealth Appreciation Strategy”, respectively, on January 20, 2015. “AB Balanced Wealth Strategy” changed its name to “AB All Market Total Return Portfolio” effective on April 24, 2017. “AB Tax-Managed Balanced Wealth Strategy” changed its name to “AB Tax-Managed All Market Income Portfolio” effective on April 17, 2017. “AB Conservative Wealth Strategy” changed its name to “AB Sustainable Thematic Balanced Portfolio” effective on December 1, 2021.

The Declaration of Trust permits the Trustees to authorize the issuance of an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of each Fund and each class thereof do not have any preemptive rights. Upon termination of the Fund or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund or that class are entitled to share pro rata in the net assets of that Fund or that class then available for distribution to such shareholders.

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least a majority of the outstanding shares of each Fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust and any series upon written notice to the shareholders.

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It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.

The Trust has an unlimited number of authorized shares of beneficial interest. The Trustees are authorized to reclassify any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the laws of The Commonwealth of Massachusetts. If shares of another series were issued in connection with the creation of one or more additional portfolios, each share of any portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as the approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series. Except as noted below, all shares of the Funds when duly issued will be fully paid and non-assessable.

Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund’s property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she was a shareholder would be unable to meet its obligations.

Principal and Controlling Holders

AB ALL MARKET TOTAL RETURN PORTFOLIO

To the knowledge of the Fund, as of December 1, 2022, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:

Name and Address	No. of Shares of Class	% of Class

Class A

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	6,162,523	20.10%

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Name and Address	No. of Shares of Class	% of Class

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	2,560,119	8.35%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	3,143,001	10.25%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	2,019,411	6.59%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	3,087,724	10.07%

Class C

AllianceBernstein Trust Company C/F Erik D. Daniels SEP IRA Alton, IL 62002-6181	34,637	9.10%

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	47,796	12.56%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	35,430	9.31%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	22,557	5.93%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	34,749	9.13%

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Name and Address	No. of Shares of Class	% of Class

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	23,642	6.21%

Advisor Class

Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	223,271	5.11%

Class R

Empower Trust Company, LLC FBO Empower Benefit Grand Fathered Plan 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	44,661	19.79%

MG Trust Company Custodian FBO Creative Kitchens, Inc. 717 17th St., Ste. 1300 Denver, CO 80202-3304	13,719	6.08%

Mid Atlantic Trust Company FBO Lucash-Montgomery Builders, LLC 401(K) 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	47,247	20.94%

State Street Bank and Trust Company as Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	100,922	44.73%

Class K

Empower Trust Company, LLC FBO Associated Specialist in Nephrology and Hypertension, LLC 401(K) PSP 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	71,666	17.02%

Empower Trust FBO Bonne Bridges Mueller O’Keefe & Nichols 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	84,108	19.98%

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Name and Address	No. of Shares of Class	% of Class

Empower Trust FBO Cristalino, Inc. 401(K) 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	94,563	22.46%

Empower Trust Company, LLC FBO Universal Tone Management, LLC 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	81,549	19.37%

Class I

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	1,976	10.16%

PAI Trust Company, Inc. Edwin Evers, Inc. 401(K) PSP 1300 Enterprise Drive De Pere, WI 54115-4934	17,475	89.84%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of December 1, 2022.

AB WEALTH APPRECIATION STRATEGY

To the knowledge of the Fund, as of December 1, 2022, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:

Name and Address	No. of Shares of Class	% of Class

Class A

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	2,526,606	13.80%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	1,452,146	7.93%

142

Name and Address	No. of Shares of Class	% of Class

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	1,579,539	8.63%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	1,295,075	7.07%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,683,668	9.20%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	937,952	5.12%

Class C

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	19,078	7.33%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	32,014	12.31%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	39,536	15.20%

Class R

Ascensus Trust Company FBO Allen C. Han Solo-K P.O. Box 10758 Fargo, ND 58106-0758	13,368	11.54%

143

Name and Address	No. of Shares of Class	% of Class

Empower Trust Company, LLC FBO Empower Benefit Grandfathered Plan 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	25,680	22.17%

Matrix Trust Company as Agent for Advisor Trust, Inc. Hoquiam School District #28 403B 717 17th St., Ste. 1300 Denver, CO 80202-3304	8,227	7.10%

State Street Bank and Trust Company As Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	11,667	10.07%

Class K

Empower Trust Company, LLC FBO The Macro Retirement Plan 401(K) c/o Fascore, LLC 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	83,029	27.12%

Peter/George/Edwin Kunhardt FBO Kunhardt Films LLC Incentive 48 Wheeler Ave. Pleasantville, NY 10570-3046	84,940	27.74%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of December 1, 2022.

144

AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO

To the knowledge of the Fund, as of December 1, 2022, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:

Name and Address	No. of Shares of Class	% of Class

Class A

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	2,758,838	31.03%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	779,738	8.77%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	834,889	9.39%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	536,474	6.03%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	759,965	8.55%

Class C

Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	26,910	8.76%

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	85,485	27.83%

145

Name and Address	No. of Shares of Class	% of Class

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	27,620	8.99%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	36,447	11.86%

Trust Agreement of Janell A. Kassa Janell A. Kassa Trustee Minnestrista, MN 55364-9431	24,946	8.12%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	15,775	5.13%

Advisor Class

Lenore Born & William E. Born Tenants in Common Berkeley Heights, NJ 07922-2447	26,106	7.34%

Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	30,563	8.59%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	39,298	11.05%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	57,551	16.18%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	51,663	14.53%
146

Name and Address	No. of Shares of Class	% of Class

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	28,117	7.91%

Class R

Matrix Trust Company as Agent for Advisor Trust, Inc. Location Age 401(K) PSP 717 17th St., Ste. 1300 Denver, CO 80202-3304	82,519	20.83%

State Street Bank and Trust Company As Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	225,115	56.81%

Class K

Empower Trust Company, LLC FBO Aaronson Dickerson Cohn & Lanzone A P.C. 401(K) c/o Fascore LLC 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	50,422	35.15%

Empower Trust Company, LLC FBO News 2 You, Inc. 401(K) 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	9,184	6.40%

Empower Trust Company, LLC FBO Ross Langan & McKendree, LLP Cash or Deferred Arrangement PSP 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	38,648	26.94%

Class I

AllianceBernstein L.P. Attn: Brett Mather – Seed Account One Nashville Place, 21st Floor 150 4th Avenue North Nashville, TN 37219-2415	811	25.54%

147

Name and Address	No. of Shares of Class	% of Class

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	2,364	74.44%

Class Z

AllianceBernstein L.P. Attn: Brett Mather – Seed Account One Nashville Place, 21st Floor 150 4th Avenue North Nashville, TN 37219-2415	739	99.79%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of December 1, 2022.

AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO

To the knowledge of the Fund, as of December 1, 2022, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:

Name and Address	No. of Shares of Class	% of Class

Class A

Edward D. Jones & Co., L.P. For the Benefit of Customers Attn: Terrance Spencer 12555 Manchester Road Saint Louis, MO 63131-3710	195,780	5.48%

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	410,048	11.49%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	487,605	13.66%

148

Name and Address	No. of Shares of Class	% of Class

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	306,629	8.59%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	278,093	7.79%

Class C

Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	24,733	18.64%

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	50,394	37.97%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	7,581	5.71%

Mary Ann Reitano TOD/DE Massapequa Park, NY 11762-1815	9,924	7.48%

RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 250 Nicollet Mall, Suite 1400 Minneapolis, MN	7,081	5.34%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	7,627	5.75%

Advisor Class

Sanford Bernstein & Co., LLC 1 N Lexington Ave. White Plains, NY 10601-1721	435,011	15.98%

149

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of December 1, 2022.

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

To the knowledge of the Fund, as of December 1, 2022, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:

Name and Address	No. of Shares of Class	% of Class

Class A

Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	127,628	5.62%

Edward D. Jones & Co., L.P. For the Benefit of Customers Attn: Terrance Spencer 12555 Manchester Road Saint Louis, MO 63131-3710	138,100	6.09%

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	119,413	5.26%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	350,902	15.46%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	188,321	8.30%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	189,401	8.35%

150

Name and Address	No. of Shares of Class	% of Class

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	199,581	8.79%

Class C

Arnold M. Fischer & Marguerite D. Fischer JTWROS Juneau, AK 99801-8939	6,979	22.08%

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	3,303	10.45%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	2,920	9.24%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	2,799	8.86%

UBS WM USA Attn: Department Manager Special Custody Account 1000 Harbor Blvd. Weehawken, NJ 07086-6761	5,977	18.91%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	2,670	8.45%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of December 1, 2022.

151

Custodian and Accounting Agent

State Street, State Street Corporation CCB/5, 1 Iron Street, Boston, MA 02210, acts as the custodian and as accounting agent for the Funds, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Funds’ Trustees, State Street may enter into subcustodial agreements for the holding of the Funds’ securities outside of the United States.

Principal Underwriter

ABI, an indirect wholly-owned subsidiary of the Adviser, located at 501 Commerce Street, Nashville, TN 37203, is the principal underwriter of shares of the Trust. Under the Distribution Services Agreement between the Trust and ABI, the Trust has agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel

Legal matters in connection with the issuance of the shares of the Funds offered hereby are passed upon by Seward & Kissel LLP, 901 K Street NW, Suite 800, Washington, DC 20001.

Independent Registered Public Accounting Firm

Ernst & Young LLP, One Manhattan West, New York, NY 10001, has been appointed as the independent registered public accounting firm for the Funds.

Code of Ethics and Proxy Voting Policies and Procedures

The Funds, the Adviser and ABI have each adopted Codes of Ethics pursuant to Rule 17j-1 of the Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

The Funds have adopted the Adviser’s proxy voting policies and procedures. A description of the Adviser’s proxy voting policies and procedures is attached as Appendix A.

Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 for the Funds available (1) without charge, upon request, by calling (800) 227-4618; or through the Fund’s website at www.abfunds.com; or both; and (2) on the SEC’s website at www.sec.gov.

Additional Information

Any shareholder inquiries may be directed to the shareholder’s financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C., or on the Internet at www.abfunds.com.

152

FINANCIAL STATEMENTS AND REPORT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Funds for the fiscal year ended August 31, 2022 and the reports of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Funds’ annual reports. The annual reports were filed on Form N-CSR with the SEC on November 3, 2022. These reports are available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.abfunds.com.

153

Appendix A

Proxy Voting and Governance Policy Statement

Introduction

AllianceBernstein L.P.’s (“AB,” “we,” “us,” “our” and similar terms) mission is to work in our clients’ best interests to deliver better investment outcomes through differentiated research insights and innovative portfolio solutions. As a fiduciary and investment adviser, we place the interests of our clients first and treat all our clients fairly and equitably, and we have an obligation to responsibly allocate, manage and oversee their investments to seek sustainable, long-term shareholder value. AB has authority to vote proxies relating to securities in certain client portfolios and, accordingly, AB’s fiduciary obligations extend to AB’s exercise of such proxy voting authority for each client AB has agreed to exercise that duty. AB’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, “proxies”), in a manner that serves the best interests of each respective client as determined by AB in its discretion, after consideration of the relevant clients’ investment strategies, and in accordance with this Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”) and the operative agreements governing the relationship with each respective client. This Policy outlines our principles for proxy voting, includes a wide range of issues that often appear on voting ballots, and applies to all of AB’s internally managed assets, globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“members of the Responsible Investing team”), in order to ensure that this Policy and its procedures are implemented consistently.

To be effective stewards of our client’s investments and maximize shareholder value, we need to vote proxies on behalf of our clients responsibly. This Policy forms part of a suite of policies and frameworks beginning with AB’s Stewardship Statement that outline our approach to responsibility, responsible investing, stewardship, engagement, climate change, human rights, global slavery and human trafficking, and controversial investments. Proxy voting is an integral part of this process, enabling us to support strong corporate governance structures, shareholder rights, transparency and disclosure, and encourage corporate action on material environmental, social and governance and climate issues.

This Policy is overseen by the Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior representatives from Equities, Fixed Income, Responsibility, Legal and

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Operations. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in the Policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.

Research Underpins Decision Making

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the members of the Responsible Investing team making different voting decisions on the same proposal. Nevertheless, the members of the Responsible Investing team vote proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Voting and Governance Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Voting and Governance Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review this Statement and the Policy no less frequently than annually. In addition, the Proxy Voting and Governance Committee meets at least three times a year and as necessary to address special situations.

Research Services

We subscribe to the corporate governance and proxy research services of vendors such as Institutional Shareholder Services (“ISS”) and Glass Lewis at different levels. All our investment professionals can access these materials via the members of the Responsible Investing team and/or the Proxy Voting and Governance Committee.

Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the members of the Responsible Investing team may consult the Proxy Voting and Governance Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the members of the

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Responsible Investing team, who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

Proxy Voting Guidelines

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in the Proxy Voting and Governance Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to board and director proposals, compensation proposals, capital changes and anti-takeover proposals, auditor proposals, shareholder access and voting proposals, and environmental, social and disclosure proposals. The following are examples of specific issues within each of these broad categories:

Board and Director Proposals: Election of Directors

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled and may take into account affiliations, related-party transactions and prior service to the company. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

Capital Changes and Anti-Takeover Proposals: Authorize Share Repurchase

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a

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specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

Auditor Proposals: Appointment of Auditors

We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the U.K. market, which utilizes a different standard, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

Shareholder Access and Voting Proposals: Proxy Access for Annual Meetings

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the US Securities and Exchange Commission (“SEC”) in 2010, but vacated by the D.C. Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementing restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or include their own competing, more strict, proposals on the same ballot.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are

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not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

Environmental, Social and Disclosure Proposals: Lobbying and Political Spending

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

Conflicts of Interest

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which we or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is our

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client) and reviewing our proposed votes for these companies and organizations in light of the Policy and proxy advisors’ recommendations. If our proposed vote is contrary to, or not contemplated in, the Policy, we refer to proposed vote to our Conflicts Officer for his determination.

In addition, our Proxy Voting and Governance Committee takes reasonable steps to verify that our primary proxy advisor, ISS, continues to be independent, including an annual review of ISS’s conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

Voting Transparency

We publish our voting records on our Internet site (www.alliancebernstein.com) one business day after the company’s shareholder meeting date. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

Recordkeeping

All of the records referenced in our Policy will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of six-plus years. If the local regulation requires that records are kept for more than six years, we will comply with the local regulation. We maintain the vast majority of these records electronically.

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PART C

OTHER INFORMATION

ITEM 28.	Exhibits:
(a)	Declaration of Trust.
	(1)	Agreement and Declaration of Trust - Incorporated by reference to Exhibit (1)(a) to Post-Effective Amendment No. 28 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on January 30, 1998.
	(2)	Amendment No. 1 to Agreement and Declaration of Trust - Incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 28 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on January 30, 1998.
	(3)	Amendment No. 2 to Agreement and Declaration of Trust - Incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 28 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on January 30, 1998.
	(4)	Amendment No. 3 to Agreement and Declaration of Trust - Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 48 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on June 6, 2003.
	(5)	Amendment No. 4 to Agreement and Declaration of Trust - Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 74 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on December 28, 2009.
	(6)	Amendment No. 5 to Agreement and Declaration of Trust - Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 97 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on October 30, 2015.
	(7)	Amendment No. 6 to Agreement and Declaration of Trust – Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 110 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on October 30, 2017.

	(8)	Amendment No. 7 to Agreement and Declaration of Trust – Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 110 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on October 30, 2017.
	(9)	Amendment No. 8 to Agreement and Declaration of Trust – Incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 126 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on December 1, 2021.
(b)	(1)	By-Laws - Incorporated by reference to Exhibit (3) to Post-Effective Amendment No. 26 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on August 28, 1997.
	(2)	Amendment to By-Laws dated, October 16, 1991 - Incorporated by reference to Exhibit (3) to Post-Effective Amendment No. 26 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on August 28, 1997.
	(3)	Amendment to By-Laws, dated July 14, 2004 - Incorporated by reference to Exhibit (b)(3) to Post-Effective Amendment No. 56 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on September 1, 2004.
	(4)	Amendment to By-Laws, dated September 21, 2016 – Incorporated by reference to Exhibit (b)(4) to Post-Effective Amendment No. 104 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on December 29, 2016.
(c)	Not applicable.
(d)		Investment Advisory Agreement between the Registrant and AllianceBernstein L.P. , dated November 13, 2019, as amended December 1, 2021 – Incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 126 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on December 1, 2021.

(e)	(1)	Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) dated November 13, 2019 – Incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 122 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on October 28, 2020.
	(2)	Selected Dealer Agreement between AllianceBernstein Investments, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated making available shares of the Registrant effective April 30, 2009 - Incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.
	(3)	Load Fund Operating Agreement between AllianceBernstein Investments, Inc. and Charles Schwab & Co., Inc. making available shares of the Registrant, dated as of June 1, 2007 - Incorporated by reference to Exhibit (e)(9) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.
	(4)	Cooperation Agreement between AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.) and UBS AG, dated November 1, 2005 - Incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.
	(5)	Form of Selected Agent Agreement for Depository Institutions and their Subsidiaries between AllianceBernstein Investments, Inc. and selected agents making available shares of the Registrant – Incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 112 of the of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on December 29, 2017.
	(6)	Form of Selected Agreement for Broker-Dealers between AllianceBernstein Investments, Inc. and selected dealers offering shares of the Registrant - Incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 166 of the Registration Statement on Form N-1A of AB Discovery Growth Fund, Inc. (File Nos. 2-10768 and 811-00204), filed with the Securities and Exchange Commission on October 29, 2019.
(f)	Not applicable.

(g)		Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, effective August 3, 2009 – Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 51 of the Registration Statement on Form N-1A of AllianceBernstein Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 2010.
(h)	(1)	Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc. (formerly Alliance Fund Services, Inc.) - Incorporated by reference to Exhibit (9)(c) to Post-Effective Amendment No. 64 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on August 30, 1995.
	(2)	Amendment to Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc., made as of June 14, 2006 - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 104 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on December 29, 2016.
	(3)	Accounting Agreement between Equitable Capital Management Corporation and State Street Bank and Trust Company - Incorporated by reference to Exhibit (9)(b) to Post-Effective Amendment No. 27 of the Registration Statement on Form N-1A of The Alliance Portfolios (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on October 31, 1997.
	(4)	Expense Limitation Undertaking by AllianceBernstein L.P. (formerly known as Alliance Capital Management L.P.), dated February 1, 1999 - Incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 37 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on October 29, 1999.
	(5)	Form of Expense Limitation Undertaking by AllianceBernstein L.P. with respect to AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy - Incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 59 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on December 30, 2004.

	(6)	Expense Limitation Undertaking, dated April 17, 2017, by AllianceBernstein L.P. with respect to AB Tax-Managed All Market Income Portfolio – Incorporated by reference to Exhibit (h)(8) to Post-Effective Amendment No. 112 of the of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on December 29, 2017.
	(7)	Management Fee Waiver Undertaking, dated June 1, 2016, amended as of May 1, 2019, by AllianceBernstein L.P – Incorporated by reference to Exhibit (h)(47) to Post-Effective Amendment No. 274 of the Registration Statement on Form N-1A of AB Cap Fund, Inc. (File Nos. 2-29901 and 811-01716)), filed with the Securities and Exchange Commission on November 29, 2019.
	(8)	Expense Limitation Undertaking, dated February 2, 2004, by AllianceBernstein L.P. (formerly known as Alliance Capital Management L.P.) with respect to AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Preservation Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy - Incorporated by reference to Exhibit (h)(8) to Post-Effective Amendment No. 120 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on December 27, 2019.
	(9)	Expense Limitation Undertaking, dated February 2, 2004, by AllianceBernstein L.P. (formerly known as Alliance Capital Management L.P.) with respect to AllianceBernstein Wealth Appreciation Strategy and AllianceBernstein Tax-Managed Wealth Appreciation Strategy - Incorporated by reference to Exhibit (h)(9) to Post-Effective Amendment No. 120 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on December 27, 2019.
	(10)	Expense Limitation Undertaking, dated December 1, 2021, by AllianceBernstein L.P. with respect to AB Sustainable Thematic Balanced Portfolio (formerly, AB Conservative Wealth Strategy) – Incorporated by reference to Exhibit (h)(10) to Post-Effective Amendment No. 126 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on December 1, 2021.
	(11)	Form of Acquiring Fund of Funds Investment Agreement – Incorporated by reference to Exhibit (h)(58) to Post-Effective Amendment No. 290 of the Registration Statement on Form N-1A of AB Cap Fund, Inc. (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on April 29, 2022.
(i)	Opinion and Consent of Seward & Kissel LLP – Filed herewith.
(j)	Consent of Independent Registered Public Accounting Firm – Filed herewith.

(k)	Not applicable.
(l)	Investment Letter of The Equitable Life Assurance Society of the United States, dated October 19, 1987 - Incorporated by reference to Exhibit (13) to Post-Effective Amendment No. 26 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on August 28, 1997.
(m)	Rule 12b-1 Plan - See Exhibit (e)(1) hereto.
(n)	Amended and Restated Rule 18f-3 Plan, dated August 1, 2019 – Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 118 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on October 29, 2019.
(o)	Reserved.
(p)	(1) Code of Ethics of the Registrant - Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 42 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on August 31, 2001.
(2) Code of Ethics for AllianceBernstein L.P. and AllianceBernstein Investments, Inc. – Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 41 of the Registration Statement on Form N-1A of AB Institutional Funds, Inc. (File Nos. 333-37177 and 811-08403), filed with the Securities and Exchange Commission on January 28, 2021.

Other Exhibits:

(1)	Powers of Attorney for: Michael J. Downey, William H. Foulk, Jr., Nancy P. Jacklin, Carol C. McMullen, Garry L. Moody, and Marshall C. Turner, Jr. – Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 114 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on October 26, 2018.
(2)	Power of Attorney for: Jorge A. Bermudez – Incorporated by reference to Other Exhibits (2) to Post-Effective Amendment No. 122 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on October 28, 2020.

(3)	Power of Attorney for: Jeanette W. Loeb – Incorporated by reference to Other Exhibits (3) to Post-Effective Amendment No. 122 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on October 28, 2020.
(4)	Power of Attorney for: Onur Erzan – Incorporated by reference to Other Exhibits (4) to Post-Effective Amendment No. 124 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on October 1, 2021.

ITEM 29.	Persons Controlled by or Under Common Control with the Registrant.

None.

ITEM 30.	Indemnification.

Paragraph (n) of Section 3, Article IV of the Registrant’s Agreement and Declaration of Trust provides in relevant part that the Trustees of the Trust have the power:

“(n) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;”

Section 2 of Article VII of the Registrant’s Agreement and Declaration of Trust provides in relevant part:

“Limitation of Liability

Section 2. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.”

Article VIII of the Registrant’s Agreement and Declaration of Trust provides in relevant part:

ARTICLE VIII

Indemnification

“Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.”

“Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a Court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.”

“Section 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term “Covered Person” shall include such person's heirs, executors and administrators and a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (or who has been exempted from being an “interested person” by any rule, regulation or order of the Commission) and against whom none of such actions, suits or other proceedings or another action, suit or proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.”

Section 2 of Article IX of the Registrant’s Agreement and Declaration of Trust provides in relevant part:

“TRUSTEE’S GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY

Section 2. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.”

The Investment Advisory Agreement between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, AllianceBernstein L.P. against any liability to the Registrant or its shareholders to which it would otherwise be subject by reason or willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason or reckless disregard of its obligations or duties thereunder.

The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (“ABI”) provides that the Registrant will indemnify, defend and hold ABI, and any person who controls it within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Act”), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant’s Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon, any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading, provided that nothing therein shall be so construed as to protect ABI against any liability to Registrant or its security holders to which it would otherwise be subject by reason or willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations or duties thereunder.

The foregoing summaries are qualified by the entire text of Registrant’s Agreement and Declaration of Trust, the Advisory Agreement between the Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between the Registrant and ABI.

Insofar as indemnification for liabilities arising under the Act may be permitted to Trustees, Officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, Officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant participates in a joint directors’ liability insurance policy issued by the ICI Mutual Insurance Company. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each participating investment company. In addition, the Adviser's liability insurance policy, which is issued by a number of underwriters, including Greenwich Insurance Company as primary underwriter, extends to officers of the Registrant and such officers are covered up to the limits specified for any claim against them for acts committed in their capacities as officers of the investment companies sponsored by the Adviser.

ITEM 31.	Business and Other Connections of Adviser.

The descriptions of AllianceBernstein L.P. under the captions “Management of the Fund” in the Prospectuses and in the Statements of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

The information as to the directors and executive officers of AllianceBernstein L.P., set forth in its Form ADV filed with the Securities and Exchange Commission on March 31, 2014 (File No. 801-56720) and amended through the date hereof, is incorporated by reference herein.

ITEM 32.	Principal Underwriters.

(a)       ABI is the Registrant’s Principal Underwriter in connection with the sale of shares of the Registrant. ABI is the Principal Underwriter or Distributor for the following investment companies:

AB Bond Fund, Inc.

AB Cap Fund, Inc.

AB Core Opportunities Fund, Inc.

AB Corporate Shares

AB Discovery Growth Fund, Inc.

AB Equity Income Fund, Inc.

AB Fixed-Income Shares, Inc.

AB Global Bond Fund, Inc.

AB Global Real Estate Investment Fund, Inc.

AB Global Risk Allocation Fund, Inc.

AB High Income Fund, Inc.

AB Institutional Funds, Inc.

AB Intermediate California Municipal Portfolio1

AB Intermediate Diversified Municipal Portfolio2

AB Intermediate Duration Portfolio3

AB Intermediate New York Municipal Portfolio1

AB Large Cap Growth Fund, Inc.

AB Municipal Income Fund, Inc.

AB Municipal Income Fund II

AB Relative Value Fund, Inc.

AB Short Duration Portfolio4

AB Sustainable Global Thematic Fund, Inc.

AB Sustainable International Thematic Fund, Inc.

AB Trust

AB Variable Products Series Fund, Inc.

Emerging Markets Portfolio5

Sanford C. Bernstein Fund II, Inc.

________________________

1 This is a Portfolio of Sanford C. Bernstein Fund, Inc., which consists of Classes A, C and Advisor Class Shares.

2 This is a Portfolio of Sanford C. Bernstein Fund, Inc., which consists of Classes A, C, Z and Advisor Class Shares.

3 This is a Portfolio of Sanford C. Bernstein Fund, Inc., which consists of Classes A, Z and Advisor Class Shares.

4 This is a Portfolio of Sanford C. Bernstein Fund, Inc., which consists of Classes A and C Shares.

5 This is a Portfolio of Sanford C. Bernstein Fund, Inc., which consists of Class Z Shares.

(b)       The following are the Directors and Officers of ABI, the principal place of business of which is 501 Commerce Street, Nashville, TN 37203.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Directors

Onur Erzan	Director and Head of Global Client Group and Head of Private Wealth	President and Chief Executive Officer

Gary Krueger	Director, and Chief Financial Officer

David M. Lesser	Director	Assistant Clerk

Mark R. Manley	Director, and Secretary

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Officers

Emilie D. Wrapp	Senior Vice President, Assistant General Counsel and Assistant Secretary	Clerk

Laurence H. Bertan	Senior Vice President and Assistant Secretary

Richard A. Brink	Senior Vice President

Peter G. Callahan	Senior Vice President

Michael A. Capella	Senior Vice President

Nelson Kin Hung Chow	Senior Vice President

Flora Chi Ju Chuang	Senior Vice President

Russell R. Corby	Senior Vice President

John W. Cronin	Senior Vice President

Silvio Cruz	Senior Vice President

John C. Endahl	Senior Vice President

John Edward English	Senior Vice President

Robert K. Forrester	Senior Vice President

Mark A. Gessner	Senior Vice President

Kenneth L. Haman	Senior Vice President

Brian P. Hanna	Senior Vice President

Michael S. Hart	Senior Vice President

Alexander Hoffmann	Senior Vice President

Chang Hyun Lee	Senior Vice President

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Ajai M. Kaul	Senior Vice President

Scott M. Krauthamer	Senior Vice President

Tomas Kukla	Senior Vice President

Karen (Yeow Ping) Lim	Senior Vice President

James M. Liptrot	Senior Vice President and Assistant Controller

William Marsalise	Senior Vice President

Brendan Murray	Senior Vice President

Masaru Nakabachi	Senior Vice President

John J. O’Connor	Senior Vice President

David D. Paich	Senior Vice President

John D. Prosperi	Senior Vice President

Miguel A. Rozensztroch	Senior Vice President

Craig T. Schorr	Senior Vice President

Elizabeth M. Smith Malik	Senior Vice President

Stephen M. Woetzel	Senior Vice President	Assistant Controller

Derek Yung	Senior Vice President

Robert J. Amberger	Vice President

Armand H. Amritt	Vice President

Eric Anderson	Vice President

Constantin L. Andreae	Vice President

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

DeAnna D. Beedy	Vice President

Brandon W. Born	Vice President

James J. Bracken	Vice President

Robert A. Brazofsky	Vice President

Friederike Grote Brink	Vice President

Christopher J. Carrelha	Vice President

Josh Tso Hsiang Chang	Vice President

Mikhail Cheskis	Vice President

Daisy (Sze Kie) Chung	Vice President

Kevin M. Dausch	Vice President

Frank de Wit	Vice President

Marc J. Della Pia	Vice President

Patrick R. Denis	Vice President

Jonathon A. Diegel	Vice President

Ralph A. DiMeglio	Vice President

Joseph T. Dominguez	Vice President

Barbara Anne Donovan	Vice President

Gregory M. Erwinski	Vice President

Nataliya Fomenko	Vice President

Carey Fortnam	Vice President

Eric C. Freed	Vice President and Counsel	Assistant Clerk

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Yuko (Kadoda) Funato	Vice President

Kenneth Handler	Vice President

Terry L. Harris	Vice President

Sarah Entzeroth Hartzke	Vice President

Nancy E. Hay	Vice President and Counsel	Assistant Clerk

Philippe Hemery	Vice President

Olivier Herson	Vice President

Eric S. Indovina	Vice President

Anthony E. Kafouros	Vice President

Tina Kao	Vice President

Jeffrey Kelly	Vice President

Gunnar Knierim	Vice President

Anthony D. Knight	Vice President

Stephen J. Laffey	Vice President and Counsel	Assistant Clerk

Ginnie Li-Chin Li	Vice President

Albert Yen Po Lien	Vice President

Darren L. Luckfield	Vice President

Matthew J. Malvey	Vice President

Robert Mancini	Vice President

Todd Mann	Vice President

Osama (Sam) Mari	Vice President

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Daniel P. Melehan	Vice President

Nicola Meotti	Vice President

Yuji Mihashi	Vice President

David Mitchell	Vice President

Benjamin Moore	Vice President

Robert D. Nelms	Vice President

Jamie A. Nieradka	Vice President

Daryl N. Northrop	Vice President

Markus Novak	Vice President

Bryan R. Pacana	Vice President

Kim Chu Perrington	Vice President

Joseph J. Proscia	Vice President

Damien Ramondo	Vice President

Carol H. Rappa	Vice President

Jessie A. Reich	Vice President

Claudio Rondolini	Vice President

David Saslowsky	Vice President

Richard A. Schwam	Vice President

John F. Skahan	Vice President

Chang Min Song	Vice President

Daniel L. Stack	Vice President

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Jason P. Stevens	Vice President

Scott M. Tatum	Vice President

Wendy Weng	Vice President

Isabella (Hsin-I) Yen	Vice President

Oscar Zarazua	Vice President

Martin J. Zayac	Vice President

Isabelle Husson	Assistant Vice President

Charissa A. Pal	Assistant Vice President

Brian W. Paulson	Assistant Vice President

Michiyo Tanaka	Assistant Vice President

Laurence Vandecasteele	Assistant Vice President

William Wielgolewski	Assistant Vice President

(c)	Not applicable.
ITEM 33.	Location of Accounts and Records.

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003 and at the offices of State Street Bank and Trust Company, the Registrant’s Custodian, One Lincoln Street, Boston, MA 02111. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 501 Commerce Street, Nashville, TN 37203.

ITEM 34.	Management Services.

Not applicable.

ITEM 35.	Undertakings.

Not applicable.

********************

NOTICE

A copy of the Agreement and Declaration of Trust of The AB Portfolios (the “Trust”) is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on the 28th day of December, 2022.

THE AB PORTFOLIOS

By:	/s/	Onur Erzan
Onur Erzan
President

Pursuant to the requirements of the Securities Act of l933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

	Signature	Title	Date

1)	Principal Executive Officer:

	/s/ Onur Erzan	President and	December 28, 2022
	Onur Erzan	Chief Executive Officer

2)	Principal Financial and Accounting Officer:

	/s/ Joseph J. Mantineo	Treasurer and	December 28, 2022
	Joseph J. Mantineo	Chief Financial Officer

3)	All of the Trustees:

Jorge A. Bermudez* Michael J. Downey* Onur Erzan* Nancy P. Jacklin* Jeanette W. Loeb* Carol C. McMullen* Garry L. Moody* Marshall C. Turner, Jr.*

*By:	/s/ Stephen J. Laffey		December 28, 2022
Stephen J. Laffey (Attorney-in-Fact)

SIGNATURES

This Amendment to the Registration Statement contains certain disclosure regarding AB All Market Total Return Portfolio (Cayman), Ltd. (the "Subsidiary"). The Subsidiary has, subject to the next sentence, duly caused this Amendment to the Registration Statement on Form N-1A of the Registrant to be signed on the Subsidiary's behalf by the undersigned, thereunto duly authorized, in the City of New York in the State of New York on the 28th day of December, 2022. The Subsidiary is executing this Amendment to the Registration Statement only in respect of the disclosure contained herein specifically describing the Subsidiary and hereby disclaims any responsibility or liability as to any other disclosures in this Amendment to the Registration Statement.

AB ALL MARKET TOTAL RETURN PORTFOLIO (CAYMAN), LTD.

By:	/s/	Onur Erzan
Onur Erzan
President

This Amendment to the Registration Statement on Form N-1A of the Registrant has been signed below by the following persons, solely in the capacities indicated and subject to the next sentence on December 28, 2022. Each of the following persons is signing this Amendment to the Registration Statement only in respect of the disclosures contained herein specifically describing the Subsidiary and hereby disclaims any responsibility or liability as to any other disclosures in this Amendment to the Registration Statement.

	Signature	Title	Date

1)	Principal Executive Officer:

	/s/ Onur Erzan	President and	December 28, 2022
	Onur Erzan	Chief Executive Officer

2)	Principal Financial and Accounting Officer:

	/s/ Joseph J. Mantineo	Treasurer and	December 28, 2022
	Joseph J. Mantineo	Chief Financial Officer

3)	All of the Trustees:

Jorge A. Bermudez* Michael J. Downey* Onur Erzan* Nancy P. Jacklin* Jeanette W. Loeb* Carol C. McMullen* Garry L. Moody* Marshall C. Turner, Jr.*

*By:	/s/ Stephen J. Laffey		December 28, 2022
Stephen J. Laffey (Attorney-in-Fact)

Index to Exhibits

Exhibit No.	Description of Exhibits

(i)	Opinion and Consent of Seward & Kissel LLP

(j)	Consent of Independent Registered Public Accounting Firm

EX-101.INS XBRL	Instance Document
EX-101.SCH XBRL	Taxonomy Extension Schema Document
EX-101.CALC XBRL	Taxonomy Extension Calculation Linkbase
EX-101.DEF XBRL	Taxonomy Extension Definition Linkbase
EX-101.LAB XBRL	Taxonomy Extension Labels Linkbase
EX-101.PRE XBRL	Taxonomy Extension Presentation Linkbase